                                                                     Exhibit 4.2


                         POOLING AND SERVICING AGREEMENT

                                      among

                         ACCESS FINANCIAL LENDING CORP.,
                                  as Servicer,

                       ACCESS FINANCIAL RECEIVABLES CORP.,
                                   as Seller,

                                       and

                              ____________________,
                                   as Trustee




                 ACCESS FINANCIAL MANUFACTURED HOUSING CONTRACT

                                  TRUST ______


                          MANUFACTURED HOUSING CONTRACT
                 SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES,

                                  SERIES ______




                             Dated as of ___ _, ____


                                TABLE OF CONTENTS

                                                                                                      Page
ARTICLE I                DEFINITIONS...................................................................  1

         SECTION 1.01.                 General.........................................................  1
         SECTION 1.02.                 Specific Terms..................................................  1

ARTICLE II               ESTABLISHMENT OF TRUST; TRANSFER OF
                         CONTRACTS..................................................................... 33

         SECTION 2.01.                 Closing......................................................... 33
         SECTION 2.02.                 [reserved]...................................................... 34
         SECTION 2.03.                 Acceptance by Trustee........................................... 34
         SECTION 2.04.                 REMIC Provisions................................................ 34
         SECTION 2.05.                 Conveyance of the Subsequent
                                       Contracts....................................................... 37

ARTICLE III              REPRESENTATIONS AND WARRANTIES................................................ 39

         SECTION 3.01.                 Representations and Warranties
                                       Regarding the Company........................................... 39
         SECTION 3.02.                 Representations and Warranties
                                       Regarding the Seller............................................ 40
         SECTION 3.03.                 [reserved]...................................................... 41
         SECTION 3.04.                 Representations and Warranties of
                                       the Company Regarding the
                                       Contracts....................................................... 41
         SECTION 3.05.                 Repurchase of Contracts or
                                       Substitution of Contracts for
                                       Breach of Representations and
                                       Warranties...................................................... 42

ARTICLE IV               PERFECTION OF TRANSFER AND PROTECTION OF
                         SECURITY INTERESTS............................................................ 42

         SECTION 4.01.                 Custody of Contracts............................................ 42
         SECTION 4.02.                 Filings......................................................... 43
         SECTION 4.03.                 Name Change or Relocation....................................... 43
         SECTION 4.04.                 Executive Office................................................ 44
         SECTION 4.05.                 Costs and Expenses.............................................. 44

ARTICLE V                SERVICING OF CONTRACTS........................................................ 44

         SECTION 5.01.                 Responsibility for Contract
                                       Administration.................................................. 44
         SECTION 5.02.                 Standard of Care................................................ 44
         SECTION 5.03.                 Records......................................................... 45
         SECTION 5.04.                 Inspection; Computer Tape....................................... 45
         SECTION 5.05.                 Certificate Account............................................. 45
         SECTION 5.06.                 Enforcement..................................................... 47
         SECTION 5.07.                 Trustee to Cooperate............................................ 49
         SECTION 5.08.                 Costs and Expenses.............................................. 49


                                                                                                      Page
         SECTION 5.09.                 Maintenance of Insurance........................................ 50
         SECTION 5.10.                 Repossession.................................................... 51
         SECTION 5.11.                 [Reserved]...................................................... 51
         SECTION 5.12.                 Retitling; Security Interests................................... 51
         SECTION 5.13.                 Delinquency Advances and
                                       Servicing Advances.............................................. 52
         SECTION 5.14.                 Pre-Funding Account and
                                       Capitalized Interest Account.................................... 53

ARTICLE VI               REPORTS AND TAX MATTERS....................................................... 55

         SECTION 6.01.                 Monthly Reports................................................. 55
         SECTION 6.02.                 Certificates of Servicing Officer............................... 55
         SECTION 6.03.                 Other Data...................................................... 56
         SECTION 6.04.                 Annual Report of Accountants.................................... 56
         SECTION 6.05.                 Statements to Certificateholders................................ 56
         SECTION 6.06.                 Payment of Taxes................................................ 58

ARTICLE VII              SERVICE TRANSFER.............................................................. 60

         SECTION 7.01.                 Event of Termination............................................ 60
         SECTION 7.02.                 Transfer........................................................ 61
         SECTION 7.03.                 Trustee to Act; Appointment of
                                       Successor....................................................... 62
         SECTION 7.04.                 Notification to Certificate-
                                       holders......................................................... 62
         SECTION 7.05.                 Effect of Transfer.............................................. 63

ARTICLE VIII             PAYMENTS...................................................................... 63

         SECTION 8.01.                 Monthly Payments................................................ 63
         SECTION 8.02.                 Permitted Withdrawals from the
                                       Certificate Account............................................. 64
         SECTION 8.03.                 Payments........................................................ 65

ARTICLE IX               THE CERTIFICATES.............................................................. 69

         SECTION 9.01.                 The Certificates................................................ 69
         SECTION 9.02.                 Registration of Transfer and
                                       Exchange of Certificates........................................ 70
         SECTION 9.03.                 No Charge; Disposition of Void
                                       Certificates.................................................... 74
         SECTION 9.04.                 Mutilated, Destroyed, Lost or
                                       Stolen Certificates............................................. 74
         SECTION 9.05.                 Persons Deemed Owners........................................... 74
         SECTION 9.06.                 Access to List of Certificate-
                                       holders' Names and Addresses.................................... 75
         SECTION 9.07.                 Authenticating Agents........................................... 75

ARTICLE X                INDEMNITIES................................................................... 75

                                                                                                      Page
         SECTION 10.01.                Company's Indemnities........................................... 75
         SECTION 10.02.                Liabilities to Obligors......................................... 76
         SECTION 10.03.                Tax Indemnification............................................. 76
         SECTION 10.04.                Servicer's Indemnities.......................................... 76
         SECTION 10.05.                Operation of Indemnities........................................ 77
         SECTION 10.06.                REMIC Tax Matters............................................... 77

ARTICLE XI               THE TRUSTEE................................................................... 77

         SECTION 11.01.                Duties of Trustee............................................... 77
         SECTION 11.02.                Certain Matters Affecting the
                                       Trustee......................................................... 78
         SECTION 11.03.                Trustee Not Liable for
                                       Certificates or Contracts....................................... 79
         SECTION 11.04.                Rights of Certificateholders to
                                       Direct Trustee and to Waive Event
                                       of Termination.................................................. 80
         SECTION 11.05.                The Servicer to Pay Trustee's
                                       Fees and Expenses............................................... 80
         SECTION 11.06.                Eligibility Requirements for
                                       Trustee......................................................... 81
         SECTION 11.07.                Resignation or Removal of Trustee............................... 81
         SECTION 11.08.                Successor Trustee............................................... 82
         SECTION 11.09.                Merger or Consolidation of
                                       Trustee......................................................... 82
         SECTION 11.10.                Tax Returns..................................................... 83
         SECTION 11.11.                Obligor Claims.................................................. 83
         SECTION 11.12.                Appointment of Co-Trustee or
                                       Separate Trustee................................................ 84
         SECTION 11.13.                Agents of Trustee............................................... 85

ARTICLE XII              MISCELLANEOUS................................................................. 85

         SECTION 12.01.                Servicer Not to Assign Duties or
                                       Resign; Delegation of Servicing
                                       Duties.......................................................... 85
         SECTION 12.02.                Maintenance of Office or Agency................................. 86
         SECTION 12.03.                Termination..................................................... 86
         SECTION 12.04.                Acts of Certificateholders...................................... 90
         SECTION 12.05.                Calculations.................................................... 91
         SECTION 12.06.                Assignment or Delegation........................................ 91
         SECTION 12.07.                Amendment....................................................... 91
         SECTION 12.08.                Notices......................................................... 93
         SECTION 12.09.                Merger and Integration.......................................... 94
         SECTION 12.10.                Headings........................................................ 94
         SECTION 12.11.                Governing Law................................................... 94

EXHIBITS A-1,                --        Form of Class A-1, A-2, A-3, A-4, A-5
  A-2, A-3, A-4                        and A-6 Certificates
  A-5 and A-6
EXHIBITS B-1                 --        Form of Class B-1 and B-2 Certificate
  and B-2
EXHIBIT C                    --        Form of Class C Certificate
EXHIBIT D-1                  --        Form of Class RL and RU Certificate
  and D-2
EXHIBIT E                    --        Form of Assignment
EXHIBIT F                    --        Form of Trustee's Acknowledgment
EXHIBIT G                    --        Form of Power of Attorney
EXHIBIT H                    --        Form of Monthly Report
EXHIBIT I                    --        Form of Certificate of Servicing
                                         Officer
EXHIBIT J                    --        Form of Report on Agreed Upon
                                         Procedures
EXHIBIT K                    --        Form of Representation Letter
EXHIBIT L                    --        Form of Request for Release
EXHIBIT M                    --        Auction Procedures


                  POOLING AND SERVICING AGREEMENT, dated as of ______ ____, among ACCESS FINANCIAL RECEIVABLES CORP., a Delaware corporation, as Seller (the "Seller"), ACCESS FINANCIAL LENDING CORP., a Delaware corporation (the "Company"), as Servicer (the "Servicer"), and _______ __________, a ____________
banking corporation, as Trustee (the "Trustee").



                              W I T N E S S E T H:

                  WHEREAS, the Seller is a bankruptcy-remote company formed for the sole purpose of transferring certain assets to the Access Financial Manufactured Housing Contract Trust ______ (the "Trust") established pursuant to this Agreement;

                  WHEREAS, the Seller has entered into the Loan Sale Agreement, dated as of ___________, by and between the Seller and the Company for the purpose of acquiring from the Company the portfolio of the Contracts secured by certain Manufactured Homes;

                  WHEREAS, the Company is willing to act as the Servicer hereunder; and

                  WHEREAS, the parties hereto wish to set forth the terms and conditions pursuant to which the Trust will acquire the Contracts and the Company will manage and service the Contracts;

                  NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth, the parties hereto hereby agree as follows:


                                    ARTICLE I

                                   DEFINITIONS

                  SECTION 1.01. General. For the purpose of this Agreement, except as otherwise expressly provided or unless the context otherwise requires, the terms defined in this Article include the plural as well as the singular, the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision, and Section references refer to Sections of the Agreement.

                  SECTION 1.02.   Specific Terms.

                  "Accelerated Principal" means, as to any Remittance Date, the lesser of (x) the excess, if any, on such Remittance Date of (i) the Required Overcollateralization Amount over (ii) the Overcollateralization Amount as of such Remittance

Date, calculated for purposes of this definition after giving effect to all distributions of the Formula Principal Distribution Amount pursuant to Section 8.03(a)(1)-(7) on such Remittance Date, but without taking into account the "Accelerated Principal" component thereof and (y) the sum of (i) the Class C Distribution Amount as of such Remittance Date and (ii) if the Company or a wholly-owned subsidiary of the Company acted as the Servicer for the immediately preceding Collection Period, the Monthly Servicing Fee as of such Remittance Date.

                  "Addition Notice" means, with respect to the transfer of Subsequent Contracts to the Trust pursuant to Section 2.05(b) of this Agreement, notice, which shall be given not later than five Business Days prior to the related Subsequent Transfer Date, of the Company's designation of Subsequent Contracts to be sold to the Trust and the aggregate Pool Scheduled Principal Balance of such Subsequent Contracts.

                  "Advance Payment" means any payment by an Obligor in advance of the Collection Period in which it would be due under such Contract and which payment is not a Principal Prepayment.

                  "Advisor" has the meaning set forth in Section 12.03(d) hereof.

                  "Affiliate"  of any  specified  Person  means any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" or "controlled" have meanings correlative to the foregoing.

                  "Agreement" means this Pooling and Servicing Agreement.

                  "Amount Available" means, as to any Remittance Date, an amount equal to (a) the sum of (i) any amounts on deposit in the Certificate Account as of the close of business on the day preceding the related Determination Date and
(ii) any amounts required to be deposited in the Certificate Account on the Business Day immediately preceding such Remittance Date pursuant to Section 5.09 and Section 5.13(a), reduced by (b) the sum, as of such date, of (x) the Amount Held for Future Distribution on such date and (y) amounts permitted to be withdrawn by the Trustee from the Certificate Account pursuant to clauses (b) -
(e), inclusive, of Section 8.02 on such Remittance Date.

                  "Amount Held For Future Distribution" means, as to any Determination Date, the total of the amounts held in the Certificate Account on the day preceding such Determination Date on account of any Advance Payments then on deposit in the Certificate Account, together with amounts then on deposit in the Certificate Account representing (x) Scheduled Payments on the Contracts due during the Collection Period in which such Determination Date occurs and (y) unscheduled collections received during the Collection Period in which such Determination Date occurs.

                  "Applicants" has the meaning assigned in Section 9.06.

                  "Assumption Fee" means any assumption or other similar fee paid by the Obligor on a Contract.

                  "Auction Call Date" means the first Remittance Date on which the Servicer could exercise its optional termination right as provided in
Section 12.03(c) hereof.

                  "Authenticating   Agent"   means  any   authenticating   agent
appointed pursuant to Section 9.07.

                  "Average Sixty-Day Delinquency Ratio Test" means, to be considered "satisfied" for any Remittance Date, that the arithmetic average of the Sixty-Day Delinquency Ratios for such Remittance Date and for the two immediately preceding Remittance Dates is less than or equal to __.

                  "Average Thirty-Day Delinquency Ratio Test" means, to be considered "satisfied" for any Remittance Date, that the arithmetic average of the Thirty-Day Delinquency Ratios for such Remittance Date and for the two immediately preceding Remittance Dates is less than or equal to __.

                  "Book-Entry Certificate" means any Certificate registered in the name of the Depository or its nominee ownership of which is reflected on the books of the Depository or on the books of a person maintaining an account with such Depository (directly or as an indirect participant in accordance with the rules of such Depository).

                  "Business Day" means any day other than (a) a Saturday or a Sunday, or (b) another day on which banking institutions in the city in which a Person is taking action hereunder are authorized or obligated by law, executive order or governmental decree to be closed.

                  "Capitalized Interest Account" means the Capitalized Interest Account established in accordance with Section 7.2 hereof and maintained by the Trustee.

                  "Capitalized Interest Requirement" means, with respect to the Remittance Dates occurring in , and of , the difference, if any, between (x) the interest due on the Certificates on such Remittance Date and (y) the sum of (i) one month's interest on the aggregate Pool Scheduled Principal Balance of all Contracts as of the close of business on the last day of the immediately preceding Remittance Period, calculated at the Weighted Average Pass-Through Rate as of such Remittance Date and (ii) any Pre- Funding Earnings to be transferred to the Certificate Account on such Remittance Date pursuant to
Section 5.14 hereof.

                  "Certificate"   means   a   Manufactured    Housing   Contract
Senior/Subordinate Pass-Through Certificate, Senior, Class A-6, Class B, Class C or Residual Certificate.

                  "Certificate   Account"  means  the  account  established  and
maintained pursuant to Section 5.05.

                  "Certificate Interest Distribution Amount" means, as to any Remittance Date, the sum of the Senior Interest Distribution Amount, the Class A-6 Interest Distribution Amount, the Class B-1 Interest Distribution Amount and the Class B-2 Interest Distribution Amount for such Remittance Date.

                  "Certificate Owner" means the person who is the beneficial owner of a Book-Entry Certificate.




                  "Certificate Principal Balance" means, with respect to the Class A-1 Certificates, the Class A-1 Principal Balance; with respect to the
Class A-2  Certificates,  the Class A-2 Principal  Balance;  with respect to the
Class A-3  Certificates,  the Class A-3 Principal  Balance;  with respect to the
Class A-4  Certificates,  the Class A-4 Principal  Balance;  with respect to the
Class A-5  Certificates,  the Class A-5 Principal  Balance;  with respect to the
Class A-6 Certificates, the Class A-6 Principal Balance; with respect to the Class B-1 Certificates, the Class B-1 Principal Balance; and with respect to the Class B-2 Certificates, the Class B-2 Principal Balance.

                  "Certificate Register" means the register maintained pursuant to Section 9.02(a).

                  "Certificate Registrar" or "Registrar" means the registrar appointed pursuant to Section 9.02(a).

                  "Certificateholder" or "Holder" means the person in whose name a Certificate is registered on the Certificate Register, except that, solely for the purposes of giving any consent, waiver, request or demand pursuant to this Agreement, any Certificate registered in the name of the Company or any Affiliate shall be deemed not to be outstanding and the

Percentage Interest evidenced thereby shall not be taken into account in determining whether the requisite Percentage Interest necessary to effect any such consent, request, waiver or demand has been obtained; provided, however, that, solely for the purpose of determining whether the Trustee is entitled to rely upon any such consent, waiver, request or demand, only Certificates which the Trustee knows to be so owned shall be so disregarded.

                  "Class," "Senior Class," "Class A-6," "Class B" or "Class C" means pertaining to each Class of Senior Certificates, Class A-6 Certificates, Class B Certificates and/or Class C Certificates, as the case may be.

                  "Class A Principal Balance Test" will be considered "satisfied" for any Remittance Date, that the fraction, expressed as a percentage, (x) the numerator of which is the sum of (i) the Senior Principal Balance on such Remittance Date, before taking into account all distributions of principal to the Senior Certificateholders on such Remittance Date and (ii) the Class A-6 Principal Balance on such Remittance Date, before taking into account all distributions of principal to Class A-6 Certificateholders on such Remittance Date and (y) the denominator of which is the Pool Scheduled Principal Balance as of the close of the second preceding Collection Period, is less than ____%.

                  "Class A OC Stepdown Funded Portion" means, with respect to any Remittance Date, the lesser of (x) the excess of (i) the OC Stepdown Amount for such Remittance Date over (ii) the Class B OC Stepdown Funded Portion for such Remittance Date and (y) the Senior Percentage of the Formula Principal Distribution Amount for such Remittance Date.

                  "Class A-1 Certificate" means any one of the Class A-1 Certificates authenticated by the Trustee substantially in the form set forth in Exhibit A-1 hereto and evidencing an interest designated as a "regular interest" in the Upper-Tier REMIC for purposes of the REMIC Provisions.

                  "Class A-1 Principal Balance" means, as to any Remittance Date, the Original Class A-1 Principal Balance less all amounts previously distributed to Holders of Class A-1 Certificates on account of principal.

                  "Class A-1 Remittance Rate" means ____% per annum, computed on the basis of a 360-day year of twelve 30-day months, payable monthly on each Remittance Date, subject to a maximum rate equal to the Weighted Average Net Contract Rate applicable to such Remittance Date.

                  "Class A-2 Certificate" means any one of the Class A-2 Certificates authenticated by the Trustee substantially in the form set forth in Exhibit A-2 hereto and evidencing an interest designated as a "regular interest" in the Upper-Tier REMIC for purposes of the REMIC Provisions.

                  "Class A-2 Principal Balance" means, as to any Remittance Date, the Original Class A-2 Principal Balance less all amounts previously distributed to Holders of Class A-2
Certificates on account of principal.

                  "Class A-2 Remittance Rate" means ____% per annum, computed on the basis of a 360-day year of twelve 30-day months, payable monthly on each Remittance Date, subject to a maximum rate equal to the Weighted Average Net Contract Rate applicable to such Remittance Date.

                  "Class A-3 Certificate" means any one of the Class A-3 Certificates authenticated by the Trustee substantially in the form set forth in Exhibit A-3 hereto and evidencing an interest designated as a "regular interest" in the Upper-Tier REMIC for purposes of the REMIC Provisions.

                  "Class A-3 Principal Balance" means, as to any Remittance Date, the Original Class A-3 Principal Balance less all amounts previously distributed to Holders of Class A-3
Certificates on account of principal.

                  "Class A-3 Remittance Rate" means _____% per annum, computed on the basis of a 360-day year of twelve 30-day months, payable monthly on each Remittance Date, subject to a maximum rate equal to the Weighted Average Net Contract Rate applicable to such Remittance Date.

                  "Class A-4 Certificate" means any one of the Class A-4 Certificates authenticated by the Trustee substantially in the form set forth in Exhibit A-4 hereto and evidencing an interest designated as a "regular interest" in the Upper-Tier REMIC for purposes of the REMIC Provisions.

                  "Class A-4 Principal Balance" means, as to any Remittance Date, the Original Class A-4 Principal Balance less all amounts previously distributed to Holders of Class A-4
Certificates on account of principal.

                  "Class A-4 Remittance Rate" means _____% per annum, computed on the basis of a 360-day year of twelve 30-day months, payable monthly on each Remittance Date, subject to a maximum rate equal to the Weighted Average Net Contract Rate applicable to such Remittance Date.

                  "Class A-5 Certificate" means any one of the Class A-5 Certificates authenticated by the Trustee substantially in the form set forth in Exhibit A-5 hereto and evidencing an interest designated as a "regular interest" in the Upper-Tier REMIC for purposes of the REMIC Provisions.

                  "Class A-5 Principal Balance" means, as to any Remittance Date, the Original Class A-5 Principal Balance less all amounts previously distributed to Holders of Class A-5 Certificates on account of principal.

                  "Class A-5 Remittance Rate" means _____% per annum, computed on the basis of a 360-day year of twelve 30-day months, payable monthly on each Remittance Date, subject to a maximum rate equal to the Weighted Average Net Contract Rate applicable to such Remittance Date.

                  "Class A-6 Certificate" means any one of the Class A-6 Certificates authenticated by the Trustee substantially in the form set forth in Exhibit A-6 hereto and evidencing an interest designated as a "regular interest" in the Upper-Tier REMIC for the purposes of the REMIC Provisions.

                  "Class A-6 Distribution Amount" means, as to any Remittance Date, the lesser of (a) the Amount Available less the Senior Distribution Amount and (b) the Class A-6 Formula Distribution Amount for such Remittance Date.

                  "Class A-6 Formula Distribution Amount" means, as to any Remittance Date, an amount equal to the sum of (a) the Class A-6 Interest Distribution Amount for such Remittance Date, and (b) if such Remittance Date is on or after the date on which the Senior Principal Balance has been reduced to zero, the Senior Percentage of the Formula Principal Distribution Amount; provided, however, that the aggregate of all amounts distributed for all Remittance Dates pursuant to clause (b) shall not exceed the Original Class A-6 Principal Balance.

                  "Class A-6 Interest Distribution Amount" means, as to the Class A-6 Certificates and any Remittance Date, the sum of (i) one month's interest at the Class A-6 Remittance Rate on the Class A-6 Principal Balance calculated immediately prior to such Remittance Date and (ii) the Unpaid Class A-6 Interest Shortfall, if any, with respect to such Remittance Date.

                  "Class A-6 Principal Balance" means, as to any Remittance Date, the Original Class A-6 Principal Balance less all amounts previously distributed to Holders of Class A-6 Certificates on account of principal.

                  "Class A-6 Interest Deficiency Amount" means, as to the Class A-6 Certificates and any Remittance Date, the excess, if any, of (i) the Class A-6 Interest Distribution Amount on such Remittance Date and (ii) the amount available for distribution to the Class A-6 Certificateholders pursuant to
Section 8.03(a)(4)(i) and (ii) on such Remittance Date.

                  "Class A-6 Interest Shortfall" means, as of any Remittance Date, the difference, if any, between (A) the sum of (1) the amount distributed to Holders of the Class A-6 Certificates on such Remittance Date pursuant to
Section 8.03(a)(4)(i) and (ii) and (2) any amount distributed to the Holders of the Class A-6 Certificates by virtue of the operation of Section 8.03(b) and (B) the Class A-6 Interest Distribution Amount.

                  "Class A-6 Remittance Rate" means _____% per annum, computed on the basis of a 360-day year of twelve 30-day months, payable monthly on such Remittance Date, subject to a maximum rate equal to the Weighted Average Net Contract Rate for such Remittance Date.

                  "Class B Certificate" means any one of the Class B-1 and Class B-2 Certificates authenticated by the Trustee substantially in the form set forth in Exhibits B-1 and B-2 hereto and evidencing an interest designated as a "regular interest" in the Upper-Tier REMIC for purposes of the REMIC Provisions.

                  "Class B Cross-over Date" means the later of:

                  (A)      the Remittance Date in _______ and

                  (B) the first Remittance Date on which the sum of (i) the Senior Principal Balance on such Remittance Date (before taking into account any distributions to be made on such Remittance Date) and (ii) the Class A-6 Principal Balance on such Remittance Date (before taking into account any distributions to be made on such Remittance Date) (such sum expressed as a percentage of the Pool Scheduled Principal Balance as of the end of the second preceding Collection Period) is less than ______.

                  "Class B Percentage" means:

                    (i) as to any Remittance Date prior to the Class B Cross-over Date, 0%

                   (ii) as to any Remittance Date on or after the Class B Cross-Over Date and on which any Class B Principal Distribution Test is not satisfied, 0%,

                  (iii) subject to clause (iv) below, as to any Remittance Date on or after the Class B Cross-over Date and on which each Class B Principal Distribution Test is satisfied, the percentage equal to 100% minus the Senior Percentage for such Remittance Date and

                  (iv) as to any Remittance Date after the Senior Principal Balance and the Class A-6 Principal Balance have both been reduced to zero, 100%.

                  "Class B OC Stepdown Funded Portion" means, with respect to any Remittance Date, the lesser of (x) the OC Stepdown Amount for such Remittance Date and (y) the Class B Percentage of the Formula Principal Distribution Amount of such Remittance Date.

                  "Class B Portion of Class B Principal Test Maintenance Amount" means, with respect to any Remittance Date, the excess of (x) the Class B Principal Test Maintenance Amount for such Remittance Date over (y) the Class C Portion of Class B Principal Test Maintenance Amount for such Remittance Date.

                  "Class B Principal Test Maintenance Amount" means, with respect to any Remittance Date on and prior to the Remittance Date on which both the Senior Principal Balance and the Class A-6 Principal Balance have been reduced to zero, the excess of (x) __________ over (y) the sum of the Class B Principal Balance and the Overcollateralization Amount on such Remittance Date, after taking into account all distributions to be made with respect to the Class B and Class C Certificates on such Remittance Date (other than any deductions from such distributions on account of the Class C Portion of the Class B Principal Test Maintenance Amount or the Class B Portion of the Class B Principal Test Maintenance Amount).

                  "Class B Principal Balance" means, as to any Remittance Date, the sum of the Class B-1 Principal Balance and the Class B-2 Principal Balance.

                  "Class B Principal Balance Test" will be considered "satisfied" for any Remittance Date, that the sum of the Class B Principal Balance and the Overcollateralization Amount as of such Remittance Date, before giving effect to distributions on such Remittance Date, is greater than or equal to __________.

                  "Class  B  Principal  Distribution  Test"  means,  as  to  any
Remittance Date, each of the Average Sixty-Day Delinquency Ratio Test, the Average Thirty-Day Delinquency Ratio Test, the Cumulative Realized Losses Test, the Class B Principal Balance Test, the Class A Principal Balance Test and the Current Realized Losses Test.

                  "Class B-1 Certificate" means any one of the Class B-1 Certificates authenticated by the Trustee substantially in the form set forth in Exhibit B-1 hereto and evidencing an interest designated as a "regular interest" in the Upper-Tier REMIC for purposes of the REMIC provisions.

                  "Class B-1 Distribution Amount" means, as to any Remittance Date, the lesser of (a) the Amount Available less the sum of the Senior Distribution Amount and the Class A-6 Distribution Amount and (b) the Class B-1 Formula Distribution Amount for such Remittance Date.

                  "Class B-1 Formula Distribution Amount" means, as to any Remittance Date, an amount equal to the sum of (a) the Class B-1 Interest Distribution Amount for such Remittance Date, and (b) if such Remittance Date is on or after the Class B Cross-over Date, the Class B Percentage of the Formula Principal Distribution Amount; provided, however, that the aggregate of all amounts distributed for all Remittance Dates pursuant to clause (b) shall not exceed the Original Class B-1 Principal Balance.

                  "Class B-1 Interest Deficiency Amount" means, as to the Class B-1 Certificates and any Remittance Date, the excess, if any, of (i) the Class B-1 Interest Distribution Amount for such Remittance Date and (ii) the amount available for distribution to the Class B-1 Certificateholders pursuant to
Section 8.03(a)(5)(i) and (ii) on such Remittance Date.

                  "Class B-1 Interest Distribution Amount" means, as to any Remittance Date, the sum of (i) one month's interest at the Class B-1 Remittance Rate on the Class B-1 Principal Balance as calculated immediately prior to such Remittance Date and (ii) the "Unpaid Class B-1 Interest Shortfall", if any, with respect to such Remittance Date.

                  "Class B-1 Interest Shortfall" means, as to any Remittance Date, the difference, if any, between (A) the sum of (1) the amount distributed to Holders of the Class B-1 Certificates pursuant to Section 8.03(a)(a)(5)(i) and (ii), and (2) any amount distributed to the Holders of the Class B-1 Certificates by virtue of the operation of Section 8.03(b) and (B) the Class B-1 Interest Distribution Amount.

                  "Class B-1 Principal Balance" means, as to any Remittance Date, the original Class B-1 Principal Balance less all amounts previously distributed to Holders of Class B-1 Certificates on account of principal.

                  "Class B-1 Remittance Rate" means _____% per annum, computed on the basis of a 360-day year of twelve 30-day months, payable monthly on each Remittance Date, subject to a maximum rate equal to the Weighted Average Net Contract Rate applicable to such Remittance Date.

                  "Class B-2 Certificate" means the Class B-2 Certificate authenticated by the Trustee substantially in the form set forth in Exhibit B-2 hereto and evidencing an interest designated as a "regular interest" in the Upper-Tier REMIC for purposes of the REMIC provisions.

                  "Class B-2 Distribution Amount" means, as to any Remittance Date, the lesser of (a) the Amount Available less the sum of the Senior
Distribution Amount, the Class A-6 Distribution Amount and the Class B-1 Distribution Amount and (b) the Class B-2 Formula Distribution Amount for such Remittance Date.

                  "Class B-2 Formula Distribution Amount" means, as to any Remittance Date, an amount equal to the sum of (a) the Class B-2 Interest Distribution Amount for such Remittance Date and (b) if such Remittance Date is after the Class B-1 Principal Balance has been reduced to zero, the Class B Percentage of the Formula Principal Distribution Amount; provided, however, that the aggregate of all amounts distributed for all Remittance Dates pursuant to clause (b) shall not exceed the Original Class B-2 Principal Balance.

                  "Class B-2 Interest Deficiency Amount" means, as to the Class B-2 Certificates and any Remittance Date, the excess, if any, of (i) the Class B-2 Interest Distribution Amount for such Remittance Date over (ii) the amount available for distribution to the Class B-2 Certificateholders pursuant to
Section 8.03(a)(6)(i) and (ii) on such Remittance Date.

                  "Class B-2 Interest Distribution Amount" means, as to any Remittance Date, the sum of (i) one month's interest at the Class B-2 Remittance Rate on the Class B-2 Principal Balance as calculated immediately prior to such Remittance Date and (ii) the Unpaid Class B-2 Interest Shortfall, if any, with respect to such Remittance Date.

                  "Class B-2 Interest Shortfall" means, as to any Remittance Date, the difference, if any, between (A) the sum of (1) the amount distributed to the Holders of the Class B-1 Certificates pursuant to Section 8.03(a)(6)(i) and (ii), and (2) any amount distributed to the Holders of the Class B-2 Certificates by virtue of the operation of Section 8.03(b) and (B) the Class B-2 Interest Distribution Amount.

                  "Class B-2 Principal Balance" means, as to any Remittance Date, the original Class B-2 Principal Balance less all amounts previously distributed to Holders of Class B-2 Certificates on account of principal.

                  "Class B-2 Remittance Rate" means that annual percentage rate of interest set forth in a written notice delivered to the Trustee and the Company by the Servicer within ten consecutive days of the Closing Date, computed on the basis of a 360-day year of twelve 30-day mouths, payable monthly on each Remittance Date, subject to a maximum rate equal to the Weighted Average Net Contract Rate applicable to such Remittance Date.

                  "Class C Certificate" means the Class C Certificate authenticated by the Trustee substantially in the form set forth in Exhibit C hereto and evidencing an interest designated as a "regular interest" in the Upper-Tier REMIC for purposes of the REMIC Provisions.

                  "Class C Distribution Amount" means, as to the Class C Certificates and any Remittance Date, the lesser of (x) the Class C Formula Distribution Amount and (y) the Amount Available after making the distributions described in clauses (1)-(9) of Section 8.03(a) on such Remittance Date.

                  "Class C Formula Distribution Amount" means, as to the Class C Certificates and any Remittance Date, the excess, if any, of (i) the product of
(x) one-twelfth of the Weighted Average Net Contract Rate as of the beginning of the immediately preceding Collection Period and (y) the Pool Scheduled Principal Balance as of the beginning of the immediately preceding Collection Period over
(ii) the Certificate Interest Distribution Amount for such Remittance Date.

                  "Class C Portion of Class B Principal Test Maintenance Amount" means, with respect to any Remittance Date, the lesser of (x) the Class B Principal Test Maintenance Amount for such Remittance Date and (y) the OC Stepdown Amount for such Remittance Date.

                  "Class LT1 Certificates" means, the uncertificated class of interests in the Lower-Tier REMIC, as described in and designated in Section
2.04 hereof.

                  "Class LT2 Certificates" means, the uncertificated class of interests in the Lower-Tier REMIC, as described in and designated in Section
2.04 hereof.

                  "Class LT3 Certificates" means, the uncertificated class of interests in the Lower-Tier REMIC, as described in and designated in Section
2.04 hereof.

                  "Class LT4 Certificates" means, the uncertificated class of interests in the Lower-Tier REMIC, as described in and designated in Section
2.04 hereof.

                  "Class LT5 Certificates" means, the uncertificated class of interests in the Lower-Tier REMIC, as described in and designated in Section
2.04 hereof.

                  "Class LT6 Certificates" means, the uncertificated class of interests in the Lower-Tier REMIC, as described in and designated in Section
2.04 hereof.

                  "Class LT7 Certificates" means, the uncertificated class of interests in the Lower-Tier REMIC, as described in and designated in Section
2.04 hereof.

                  "Class LT8 Certificates" means, the uncertificated class of interests in the Lower-Tier REMIC, as described in and designated in Section
2.04 hereof.

                  "Class RL Certificates" means, those certificates representing
certain  residual  rights  to   distributions   from  the  Lower-Tier  REMIC  in
substantially the form set forth as Exhibit D-1 hereto.

                  "Class RU Certificates" means, those certificates representing
certain  residual  rights  to   distributions   from  the  Upper-Tier  REMIC  in
substantially the form set forth as Exhibit D-2 hereto.

                  "Closing Date" means ___________.

                  "Code" means the Internal Revenue Code of 1986, as amended.

                  "Collection Period" means, with respect to any Remittance Date, the calendar month prior to the month in which such Remittance Date occurs.

                  "Computer Tape" means the computer tape or other electronic format generated by the Company which provides information relating to the Contracts and which was used by the Company in selecting the Contracts.

                  "Contracts" means the manufactured housing installment sales contracts and installment loan agreements, including any Land Secured Contracts, described in the List of Contracts and constituting part of the corpus of the Trust, which Contracts are to be assigned and conveyed by the Seller to the Trust on the Closing Date; such term includes, without limitation, all related security interests and any and all rights to receive payments which are due pursuant thereto on or after the Cut-off Date, but excluding any rights to receive payments which are due pursuant thereto prior to the Cut-off Date. The term "Contract" includes the terms "Initial Contract" and "Subsequent Contract".

                  "Contract File" means, as to each Contract: (a) the original copy of the Contract, (b) either (i) the original title document for the related Manufactured Home or a duplicate certified by the appropriate governmental authority which issued the original thereof or the application for such title document or (ii) if the laws of the jurisdiction in which the related Manufactured Home is located do not provide for the issuance of title documents for manufactured housing, other evidence of ownership of the related Manufactured Home which is customarily relied upon in such jurisdiction as evidence of title to a manufactured housing unit, (c) evidence of one or more of the following types of perfection of the security interest in the related Manufactured Home granted by such Contract, as appropriate: (i) notation of such security interest on the title document, (ii) a financing statement meeting the requirements of the UCC, with evidence of filing indicated thereon, or (iii) such other evidence of perfection of a security interest in a manufactured housing unit as is customarily relied upon in the jurisdiction in which the related Manufactured Home is located, (d) the assignment of the Contract from the originator (if other than the Company) to the Company and (e) any extension, modification or waiver agreement(s). "Contract File" means, as to each Land in Lieu or Land-Home Contract, (a) - (e) above and the original related Mortgage with evidence of recording thereon.

                  "Contract Rate" means, with respect to any particular Contract, the rate of interest specified in that Contract and computed on a precomputed basis with an actuarial rebate of unearned interest upon prepayment.

                  "Corporate Trust Office" means the office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office at the date of the execution of this Agreement is located at the address set forth in Section 12.08.

                  "Counsel for the Company" means _________________ or other legal counsel for the Company.

                  "Cumulative Realized Losses" means, as to any Remittance Date, the sum of the Realized Losses for that Remittance Date and each preceding Remittance Date since the Cut-off Date.

                  "Cumulative Realized Losses Test" means, to be considered "satisfied" for any Remittance Date:

               (i) if such Remittance Date occurs between ____ _______ and ____________, that the Cumulative Realized Losses as of such Remittance Date are less than or equal to __% of the Cut-off Date Pool Principal Balance;

              (ii) if such Remittance Date occurs between ____ _______ and ____________, that the Cumulative Realized Losses as of such Remittance Date are less than or equal to __% of the Cut-off Date Pool Principal Balance; and

             (iii) if such Remittance Date occurs after _______ ____ that the Cumulative Realized Losses as of such Remittance Date are less than or equal to

                           __% of the Cut-off Date Pool Principal
                           Balance.

                  "Current Realized Loss Ratio" means, as to any Remittance Date, a fraction, expressed as a percentage, the numerator of which is the aggregate Realized Losses during the twelve immediately preceding Collection Periods, and the denominator of which is the arithmetic average of the Pool Scheduled Principal Balance as of the last day of the twelfth preceding Collection Period and the Pool Scheduled Principal Balance as of the close of the related Collection Period.

                  "Current Realized Losses Test" means, to be considered "satisfied" for any Remittance Date, that the Current Realized Loss Ratio for such Remittance Date is less than or equal to _____% if Access Financial Lending Corp. (or any permitted successor thereto) is the Servicer, or _____%, if it is not then the Servicer.

                  "Cut-off Date" means ___________.

                  "Cut-off Date Pool Principal Balance" means ___________.

                  "Cut-off Date Principal Balance" means, as to any Contract, the unpaid principal balance thereof at the Cut-off Date after giving effect to all installments of principal due prior thereto.

                  "Defaulted Contract" means a Contract with respect to which the Servicer has commenced repossession or foreclosure procedures, made a sale of such Contract to a third party for repossession, foreclosure or other enforcement, or as to which there was a payment delinquent 180 or more days (excluding any Contract deemed delinquent solely because the Obligor's required monthly payment was reduced as a result of bankruptcy or similar proceedings).

                  "Delinquency  Advance"  shall  have the  meaning  set forth in
Section 5.13(a) hereof.

                  "Depository" means the initial Depository, The Depository Trust Company, the nominee of which is Cede & Co., as the registered Holder of:

                         (i) one Class A-1 Certificate evidencing ___________ in initial aggregate principal balance of the Class A-1 Certificates,

                        (ii) one Class A-2 Certificate evidencing __________ in initial aggregate principal balance of the Class A-2 Certificates,

                        (iii) one Class A-3 Certificate evidencing __________ in
                              initial aggregate principal balance of the Class A-3 Certificates,

                         (iv) one Class A-4 Certificate evidencing __________ in
                              initial aggregate principal balance of the Class A-4 Certificates,

                          (v) one Class A-5 Certificate  evidencing  ___________
                              in initial aggregate principal balance of the Class A-5 Certificates,

                         (vi) one Class A-6 Certificate evidencing __________ in
                              initial aggregate principal balance of the Class A-6 Certificates, and

                        (vii) one Class B-1 Certificate evidencing __________ in
                              initial aggregate principal balance of the Class B-1 Certificates,

and any permitted successor depository. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the Uniform Commercial Code of the State of New York.

                  "Depository Participant" means a broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

                  "Determination Date" means the third Business Day prior to each Remittance Date during the term of this Agreement.

                  "Disqualified   Organization"  has  the  meaning  assigned  in
Section 9.02(b)(3).

                  "Distribution  Amount"  means,  with  respect  to  the  Senior
Certificates, the Senior Distribution Amount; with respect to the Class A-6 Certificates, the Class A-6 Distribution Amount; with respect to the Class B-1
Certificates, the Class B-1 Distribution Amount; with respect to the Class B-2 Certificates, the Class B-2 Distribution Amount and with respect to the Class C Certificates, the Class C Distribution Amount.

                  "Due Date" means, as to any Contract, the date of the month on which the scheduled monthly payment for such Contract is due.

                  "Electronic Ledger" means the electronic master record of installment sale contracts and installment loan agreements of the Company.

                  "Eligible Account" means, at any time, an account which is either of the following: (i) an account maintained with an Eligible Institution or (ii) a trust account (which shall be a "segregated trust account") maintained with the corporate trust department of a federal or state chartered depository institution or trust company with trust powers and acting in its fiduciary capacity for the benefit of the Trustee hereunder, which depository institution or trust company shall have capital and surplus of not less than __________ and the securities of such depository institution (or, if such depository institution is a subsidiary of a bank holding company system and such depository institution's securities are not rated, the securities of the bank holding company) shall have a credit rating from each of ______ and _______________________ in one of its generic credit rating categories which signifies investment grade; or (iii) an account that will not cause ______ or _____ to downgrade or withdraw its then-current rating assigned to any Class of Certificates then rated by _____ or _____, as confirmed in writing by ______ and
_____.

                  "Eligible Institution" means (i) any depository institution (which may be the Trustee or an Affiliate of the Trustee) the deposits of which are insured to the full extent permitted by law by the Federal Deposit Insurance Corporation, whose commercial paper, long-term deposits or long-term unsecured senior debt has a rating of ___ by _____ and ___ by ______ in the case of commercial paper or in one of the two highest rating categories by _____ and ______ in the case of long term deposits or long term unsecured senior debt, and which is subject to examination by federal or state authorities or (ii) a depository institution otherwise acceptable to _____ and ______.

                  "Eligible Investments" has the meaning assigned in Section 5.05(b).

                  "Eligible Servicer" means the Company, its Permitted Successors pursuant hereto, or any Person qualified to act as Servicer of the Contracts under applicable federal and state laws and regulations, which Person
(i) services not less than an aggregate of $100,000,000 in outstanding principal amount of manufactured housing conditional sales contracts and installment loan agreements and (ii) has serviced manufactured housing conditional sales contracts and installment loan agreements for at least three years; provided, that this clause (ii) shall not be a requirement for any Permitted Successor.

                  "Eligible Substitute Contract" means, as to any Replaced Contract for which such Eligible Substitute Contract is being substituted pursuant to Section 3.05(b) of the Loan Sale Agreement, a Contract that (a) as of the date of its substitution, satisfies all of the representations and warranties (which, except when expressly stated to be as of origination, shall be deemed to be determined as of the date of its substitution rather than as of the Cut-off Date or the Closing Date) in Section 3.02 or Section 3.04 of the Loan Sale Agreement and does not cause any of the representations and warranties in Section 3.03 of the Loan Sale Agreement, after giving effect to such substitution, to be incorrect, (b) after giving effect to the scheduled payment due in the month of such substitution, has a Scheduled Principal Balance that is not greater than the Scheduled Principal Balance of such Replaced Contract, (c) has a Contract Rate that is at least equal to the Contract Rate of such Replaced Contract and (d) has a remaining term to scheduled maturity that is not greater than the remaining term to scheduled maturity of the Replaced Contract.

                  "ERISA" means the Employee Retirement Income
Security Act of 1974, as amended.

                  "Errors and Omissions Protection Policy" means the employee errors and omissions policy maintained by the Servicer or any similar replacement policy covering errors and omissions by the Servicer's employees, and meeting the requirements of Section 5.09, all as such policy relates to Contracts comprising a portion of the corpus of the Trust.

                  "Event of  Termination"  has the  meaning  assigned in Section
7.01.

                  "Excess  Pre-Funding  Earnings"  means,  with  respect  to the
        Remittance Date, an amount equal to the product of (x) all investment earnings received by the Trustee on Pre-Funding Account moneys during the period
through          (inclusive)  and (y) a fraction,  the numerator of which is the difference  between  (i) the  Original  Pre-Funded  Amount  and (ii) the  amount
remaining in the Pre-Funding  Account at the close of business on        and the
denominator  of which is the  Original  Pre-Funded  Amount.  With respect to the
        Remittance Date, an amount equal to the product of (x) all investment earnings received by the Trustee on Pre-Funding Account moneys during the period
       through        (inclusive) and (y) a fraction,  the numerator of which is the difference  between (i) the amount on deposit in the Pre-Funding  Account at
the close of business on        and (ii) the amount remaining in the Pre-Funding
Account at the close of business on        and the  denominator  of which is the
amount on deposit in the Pre-Funding  Account at the close of business on      .
With respect to the           Remittance Date, an amount equal to the product of
(x) all  investment  earnings  received  by the Trustee on  Pre-Funding  Account
moneys during the period        through         (inclusive)  and (y) a fraction,
the  numerator of which is the  difference  between (i) the amount on deposit in
the  Pre-Funding  Account at the close of business on        and (ii) the amount
remaining in the

Pre-Funding Account at the close of business on and the denominator of which is the amount on deposit in the Pre-Funding Account at the close of business
on           .

                  "Fidelity Bond" means the fidelity bond maintained by the Servicer or any similar replacement bond, meeting the requirements of Section 5.09, as such bond relates to Contracts comprising a portion of the corpus of the Trust.

                  "Final Remittance Date" means the Remittance Date on which the final distribution in respect of the Certificates will be made pursuant to
Section 12.03.

                  "Financing Statements" means, collectively, the UCC-1 financing statements filed, (i) with respect to the Company, with the _________________________________________ _______ and (ii) with respect to the
Seller, with the ________________________________________________.

                  _______ means _____________________________,  or any successor thereto; provided that if _____ no longer has a rating outstanding on the Class A-1 Certificates, nor on the Class A-2 Certificates, nor on the Class A-3 Certificates, nor on the Class A-4 Certificates, nor on the Class A-5
Certificates, nor on the Class A-6 Certificates, nor on the Class B-1 Certificates, then references herein to _______ shall be deemed to the NRSRO then rating any Class of the Certificates (or, if more than one such NRSRO is then rating any Class of the Certificates, to such NRSRO as may be designated by the Servicer), and references herein to ratings by or requirements of ______ shall be deemed to have the equivalent meanings with respect to ratings by or requirements of such NRSRO.

                  "Formula Distribution Amount" means, with respect to the Senior Certificates, the Senior Formula Distribution Amount; with respect to the Class A-6 Certificates, the Class A-6 Formula Distribution Amount; with respect to the Class B-1 Certificates, the Class B-1 Formula Distribution Amount; with respect to the Class B-2 Certificates, the Class B-2 Formula Distribution Amount; and with respect to the Class C Certificates, the Class C Formula Distribution Amount.

                  "Formula Principal Distribution Amount" means, as of any Remittance Date, the sum of:

                    (i) all scheduled payments of principal due on each outstanding Contract during the prior Collection Period as specified in the amortization schedule at the time applicable thereto (after adjustments for previous Partial Principal Prepayments but before any adjustment to such amortization schedule by reason of any bankruptcy of an Obligor or similar proceeding or any moratorium or similar waiver or grace period); plus

                   (ii) all Partial Principal Prepayments applied and all Principal Prepayments in Full received during the prior Collection Period; plus

                  (iii) the aggregate Scheduled Principal Balance of all Contracts that became Liquidated Contracts during the prior Collection Period; plus

                   (iv) the aggregate Scheduled Principal Balance of all Contracts repurchased on the related Determination Date pursuant to Section 3.05; plus

                    (v)       the  Accelerated  Principal,   if  any,  for  such
                              Distribution Date; plus

                   (vi)       any moneys released from the  Pre-Funding  Account
                              on the Remittance Date which immediately follows the end of the Pre-Funding Period pursuant to
                              Section 5.14 hereof as a prepayment of the Certificates on such Remittance Date.

                  "Hazard Insurance Policy" means, with respect to each Contract, the policy of fire and extended coverage insurance (and federal flood insurance, if the Manufactured Home is located in a federally designated special flood area) required to be maintained for the related Manufactured Home, as provided in Section 5.09, and which, as provided in said Section 5.09, may be a blanket mortgage impairment policy maintained by the Servicer in accordance with the terms and conditions of said Section 5.09.

                  "Independent" means, when used with respect to any specified Person, _________________ or any Person who (i) is in fact independent of the Company and the Servicer, (ii) does not have any direct financial interest or any material indirect financial interest in the Company or the Servicer or in an Affiliate of either and (iii) is not connected with the Company or the Servicer as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions. Whenever it is provided herein that any Independent Person's opinion or certificate shall be furnished to the Trustee, such opinion or certificate shall state that the signatory has read this definition and is Independent within the meaning set forth herein.

                  "Initial Contracts" means Contracts delivered by the Seller on the Closing Date.

                  "Initial Overcollateralization Amount" means $___________.

                  "Insurance Proceeds" means proceeds paid by any insurer pursuant to any insurance policy or contract.

                  "Land-Home Contract" means a Land Secured Contract as to which funds are advanced against the Manufactured Home and the real estate.

                  "Land-in-Lieu Contract" means a Land Secured Contract as to which the real estate is in lieu of a cash down payment on the Manufactured Home.

                  "Land as Additional Collateral Contract" means a Land Secured Contract as to which the real estate is used as additional collateral for the purchase of the Manufactured Home.

                  "Land  Secured  Contract"  means a Contract that is secured by
(i) a security interest in a Manufactured Home and (ii) a mortgage or deed of trust on real estate on which such Manufactured Home is situated, but such Manufactured Home is not considered or classified as part of the real estate under the laws of the jurisdiction in which it is located.

                  "Liquidated Contract" means any defaulted Contract as to which the Servicer has determined that all amounts which it expects to recover from or on account of such Contract have been recovered; provided that any defaulted Contract in respect of which the related Manufactured Home has been realized upon and disposed of and the proceeds of such disposition have been received shall be deemed to be a Liquidated Contract.

                  "Liquidation Expenses" means out-of-pocket expenses (exclusive of any overhead expenses) which are incurred by the Servicer in connection with the liquidation of any defaulted Contract, on or prior to the date on which the related Manufactured Home is disposed of, including, without limitation, any of the Servicer's unreimbursed Servicing Advances, including legal fees and expenses, and any related and unreimbursed expenditures for property taxes, property preservation or restoration of the property to marketable condition.

                  "Liquidation Proceeds" means cash (including Insurance Proceeds) received in connection with the liquidation of defaulted Contracts, whether through repossession, foreclosure sale or otherwise, including any rental income realized from the repossessed Manufactured Home.

                  "List of Contracts" means the list identifying each Contract constituting part of the corpus of the Trust, as it may be further supplemented in connection with Subsequent Transfers, which list
(a) identifies each Contract and (b) sets forth as to each Contract (i) the Cut-off Date Principal Balance, (ii) the amount of monthly payments due from the Obligor, (iii) the Contract Rate and (iv) the maturity date, and which is attached to the assignment from the Seller to the Trustee, conveying the Seller's right, title and interest in and to the Contracts.

                  "Loan-to-Value Ratio" means, with respect to any Contract, the original principal balance thereof divided by the related Value; "Value" means
(a) in the case of a Contract other than a Land-in-Lieu Contract or Land-Home Contract, the stated cash sale price of the related Manufactured Home, including sales and other taxes, plus, to the extent financed, filing and recording fees imposed by law, premiums for related insurance and prepaid finance charges and
(b) in the case of a Land-In-Lieu Contract or a Land-Home Contract, the sum of "Value" as defined in (a) and the appraised value of the land securing the Contract.

                  "Loan Sale Agreement" means the Loan Sale Agreement dated as of ___________, among the Servicer and the Seller.

                  "Lower-Tier Interests" means, as defined in Section 2.04(c) hereof.

                  "Lower-Tier REMIC" means the segregated pool of assets held by the Trust consisting of the Conveyed Property and the Certificate Account.

                  "Majority Holders" means Senior, Class A-6, Class B-1 and Class B-2 Certificateholders holding more than 50% of the aggregate Certificate Principal Balance of the Senior, Class A-6, Class B-1 and Class B-2 Certificates.

                  "Maturity Date" means the Remittance Date in ______________.

                  "Manufactured Home" means a unit of manufactured housing, including all accessions thereto, securing the indebtedness of the Obligor under the related Contract.

                  "Maximum Collateral Amount" means the aggregate Pool Scheduled Principal Balance of all Contracts (including all Subsequent Contracts transferred to the Trust) assigned to the Trust at the close of business on the last day of the Remittance Period in which the final Subsequent Transfer Date has occurred.

                  "Monthly Report" has the meaning assigned in Section 6.01.

                  "Monthly Servicing Fee" means, as of any Remittance Date, one-twelfth of the product of 1.00% and the Pool Scheduled Principal Balance as of the opening of the immediately preceding Collection Period.

                  ________   means   _______________________________,   or   any
successor thereto; provided, that, if ______ no longer has a rating outstanding on the Class A-1 Certificates, nor on the Class A-2 Certificates, nor on the Class A-3 Certificates, nor on the Class A-4 Certificates, nor on the Class A-5 Certificates, nor on the Class A-6 Certificates, nor on the Class B-1 Certificates, nor on the Class B-2 Certificates, then references herein to ______ shall be deemed to refer to the NRSRO then rating any Class of the Certificates (or, if more than one such NRSRO is then rating any Class of the Certificates, to such NRSRO as may be designated by the Servicer), and references herein to ratings by or requirements of _____ shall be deemed to have the equivalent meanings with respect to ratings by or requirements of such NRSRO.

                  "Mortgage" means the mortgage, deed of trust, security deed or similar evidence of lien, creating a first lien on an estate in fee simple in the real property securing a Land Secured Contract.

                  "Mortgaged Property" means the property subject to the lien of a Mortgage.

                  "Net Liquidation Loss" means, as to a Liquidated Contract, the amount, if any, by which (a) the outstanding principal balance of such Liquidated Contract plus accrued and unpaid interest thereon to the date on which such Liquidated Contract became a Liquidated Contract exceeds (b) the Net Liquidation Proceeds for such Liquidated Contract.

                  "Net Liquidation Proceeds" means, as to a Liquidated Contract, all Liquidation Proceeds received on or prior to the last day of the Collection Period in which such Contract became a Liquidated Contract, net of the sum of
(i) any unreimbursed Delinquency Advances with respect to such Liquidated Contract and (ii) Liquidation Expenses with respect to such Contract.

                  "Non-IO Certificates" means the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class B-1 and Class B-2 Certificates.

                  "Nonrecoverable Delinquency Advance" means any Delinquency Advance made pursuant to Section 5.13(a) which the Servicer believes, in its good faith judgment, is not ultimately recoverable from Liquidation Proceeds or other collections with respect to the related Contract. In determining whether a Delinquency Advance is nonrecoverable, the Servicer need not take into account that it might receive any amounts in a deficiency judgment. The determination by the Servicer that any advance is a Nonrecoverable Advance, shall be evidenced by an Officer's Certificate of the Servicer delivered to the Trustee and stating the reasons for such determination.

                  "NRSRO" means any nationally recognized statistical rating organization.

                  "Obligor" means each Person who is indebted under a Contract.

                  "OC Stepdown Amount" means, with respect to any Remittance Date prior to the Remittance Date on which the Class B-2 Principal Balance has been reduced to zero, the lesser of (x) the Formula Principal Distribution
Amount for such Remittance Date and (y) the excess of (i) the Overcollateralization Amount as of such Remittance Date, calculated after giving effect to the distribution of the full Formula Principal Distribution Amount for such Remittance Date with respect to the Non-IO Certificates on such Remittance Date over (ii) the Required Overcollateralization Amount for such Remittance Date.

                  "Offered Certificate" means a Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate, Senior, Class A-6 or Class B-1, executed and delivered by the Trustee substantially in the form of Exhibit A-1, A-2, A-3, A-4, A-5, A-6 or B-1.

                  "Officer's Certificate" means a certificate signed by the Chairman of the Board, President or any Vice President of the Company and delivered to the Trustee.

                  "Opinion of Counsel" means a written opinion of counsel, who may, except as expressly provided herein, be salaried counsel for the Company, acceptable to the Trustee and the Company, provided that any opinion of counsel relating to the qualification of any REMIC held by the Trust as a REMIC or compliance with the REMIC Provisions must be an opinion of Independent counsel.

                  "Original Aggregate Pool Scheduled Principal Balance" means the aggregate Pool Scheduled Principal Balance of all Initial Contracts as of
the Cut-Off Date, i.e., $      .

                  "Original  Aggregate   Pre-Funded  Amount"  means  the  amount
deposited in the  Pre-Funding  Account on the Closing Date, from the proceeds of
the sale of the Class A Certificates, which amount is $      .

                  "Original Class A-1 Principal Balance" means __________.

                  "Original Class A-2 Principal Balance" means __________.

                  "Original Class A-3 Principal Balance" means __________.

                  "Original Class A-4 Principal Balance" means __________.

                  "Original Class A-5 Principal Balance" means __________.

                  "Original Class A-6 Principal Balance" means __________.

                  "Original Class B-1 Principal Balance" means __________.

                  "Original Class B-2 Principal Balance" means __________.

                  "Overcollateralization Amount" means, as to any Remittance Date, the excess of (x) the Pool Scheduled Principal Balance as of the close of business on the last day of the immediately preceding Collection Period over (y) the sum of the Senior Principal Balance, the Class A-6 Principal Balance, the Class B-1 Principal Balance and the Class B-2 Principal Balance on such Remittance Date, after taking into account all distributions of principal described in clauses (1)-(6) of Section 8.03(a) made on such Remittance Date.

                  "Overcollateralization Reduction Amount" means, as to any Remittance Date (x) prior to the Remittance Date on which the Class B-2 Principal Balance has been reduced to zero, the OC Stepdown Amount, (y) on and after the Remittance Date on which the Class B-2 Principal Balance has been reduced to zero, the lesser of (i) the Overcollateralization Amount as of such Remittance Date and (ii) the Amount Available remaining in the Certificate Account on such Remittance Date after taking into account all distributions described in clauses (1) - (10) of Section 8.03(a) on such Remittance Date.

                  "Overfunded  Interest  Amount"  means,  with  respect  to each
Subsequent  Transfer  Date  occurring  in       ,  the  difference  between  (i)
three-months' interest on the aggregate Pool Scheduled Principal Balance of the Subsequent Contracts acquired by the Trust on such Subsequent Transfer Date, calculated at the Weighted Average Pass-Through Rate and (ii) three-months' interest on the aggregate Pool Scheduled Principal Balance of the Subsequent Contracts acquired by the Trust on such Subsequent Transfer Date, calculated at the rate at which Pre-Funding Account moneys are invested as of such Subsequent Transfer Date.

                  With  respect  to  each  Subsequent  Transfer  Date  occurring
in           , the difference between (i) two-month's  interest on the aggregate
Pool Scheduled Principal Balance of the Subsequent Contracts acquired by the Trust on such Subsequent Transfer Date, calculated at the Weighted Average Pass-Through Rate and (ii) two-month's interest on the aggregate Pool Scheduled Principal Balance of the Subsequent Contracts acquired by the Trust on such Subsequent Transfer Date, calculated at the rate at which Pre-Funding Account moneys are invested as of such Subsequent Transfer Date.

                  With  respect  to  each  Subsequent  Transfer  Date  occurring
in          , the difference  between (i) one-month's  interest on the aggregate
Pool Scheduled Principal Balance of the Subsequent Contracts acquired by the Trust on such Subsequent Transfer Date, calculated at the Weighted Average Pass-Through Rate and (ii) one-month's interest on the aggregate Pool Scheduled Principal Balance of the Subsequent Contracts acquired by the Trust on such Subsequent Transfer Date, calculated at the rate at which Pre-Funding Account moneys are invested as of such Subsequent Transfer Date.

                  "Partial Principal Prepayment" means (a) any Principal Prepayment other than a Principal Prepayment in Full and (b) any cash amount deposited in the Certificate Account pursuant to Section 3.05(b)(iv) of the Loan Sale Agreement.

                  "Paying Agent" has the meaning assigned in Section 8.01(c).

                  "Percentage Interest" means, as to any Certificate, the percentage interest evidenced thereby in distributions made on the related Class, such percentage interest being equal to, in the case of the Senior, Class A-6, Class B-1 and Class B-2 Certificates, the percentage obtained from dividing the denomination of such Certificate by the aggregate denomination of all Certificates of the related Class or Classes for which the determination is being made, which is, in the case of (a) the Senior Certificates, the aggregate denomination of all Senior Certificates of the related Class (which equals the Original Class A-1 Principal Balance in the case of a Class A-1 Certificate, the Original Class A-2 Principal Balance in the case of a Class A-2 Certificate, the Original Class A-3 Principal Balance in the case of a Class A-3 Certificate, the Original Class A-4 Principal Balance in the case of a Class A-4 Certificate, and the Original Class A-5 Principal Balance in the case of a Class A-5 Certificate), (b) the Class A-6 Certificates, the aggregate denomination of all Class A-6 Certificates (which equals the Original Class A-6 Principal Balance) and (c) the Class B Certificates, the aggregate denomination of all Class B Certificates of the related Class (which equals the Original Class B-1 Principal Balance in the case of a Class B-1 Certificate or the Original Class B-2 Principal Balance in the case of a Class B-2

Certificate) and, in the case of the Class C and Residual Certificates, being equal to the percentage specified on the face of such Certificate. The aggregate Percentage Interests for each Class of Certificates shall equal 100%.

                  "Permitted Successor" means (i) any successor by merger to Access Financial Lending Corp., (ii) any Affiliate of Access Financial Lending Corp. or (iii) any successor to Access Financial Lending Corp.

                  "Person" means any individual, corporation, partnership, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

                  "Plan" has the meaning assigned in Section 9.02(b)(2) hereof.

                  "Pool Factor" means, at any time, the percentage derived from a fraction, the numerator of which is the aggregate Principal Balance of all Classes of Certificates at such time and the denominator of which is the Cut-off Date Pool Principal Balance.

                  "Pool Scheduled Principal Balance" means, as of any date, the aggregate Scheduled Principal Balance of all Contracts that were outstanding on such date.

                  "Pre-Funded Amount" means, with respect to any Determination Date, the amount on deposit in the Pre-Funding Account.

                  "Pre-Funding    Account"   means   the   Pre-Funding   Account
established in accordance with Section 7.2 hereof and maintained by the Trustee.

                  "Pre-Funding Earnings" means, with respect to the Remittance Date, the actual investment earnings earned during the period
          through            (inclusive) on the Pre-Funding  Account during such
period as calculated by the Company pursuant to Section 2.05 hereof; with respect to the Remittance Date the actual investment earnings during the period through (inclusive) on the Pre-Funding Account during such period as calculated by the Company pursuant to Section 2.05 hereof; with respect to the Remittance Date the actual investment earnings during the period through (inclusive) on the Pre-Funding Account during such period as calculated by the Company pursuant to
Section 2.05 hereof.

                  "Pre-Funding Period" means the period commencing on the Closing Date and ending on the earliest to occur of (i) the date on which the amount on deposit in the Pre-Funding

Account (exclusive of any investment  earnings) is less than $100,000,  (ii) the
date on which any Event of Default occurs and (iii)       .

                  "Principal Prepayment" means a payment or other recovery of principal on a Contract (exclusive of Liquidation Proceeds) which is received in advance of its scheduled due date and applied upon receipt (or, in the case of a Partial Principal Prepayment, upon the next Due Date on such Contract) to reduce the outstanding principal amount due on such Contract prior to the date or dates on which such principal amount is due.

                  "Principal Prepayment in Full" means any Principal Prepayment of the entire principal balance of a Contract.

                  "Realized Losses" means, as to any Remittance Date, the aggregate Net Liquidation Losses of all Contracts that became Liquidated Contracts during the immediately preceding Collection Period.

                  "Record Date" means the last Business Day of the month immediately preceding the month in which the related Remittance Date occurs.

                  "REMIC" means a "real estate mortgage investment conduit" as defined in Section 860D of the Code.

                  "REMIC Provisions" means the provisions of the federal income tax law relating to REMICs, which appear at Sections 860A through 860G of the Code, and related provisions and any temporary, proposed or final regulations promulgated thereunder, as the foregoing may be in effect from time to time.

                  "Remittance Date" means the fifteenth day of each calendar month during the term of this Agreement, or if such day is not a Business Day, the next succeeding Business Day, commencing in _________.

                  "Remittance Rate" means, with respect to the Class A-1 Certificates, the Class A-1 Remittance Rate; with respect to the Class A-2
Certificates,  the Class A-2  Remittance  Rate;  with  respect  to the Class A-3
Certificates,  the Class A-3  Remittance  Rate;  with  respect  to the Class A-4
Certificates,  the Class A-4  Remittance  Rate;  with  respect  to the Class A-5
Certificates,  the Class A-5  Remittance  Rate;  with  respect  to the Class A-6
Certificates,  the Class A-6  Remittance  Rate;  with  respect  to the Class B-1
Certificates, the Class B-1 Remittance Rate and with respect to the Class B-2 Certificates, the Class B-2 Remittance Rate.

                  "Replaced Contract" has the meaning assigned in Section 3.05(a) of the Loan Sale Agreement.

                  "Representative" means _____________________________________.

                  "Repurchase Price" has the meaning set forth in Section 3.05(a) of the Loan Sale Agreement.

                  "Required Overcollateralization Amount" means, with respect to any Remittance Date, (x) prior to the Class B Cross-over Date, the Initial Required Overcollateralization Amount, (y) on and after the Class B Cross-over Date, and as long as each Class B Principal Distribution Test is then satisfied, the lesser of (i) the Initial Required Overcollateralization Amount and (ii) the greater of (a) __% of the then Scheduled Pool Principal Balance and (b) ____% of the Cut-off Date Pool Principal Balance and (z) on and after the Class B Cross-over Date, if any Class B Distribution Test is not satisfied, the required level as of the immediately preceding Remittance Date.

                  "Residual Certificate" means, any Class RL Certificate or any Class RU Certificate.

                  "Residual Certificateholder" means the person in whose name a Residual Certificate is registered on the Certificate Register.

                  "Responsible Officer" means, with respect to the Trustee, the chairman and any vice chairman of the board of directors, the president, the chairman and vice chairman of any executive committee of the board of directors, every vice president, assistant vice president, the secretary, every assistant secretary, cashier, or any assistant cashier, controller or assistant controller, the treasurer, every assistant treasurer, every trust officer, assistant trust officer and every other officer or assistant officer of the Trustee customarily performing functions similar to those performed by persons who at the time shall be such officers, respectively, or to whom a corporate trust matter is referred because of knowledge of, familiarity with, and authority to act with respect to a particular matter.

                  "Scheduled Principal Balance" means, as to any Contract and any Remittance Date or the Cut-off Date, the principal balance of such Contract as of the Due Date in the Collection Period immediately preceding such Remittance Date or as of the Due Date immediately preceding the Cut-off Date, as the case may be, as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any bankruptcy of an Obligor or similar proceeding or any moratorium or similar waiver or grace period) after giving effect to any previous Partial Principal Prepayments and to the payment of principal due on such Due Date and irrespective of any delinquency in payment by, or extension granted to, the related Obligor.

                  "Selling Entity" has the meaning set forth in Section 4.03 hereof.

                  "Senior Certificate" means any one of the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-5 Certificates.

                  "Senior Distribution Amount" means, as to any Remittance Date, the lesser of (a) the Amount Available for such Remittance Date and (b) the Senior Formula Distribution Amount for such Remittance Date.

                  "Senior Formula Distribution Amount" means, as to any Remittance Date, an amount equal to the sum of (a) the Senior Interest Distribution Amount for such Remittance Date and (b) the Senior Percentage of the Formula Principal Distribution Amount; provided, however, that the aggregate of all amounts distributed for all Remittance Dates pursuant to clause (b) shall not exceed the sum of the Original Class A-1 Principal Balance, the Original Class A-2 Principal Balance, the Original Class A-3 Principal Balance, the Original Class A-4 Principal Balance and the Original Class A-5 Principal Balance.

                  "Senior Interest Distribution Amount" means, as to each Class of Senior Certificates and any Remittance Date, the sum of (x) one month's interest at (i) the Class A-1 Remittance Date on the Class A-1 Principal Balance, (ii) the Class A-2 Remittance Rate on the Class A-2 Principal Balance,
(iii) the Class A-3 Remittance Rate on the Class A-3 Principal Balance, (iv) the Class A-4 Remittance Rate on the Class A-4 Principal Balance and (v) the Class A-5 Remittance Date on the Class A-5 Principal Balance, in each case calculated immediately prior to such Remittance Date and (y) the aggregate Unpaid Senior Interest Shortfall, if any.

                  "Senior Percentage" means:

                    (i) as to any Remittance Date prior to the Class B Cross-over Date, 100%,

                   (ii) as to any Remittance Date on or after the Class B Cross-Over Date and on which any Class B Principal Distribution Test is not satisfied, 100%,

                  (iii) as to any Remittance Date on or after the Class B Cross-over Date and on which each Class B Principal Distribution Test is satisfied, a fraction, expressed as a percentage, the numerator of which is the sum of the Senior Principal Balance and the Class A-6 Principal Balance as of such Remittance Date (before giving effect to any distributions to be made on such Remittance

                           Date), and the denominator of which is the Pool Scheduled Principal Balance at the end of the second preceding Collection Period.

                  "Senior Principal Balance" means, as to any Remittance Date, the sum of the Class A-1 Principal Balance, the Class A-2 Principal Balance, the Class A-3 Principal Balance, the Class A-4 Principal Balance and the Class A-5 Principal Balance.

                  "Servicer" means the Company until any Service Transfer hereunder and thereafter means the new servicer appointed pursuant to Article VII.

                  "Service Transfer" has the meaning assigned in Section 7.02.

                  "Servicing Advance" has the meaning set forth in Section 5.13(b) hereof.

                  "Servicing File" has the meaning set forth in Section 4.01(a) hereof.

                  "Servicing Officer" means any officer of the Servicer involved in, or responsible for, the administration and servicing of Contracts whose name appears on a list of servicing officers appearing in an Officer's Certificate furnished to the Trustee by the Company, as the same may be amended from time to time.

                  "Servicing Transfer" means the completion of the relocation of the Company's servicing platform from Atlanta, Georgia to St. Louis Park, Minnesota on June 24, 1996.

                  "Sixty-Day Delinquency Ratio" means, as to any Remittance Date, a fraction, expressed as a percentage, the numerator of which is the aggregate of the outstanding balances of all Contracts that were delinquent 60 days or more as of the end of the prior Collection Period (including Contracts in respect of which the related Manufactured Homes have been repossessed but are still in inventory), and the denominator of which is the Pool Scheduled Principal Balance as of the end of the prior Collection Period.

                  "Subsequent   Cut-Off   Date"  means,   with  respect  to  any
Subsequent Contracts, the first day of the month in which such Subsequent Contracts are transferred and assigned to the Trust.

                  "Subsequent Contracts" means the Contracts sold to the Trust pursuant to Section 2.05 of the Agreement, which shall be listed on the List of Contracts attached to the Subsequent Transfer Agreement.

                  "Subsequent Transfer Agreement" means each Subsequent Transfer Agreement dated as of a Subsequent Transfer Date executed by the Trustee, the Company and the Seller substantially in the form of Exhibit hereto, by which Subsequent Contracts are sold and assigned to the Trust.

                  "Subordinate Certificate" means any one of the Class A-6, Class B or Class C Certificates.

                  "Termination Price" has the meaning set forth in Section 12.03(b)(i) hereof.

                  "Thirty-Day Delinquency Ratio" means, as to any Remittance Date, a fraction, expressed as a percentage, the numerator of which is the aggregate of the outstanding balances of all Contracts that were delinquent 30 days or more as of the end of the prior Collection Period (including Contracts in respect of which the related Manufactured Homes have been repossessed but are still in inventory), and the denominator of which is the Pool Scheduled Principal Balance as of the end of the prior Collection Period.

                  "Trust" means the trust created by this Agreement, the corpus of which consists of (a) all the rights, benefits, and obligations arising from and in connection with each Initial Contract and each Subsequent Contract, and any related Mortgage, (b) all rights under any Hazard Insurance Policy relating to a Manufactured Home securing a Contract for the benefit of the creditor of such Contract and proceeds from the Errors and Omissions Protection Policy and any blanket hazard policy to the extent such proceeds relate to any Manufactured Home, (c) all remittances, deposits and payments made into the Certificate Account and amounts in the Certificate Account, (d) such amounts held in the Capitalized Interest Account, (e) such amounts held in the Pre-Funding Account,
(f) all proceeds in any way derived from any of the foregoing items, (g) all rights of the Seller under the Loan Sale Agreement and (h) all documents contained in the Contract Files.

                  "Trustee"   means,   originally,   ____________________   and,
thereafter, any duly-appointed successor appointed pursuant to Sections 11.07 and 11.08 hereof.

                  "Unpaid Class A-6 Interest Shortfall" means, as to any Remittance Date, the amount, if any, of the Class A-6 Interest Shortfall for the immediately preceding Remittance Date, plus accrued interest (to the extent payment thereof is legally permissible) at the Class A-6 Remittance Rate on the amount thereof from such prior Remittance Date to such current Remittance Date.

                  "Unpaid Class B-1 Interest Shortfall" means, as to any Remittance Date, the amount, if any, of the Class B-1 Interest Shortfall for the immediately preceding Remittance

Date,  plus  accrued   interest  (to  the  extent  payment  thereof  is  legally
permissible) at the Class B-1 Remittance Rate on the amount thereof from such prior Remittance Date to such current Remittance Date.

                  "Unpaid Class B-2 Interest Shortfall" means, as to any Remittance Date, the amount, if any, of the Class B-2 Interest Shortfall for the immediately preceding Remittance Date, plus accrued interest (to the extent payment thereof is legally permissible) at the Class B-2 Remittance Rate on the amount thereof from such prior Remittance Date to such current Remittance Date.

                  "Unpaid Senior Interest Shortfall" means, as to each Class of Senior Certificates and any Remittance Date, the amount, if any, of the Senior Interest Distribution Amount due but unpaid on the immediately preceding Remittance Date, plus accrued interest (to the extent payment thereof is legally permissible) at the related Remittance Rate on the amount thereof from such prior Remittance Date to such current Remittance Date.

                  "Unregistered Certificate" means Certificates which are not registered as evidenced by inclusion in the Register.

                  "Upper-Tier REMIC" means the segregated pool of assets held by the Trust consisting of the Lower Tier Interests (except for the RL Lower-Tier Interest, as set forth in the chart in Section 2.04(c) hereof).

                  "Weighted Average Net Contract Rate" means, as to any Remittance Date, a rate equal to (i) the weighted average of the Contract Rates on outstanding Contracts, weighted by such Contracts' respective Scheduled Principal Balances and calculated as of the opening of the immediately preceding Collection Period less (ii) if Access Financial Lending Corp. (or any successor thereto by merger) is not then the Servicer, ____% per annum (representing the Monthly Servicing Fee).


                                   ARTICLE II

                  ESTABLISHMENT OF TRUST; TRANSFER OF CONTRACTS

                  SECTION 2.01. Closing. (a) The Company hereby creates a separate trust which shall be known as the Access Financial Manufactured Housing Contract Certificate Trust ______. The Trust shall be administered pursuant to the provisions of this Agreement for the benefit of the Certificateholders. The Company hereby directs the Trust to acquire the Initial Contracts and upon the Trust's acquisition of the Initial Contracts, to issue the Certificates.

                  (b) The Seller hereby transfers, assigns, sets over and otherwise conveys to the Trustee on behalf of the Trust, by execution of an assignment substantially in the form of Exhibit E hereto, (1) all the right, title and interest of the Seller in and to the Initial Contracts, including, without limitation, the security interests created thereby and any related Mortgages and all interest and principal due on or with respect to the Initial Contracts (other than the principal and interest due on the Initial Contracts before the Cut-off Date), (2) all rights under every Hazard Insurance Policy relating to a Manufactured Home securing a Contract for the benefit of the creditor of such contract, (3) the proceeds from the Errors and Omissions Protection Policy and all rights under any blanket hazard insurance policy to the extent they relate to the Manufactured Homes, (4) all documents contained in the Contract Files, (5) the Seller's rights under the Loan Sale Agreement and
(6) all proceeds in any way derived from any of the foregoing (such items, collectively, the "Trust Estate").

                  (c) Although  the parties  intend that the  conveyance  of the
Seller's right, title and interest in and to the Contracts pursuant to this Agreement shall constitute a purchase and sale and not a loan, if such conveyances are deemed to be a loan, the parties intend that the rights and obligations of the parties to such loan shall be established pursuant to the terms of this Agreement. The parties also intend and agree that the Seller shall be deemed to have granted to the Trustee, and the Seller does hereby grant to the Trustee, a perfected first-priority security interest in the items designated in Section 2.01(b) above, and that this Agreement shall constitute a security agreement under applicable law. If the trust created by this Agreement terminates prior to the satisfaction of the claims of any Person under any Certificates, the security interest created hereby shall continue in full force and effect and the Trustee shall be deemed to be the collateral agent for the benefit of such Person.

                  SECTION 2.02. [reserved]

                  SECTION 2.03. Acceptance by Trustee. On the Closing Date and on any Subsequent Transfer Dates, upon the written direction of the Seller, the Trustee shall deliver a certificate to the Seller substantially in the form of Exhibit F hereto acknowledging receipt of the Contracts, and further declaring that the Trustee will administer the Trust Estate in trust, upon the terms herein set forth, for the use and benefit of all Certificateholders and shall issue to or upon the order of the Company Certificates representing ownership of a beneficial interest in 100% of the Trust.

                  SECTION 2.04. REMIC Provisions. (a) The Trust shall elect that the Upper-Tier REMIC and the Lower-Tier REMIC shall be treated as REMICs under Section 860D of the Code. Any inconsistencies or ambiguities in this Agreement or in the administration of the Trust shall be resolved in a manner that preserves the validity of such REMIC elections.

                   (b) The Class A-1 Certificates, the Class A-2 Certificates, the Class A-3 Certificates, the Class A-4 Certificates, the Class A-5 Certificates and the Class A-6 Certificates, the Class B-1 Certificates, the Class B-2 Certificates, and the Class C Certificates are hereby designated as "regular interests" with respect to the Upper- Tier REMIC and the Class RU Certificates are hereby designated as the single class of "residual interest" with respect to the Upper-Tier REMIC. The Class LT1, LT2, LT3, LT4, LT5, LT6, LT7 and LT8 Certificates are hereby designated as "regular interests" with respect to the Lower-Tier REMIC and the Class RL Certificates are hereby designated as the single class of "residual interest" with respect to the Lower-Tier REMIC. The Capitalized Interest Account and the Pre-Funding Account are not part of the segregated pool of assets which constitutes the REMIC Trust.

                  (c) The beneficial ownership interest of the Lower-Tier REMIC shall be evidenced by the interests (the "Lower-Tier Interests") having the characteristics and terms as follows:

                                                          Original                                        Final
Class                         Companion                  Principal               Interest               Remittance
Designation                    Classes                    Balance                  Rate                    Date

LT-1                            A-1, C                       $__________           (1)              _________________
LT-2                            A-2, C                        __________           (1)              _________________
LT-3                            A-3, C                        __________           (1)              _________________
LT-4                            A-4, C                        __________           (1)              _________________
LT-5                            A-5, C                        __________           (1)              _________________
LT-6                            A-6, C                        __________           (1)              _________________
LT-7                            B-1, C                        __________           (1)              _________________
LT-8                            B-2, C                         _________           (1)              _________________
RL                               N/A                        (2)                    (2)              _________________



(1)      The Weighted Average Contract Rate.
(2)      The RL Certificate has no principal balance and does not bear interest.

The Lower-Tier Interests LT-1, LT-2, LT-3, LT-4, LT-5, LT-6, LT-7 and LT-8 shall be issued as non-certificated interests and recorded on the records of the Lower-Tier REMIC as being issued to and held by the Trustee on behalf of the Upper-Tier REMIC.

                  On each Remittance Date, the Amount Available shall be applied as principal and interest of particular Lower Tier Interests, other than the RL Certificate, in amounts corresponding to the aggregate respective amounts required to be applied as principal and interest of their related Companion Classes (as set forth above) pursuant to the priorities set forth in Section 8.03 hereof. To the extent of the Amount Available corresponding to distributions with respect to the Class C Certificates, such portion of the Amount Available shall be applied pro rata as a distribution on the Lower-Tier Interests.

                  No  distributions  will be made on the  Class RL  Certificate, except that any distribution of the proceeds of the final remaining assets of the Lower Tier REMIC shall be distributed to the Holder thereof upon presentation and surrender of the Class RL Certificate.

                  (d) The Closing Date is hereby designated as the "startup day" of each REMIC within the meaning of Section 860G(a)(9) of the Code.

                  (e) After the Closing Date, none of the Trustee, the Company, the Seller or any Servicer shall (i) accept any contribution of assets to the Trust (except as expressly provided herein or in the Loan Sale Agreement), (ii) dispose of any portion of the Trust (except for repossessed Manufactured Homes or foreclosed real estate and except as otherwise expressly provided herein or in the Loan Sale Agreement), (iii) engage in any "prohibited transaction," as defined in Sections 860F(a)(2) and (5) of the Code, (iv) accept any contribution after the Closing Date that is subject to the tax imposed by Section 860G(d) of the Code or (v) engage in any activity or enter into any agreement that would result in the receipt by the Trust of any "net income from foreclosure property" as defined in Section 860G(c)(2) of the Code, unless, prior to any such action set forth in clauses (i), (ii), (iii), (iv) or (v) the Trustee shall have received an unqualified Opinion of Counsel, which opinion shall not be an expense of the Trust, stating that such action will not, directly or indirectly,
(A) adversely affect the status of any REMIC held by the Trust as a REMIC or the status of the Certificates as "regular interests" therein or of the Residual Certificates as the sole class of "residual interests" therein, (B) affect the distributions payable hereunder to the Certificateholders or the Residual Certificateholders or (C) result in the imposition of any lien, charge or encumbrance upon the Trust.

                  (f) Upon the acquisition of any real property (including interests in real property), or any personal property incident thereto, in connection with the default of a Contract, the Servicer and the Trustee (at the direction of the Servicer) shall take, or cause to be taken, such action as is necessary to sell or otherwise dispose of such property within such period as is then required by the Code in order for such property to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code, unless the Servicer and the Trustee receive an Opinion of Counsel to the effect that the holding by the Trust of such property subsequent to the period then permitted by the Code will not result in the imposition of any taxes on "prohibited transactions" of any REMIC held by the Trust, as defined in Section 860F of the Code, or cause any REMIC held by the Trust to fail to qualify as a REMIC at any time that the Certificates are outstanding. The Servicer shall manage, conserve, protect and operate such real property, or any personal property incident thereto, so that such property will not fail to qualify as "foreclosure property," as defined in Section 860G(a)(8) of the Code, and that the management, conservation, protection and operation of such property will not result in the receipt by any REMIC held by the Trust of any "income from nonpermitted assets," within the meaning of Section 860F(a)(2)(B) of the Code.

                  Section 2.05. Conveyance of the Subsequent Contracts. (a) Subject to the conditions set forth in paragraph (b) below in consideration of the Trustee's delivery on the related Subsequent Transfer Dates to or upon the order of the Company of all or a portion of the balance of funds in the Pre-Funding Account, the Company shall on any Subsequent Transfer Date cause the Seller to sell, transfer, assign, set over and otherwise convey without recourse, to the Trustee all right, title and interest of the Seller in and to each Subsequent Contract listed on the List of Contracts delivered by the Company on such Subsequent Transfer Date, all its right, title and interest in and to principal collected and interest accruing on each such Subsequent Contract on and after the related Subsequent Cut-Off Date and all its right, title and interest in and to all Insurance Policies; provided, however, that the Seller reserves and retains all its right, title and interest in and to principal (including Prepayments) collected and interest accruing on each such Subsequent Contract prior to the related Subsequent Cut-Off Date. The transfer by the Seller of the Subsequent Contracts set forth on the List of Contracts to the Trustee shall be absolute and shall be intended by the Owners and all parties hereto to be treated as a sale by the Seller.

                  The amount released from the Pre-Funding Account shall be one-hundred percent (100%) of the aggregate principal balances of the Subsequent Contracts so transferred.

                  (b) The Seller shall transfer to the Trustee the Subsequent Contracts and the other property and rights related thereto described in paragraph (a) above only upon the satisfaction of each of the following conditions on or prior to the related Subsequent Transfer Date.

                    (i) the Company shall have provided the Trustee with a timely Addition Notice and shall have provided any information reasonably requested by any of the foregoing with respect to the Subsequent Contracts;

                    (ii) the Company shall have delivered to the Trustee a duly executed written assignment (including an acceptance by the Trustee) in
         substantially  the form of Exhibit          (the  "Subsequent  Transfer
         Agreement"), which shall include Schedules of Contracts, listing the Subsequent Contracts and any other exhibits listed thereon;

                   (iii) the Company shall have deposited in the Principal and Interest Account all collections in respect of the Subsequent Contracts received on or after the related Subsequent Cut-Off Date;

                    (iv) as of each Subsequent Transfer Date, neither the Servicer nor the Seller was insolvent nor will either of them have been made insolvent by such transfer nor is either of them aware of any pending insolvency;

                     (v) such addition will not result in a material adverse tax consequent to the Trust or the Owners of the Certificates;

                    (vi)  the Pre-Funding Period shall not have terminated;

                   (vii) the Company shall have delivered to the Trustee an Officer's Certificate confirming the satisfaction of each condition precedent specified in this paragraph (b) and in the related Subsequent Transfer Agreement; and

                  (viii) the Company shall have delivered to the Rating Agencies and the Trustee Opinions of Counsel with respect to the transfer of the Subsequent Contracts substantially in the form of the Opinions of Counsel delivered to the Certificate Insurer and the Trustee on the Closing Date (bankruptcy, corporate and tax opinions);

                  (c) the obligation of the Trust to purchase a Subsequent Contract on any Subsequent Transfer Date is subject to the following requirements: (i) such Subsequent Contract may not be 30 or more days contractually delinquent as of the related Subsequent Cut-Off Date; (ii) such
Subsequent Contract has a Coupon Rate of at least       % and (iv) following the
purchase of such Subsequent Contracts by the Trust, the Contracts (including the Subsequent Contracts) (a) will have a weighted average Coupon Rate of at least
      %;  (b) will have a weighted average  remaining term to stated maturity of
not more  than            months,  (c) will  have a  weighted  average  Combined
Loan-to-Value  Ratio of not more than       %;  (d) will have no Contract with a
Pool  Scheduled  Principal  Balance in excess of $      ;  and (f) will have not
more than       % in aggregate  Pool  Scheduled  Principal  Balance of Contracts relating to non-owner occupied Properties.

                  (d) The obligation of the Trust to purchase a Subsequent Contract on any Subsequent Transfer Date is subject to the following additional requirements, any of which may be waived or modified in any respect by the Certificate Insurer by a written instrument executed by the Certificate Insurer;

                  (1) The obligation of the Trust to purchase a Subsequent Contract on any Subsequent Transfer Date is subject to the following additional requirements: (i) no such Subsequent Contract may have a
         Combined  Loan-to-Value  Ratio  greater  than          %;  (ii) no such
         Subsequent Contract may have an outstanding

         Pool Scheduled Principal Balance greater than $       as of the related
         Subsequent Transfer Date; (iii) no such Subsequent Contract is secured by a Manufactured Home which, at the time of the origination of such Contract, had an Appraised Value greater than $ ; (iv) the first payment on each such Subsequent Contract may be due no later than
                 ; except that, if the Company shall deposit into the Certificate Account an amount equal to 30 days' interest on any such Subsequent Contract at the related Coupon Rate less the applicable Servicing Fee, then the first payment on such Subsequent Contract may
         be due no later than         ,  and (v) no Subsequent Contract may have
         a Coupon Rate lower than       %.

                  (2) After giving effect to the Trust's purchase of any such Subsequent Contract (i) the weighted average Coupon Rate of all
         Contracts  shall be no less than       %;  (ii) no more than        %of
         the Contracts held by the Trust shall be concentrated in any single zip code; (iii) the Contracts shall have weighted average Combined
         Loan-to-Value  Ratio no  greater  than        %;  and (iv) no more than
               % of the Contracts by aggregate Pool Scheduled Principal Balance may relate to non-owner occupied Properties.

                  (e) In connection with each Subsequent Transfer Date and on the Remittance Dates occurring in , and of the Company shall determine, and the Trustee shall co-operate with the Company in determining (i) the amount and correct disposition of the Capitalized Interest Requirements, Overfunded Interest Amounts, Excess Pre-Funding Earnings, Pre-Funding Earnings, and (ii) any other necessary matters in connection with the administration of the Pre-Funding Account and of the Capitalized Interest Account. In the event that any amounts are incorrectly released to the Owners of the Class R Certificates from the Pre-Funding Account or from the Capitalized Interest Account, such Owners or the Company shall immediately repay such amounts to the Trustee.


                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

                  SECTION 3.01.  Representations  and  Warranties  Regarding the
Company.   The  Company   represents   and  warrants  to  the  Trustee  and  the
Certificateholders that:

                  (a) Organization and Good Standing. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its organization and has the corporate power to own its assets and to transact the business in which it is currently engaged. The Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it requires such qualification and in which the failure so to qualify would have a material adverse effect on the business, properties, assets, or condition (financial or other) of the Company.

                  (b) Authorization; Binding Obligations. The Company has the power and authority to make, execute, deliver and perform this Agreement and all of the obligations of the Company, as Servicer, contemplated under this Agreement. When executed and delivered, this Agreement will constitute the legal, valid and binding obligation of the Company enforceable in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies.

                  (c) No Consent Required. The Company is not required to obtain the consent of any other party or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement or the Loan Sale Agreement; provided, however, that the Company may be required to file mortgage assignments and to make filings under the Securities and Exchange Act of 1934, as amended.

                  (d) No Violations. The execution, delivery and performance of this Agreement by the Company will not violate any provision of any existing law or regulation or any order or decree of any court or the Certificate of Incorporation or Bylaws of the Company, or constitute a material breach of any material mortgage, indenture, contract or other agreement to which the Company is a party or by which the Company may be bound.

                  (e) Litigation. No litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending, or to the knowledge of the Company threatened, against the Company or any of its properties or with respect to this Agreement, the Certificates which, if adversely determined, would in the opinion of the Company have a material adverse effect on the transactions contemplated by this Agreement.

                  (f) Licensing. The Company is licensed or is exempt from licensing in each state in which Contracts were originated.

                  SECTION 3.02.  Representations  and  Warranties  Regarding the
Seller.   The  Seller   represents   and   warrants   to  the  Trustee  and  the
Certificateholders that:

                  (a) Organization and Good Standing. The Seller is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its organization and has the corporate power to own its assets and to transact the business in which it is currently engaged. The Seller is duly qualified to do business as a foreign corporation and is in good




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



standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it requires such qualification and in which the failure so to qualify would have a material adverse effect on the business, properties, assets, or condition (financial or other) of the Seller.

                  (b) Authorization; Binding Obligations. The Seller has the power and authority to make, execute, deliver and perform this Agreement and all of the transactions contemplated under this Agreement. When executed and delivered, this Agreement will constitute the legal, valid and binding obligation of the Seller enforceable in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies.

                  (c) No Consent Required.  The Seller is not required to obtain the consent of any other party or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement; provided, however, that the Company may be required to file mortgage assignments and to make filings under the Securities and Exchange Act of 1934, as amended.

                  (d) No Violations. The execution, delivery and performance of this Agreement by the Seller will not violate any provision of any existing law or regulation or any order or decree of any court or the Certificate of Incorporation or Bylaws of the Seller, or constitute a material breach of any material mortgage, indenture, contract or other agreement to which the Seller is a party or by which the Seller may be bound.

                  (e) Litigation. No litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending, or to the knowledge of the Seller threatened, against the Seller or any of its properties or with respect to this Agreement, the Certificates which, if adversely determined, would in the opinion of the Seller have a material adverse effect on the transactions contemplated by this Agreement.

                  (f) No Filings. The Seller has not filed any UCC-1 financing statements against the Contracts.

                  SECTION 3.03. [reserved]

                  SECTION 3.04. Representations and Warranties of the Company Regarding the Contracts. Pursuant to Section 2.01(b) hereof, the Seller has assigned to the Trust all of its right, title and interest in and to the Loan Sale Agreement. In connection with such assignment, the Company hereby affirms to the Trust that all representations and warranties of the Company regarding the Contracts and the Contract Files contained in Sections 3.02, 3.03 and 3.04 of the Loan Sale Agreement are true and correct, in all material respects. The Certificateholders may rely on such representations and warranties to the same extent as if such representations and warranties were set forth by the Company herein. Further, the Certificateholders may rely on the representations and warranties with respect to the Subsequent Contracts set forth in each Subsequent Transfer Agreement to the same extent as if such representations and warranties were set forth by the Company herein.

                  SECTION 3.05. Repurchase of Contracts or Substitution of Contracts for Breach of Representations and Warranties. The Certificateholders may rely on the repurchase obligation of the Company regarding the Contracts contained in Section 3.05 of the Loan Sale Agreement to the same extent as if such obligation was set forth by the Company herein. Further, the
Certificateholders may rely on the repurchase obligation of the Company with respect to the Subsequent Contracts set forth in each Subsequent Transfer Agreement to the same extent as if such obligation were set forth by the Company herein.


                                   ARTICLE IV

                           PERFECTION OF TRANSFER AND
                        PROTECTION OF SECURITY INTERESTS

                  SECTION 4.01. Custody of Contracts. (a) Subject to the terms and conditions of this Section, (i) the Trustee shall maintain custody of the Contracts and (ii) the Company, as Servicer, shall maintain custody of the remaining items of each Contract File (such items, the "Servicing File"), in each case for the benefit of the Certificateholders.

                  (b) The Servicer agrees to maintain the related Servicing Files at its office where they are currently maintained, or at such other offices of the Servicer from time to time be identified to the Trustee by written notice. The Servicer may temporarily move individual Servicing Files or any portion thereof without notice as necessary to conduct collection and other servicing activities in accordance with its customary practices and procedures.

                  (c) As custodian of the Servicing Files, the Servicer shall have and perform the following powers and duties:

                  (i)   hold   the   Servicing    Files   on   behalf   of   the
         Certificateholders, maintain accurate records pertaining to each Contract to enable it to comply with the terms and conditions of this Agreement, maintain a current inventory thereof;

                  (ii) implement policies and procedures with respect to persons authorized to have access to the Servicing Files and




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
         the receipting for Servicing Files taken from their storage area for purposes of servicing or any other purposes; and

            (iii) attend to all details in connection with maintaining custody of the Servicing Files on behalf of the Certificateholders.

                  (d) In performing its duties under this Section, the Trustee and the Servicer each agree to act with reasonable care, using that degree of skill and care that it exercises with respect to similar contracts owned and/or serviced by it. In acting as custodian of the Servicing Files, the Servicer agrees further not to assert any beneficial ownership interest in the Servicing Files. The Servicer agrees to indemnify the Certificateholders for any and all liabilities, obligations, losses, damages, payments, costs or expenses of any kind whatsoever which may be imposed on, incurred or asserted against the Certificateholders as the result of any act or omission by the Servicer relating to the maintenance and custody of the Servicing Files; provided, however, that the Servicer will not be liable for any portion of any such amount resulting from the negligence or willful misconduct of the other, or of any Certificateholder.

                  SECTION 4.02. Filings. On or prior to the Closing Date, the Company shall cause the Financing Statements to be filed. The Servicer shall cause to be filed all necessary continuation statements of the Financing Statements. From time to time the Servicer shall take and cause to be taken such actions and execute such documents as are necessary to perfect and protect the Certificateholders' interests in the Contracts and their proceeds and the Manufactured Homes against all other persons, including, without limitation, the filing of financing statements, amendments thereto and continuation statements, the execution of transfer instruments and the making of notations on or taking possession of all records or documents of title. The Servicer will maintain, for the benefit of the Trust, the first priority perfected security interest in each Manufactured Home and a first lien on each Mortgaged Property so long as the related Contract is property of the Trust.

                  SECTION 4.03. Name Change or Relocation. (a) During the term of this Agreement, neither the Company or the Seller (each, a "Selling Entity") shall change its name or identity or relocate its chief executive office without first giving written notice thereof to the Trustee and the Servicer. In addition, following any such change in the name, identity, structure or location of the chief executive office of a Selling Entity, such Selling Entity shall give written notice of any such change to ______ and _____.

                  (b) If any change in a Selling Entity's name or identity or the relocation of its chief executive office would make any financing or continuation statement or notice of lien filed under this Agreement seriously misleading within the meaning of applicable provisions of the UCC or any title statute or would cause any such financing or continuation statement or notice of lien to become unperfected (whether immediately or with lapse of time), such Selling Entity, no later than five days after the effective date of such change, shall file, or cause to be filed, such amendments or financing statements as may be required to preserve, perfect and protect the Trust's interests in the Contracts and proceeds thereof and in the Manufactured Homes.

                  SECTION 4.04. Executive Office. During the term of this Agreement, each Selling Entity will maintain its chief executive office in one of the States of the United States.

                  SECTION 4.05. Costs and Expenses. The Servicer agrees to pay all reasonable costs and disbursements in connection with the perfection and the maintenance of perfection, as against all third parties, of the
Certificateholders' right, title and interest in and to the Contracts (including, without limitation, the security interests in the Manufactured Homes granted thereby).


                                    ARTICLE V

                             SERVICING OF CONTRACTS

                  SECTION 5.01. Responsibility for Contract Administration. The Servicer will have the sole obligation to manage, administer, service and make collections on the Contracts and perform or cause to be performed all contractual and customary undertakings of the holder of the Contracts to the Obligor. The Company, if it is the Servicer, may delegate some or all of its servicing duties to a wholly-owned subsidiary of the Company, for so long as such subsidiary remains, directly or indirectly, a wholly owned subsidiary of the Company. Notwithstanding any such delegation the Company shall retain all of the rights and obligations of the Servicer hereunder. The Trustee, at the request of a Servicing Officer, shall furnish the Servicer with any powers of attorney or other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder. The Company is hereby appointed the Servicer until such time as any Service Transfer shall be effected under Article VII.

                  SECTION 5.02. Standard of Care. In managing, administering, servicing and making collections on the Contracts pursuant to this Agreement, the Servicer will exercise that degree of skill and care consistent with the degree of skill and care that the Servicer exercises with respect to similar contracts serviced by the Servicer; provided, however, that (i) such degree of skill and care shall be at least as favorable as the degree of skill and care generally applied by servicers of manufactured housing installment sales contracts for institutional investors and (ii) notwithstanding the foregoing, the Servicer shall not release or waive the right to collect the unpaid balance on any Contract.

                  SECTION 5.03. Records. The Servicer shall, during the period it is servicer hereunder, maintain such books of account and other records as will enable the Trustee to determine the status of each Contract.

                  SECTION 5.04. Inspection; Computer Tape. (a) At all times during the term hereof, the Servicer shall afford the Trustee and its authorized agents reasonable access during normal business hours to the Servicer's records, which have not previously been provided to the Trust, relating to the Contracts and will cause its personnel to assist in any examination of such records by the Trustee or its authorized agents. The examination referred to in this Section will be conducted in a manner which does not unreasonably interfere with the Servicer's normal operations or customer or employee relations. Without otherwise limiting the scope of the examination the Trustee may make, the Trustee may, but shall not be obligated to, verify the status of each Contract and review the Electronic Ledger and records relating thereto for conformity to Monthly Reports prepared pursuant to Article VI and compliance with the standards represented to exist as to each Contract in this Agreement.

                  (b) At all times during the term hereof, the Servicer shall keep available a copy of the List of Contracts at its principal executive office for inspection by Certificateholders.

                  (c) On or before the ninth Business Day of each month, the Servicer will provide to the Trustee a Computer Tape setting forth a list of all the outstanding Contracts and the outstanding principal balance of each such Contract as of the end of the immediately preceding Collection Period, together with such other information as reasonably required by the Trustee in order to effect a service transfer.

                  SECTION 5.05. Certificate Account. (a) On or before the Closing Date, the Trustee shall establish the Certificate Account on behalf of the Trust, which must be an Eligible Account. The Certificate Account shall be entitled _____________________ as Trustee for the benefit of holders of Access Financial Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series ______ (Access Financial Lending Corp., Servicer)." The Servicer shall pay into the Certificate Account as promptly as practicable (but in no event later than the second Business Day) following receipt thereof all payments from Obligors and Net Liquidation Proceeds, other than late payment penalty fees, extension fees and assumption fees, which shall be retained by the Servicer as additional compensation for servicing the Contracts. Any amounts reimbursable to the Servicer pursuant to Section 8.02(c)(i) with respect to a particular Contract may be retained by the Servicer from Liquidation Proceeds. The Trustee shall deposit into the Certificate Account on the Remittance Dates
occurring in          ,  and           (x) the Pre-Funding  Earnings transferred
by the Trustee pursuant to Section 5.14 hereof, (y) the Capitalized Interest Requirement to be transferred on such Remittance Dates from the Capitalized Interest Account, pursuant to Section 5.14 hereof and (z) the portion of the amount, if any, to be transferred on such Remittance Date from the Pre-Funding Account, pursuant to Section 5.14 hereof. All amounts paid into the Certificate Account under this Agreement shall be held in trust for the Trustee and the Certificateholders until payment of any such amounts is authorized under this Agreement. Only the Trustee may withdraw funds from the Certificate Account.

                  (b) If the Servicer so directs, the institution maintaining the Certificate Account shall, in the name of the Trustee in its capacity as such, invest the amounts in the Certificate Account in Eligible Investments that mature not later than one Business Day prior to the next succeeding Remittance Date. Once such funds are invested, such institution shall not change the investment of such funds. All income and gain from such investments shall be added to the Certificate Account and distributed on such Remittance Date pursuant to Section 8.03(a). The Trustee shall in no way be liable for losses on amounts in accordance with the provisions hereof. The Servicer shall direct the investment of funds in the Certificate Account in Eligible Investments such that any funds in the Certificate Account not so invested are insured to the extent permitted by law by the Federal Deposit Insurance Corporation. "Eligible Investments" are any of the following:

                  (i) direct obligations of, and obligations fully guaranteed by, the United States of America, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America and which are noncallable;

             (ii)(A) demand and time deposits in, certificates of deposit of, bankers' acceptances issued by, or federal funds sold by any depository institution or trust company (including the Trustee or any Affiliate of the Trustee, acting in its commercial capacity) incorporated under the laws of the United States of America or any State thereof and subject to supervision and examination by federal and/or state authorities, so long as, at the time of such investment or contractual commitment providing for such investment, the commercial paper or other short-term deposits of such depository institution or trust company (or, in the case of a depository institution which is the principal subsidiary of a holding company, the commercial paper or other short-term debt obligations of such holding company) are rated at least ___ by ______ and at least __ by ______ (if rated by _______) and (B) any other demand or time deposit or certificate of deposit which is fully insured by the Federal Deposit Insurance Corporation;

                  (iii) shares of an investment company registered under the Investment Company Act of 1940, whose shares are registered under the Securities Act of 1933 and have the highest credit rating then available from ______ and _____ (if rated by _____) and whose only investments are in securities described in clauses (i) and (ii)(A) above;

                  (iv) repurchase obligations with respect to (A) any security described in clause (i) above or (B) any other security issued or guaranteed by an agency or instrumentality of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) described in clause (ii)(A) above;

                  (v) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any State thereof which have a credit rating of at least ___ from ______ and in one of the two highest rating categories from _____ (if rated by _____) at the time of such investment; provided, however, that securities issued by any particular corporation will not be Eligible Investments to the extent that investment therein will cause the then outstanding principal amount of securities issued by such corporation and held as part of the corpus of the Trust to exceed __% of amounts held in the Certificate Account; and

                  (vi) commercial paper or money-market funds having a rating of at least ___ from ______ and at least ___ by _____ (if rated by _____) at the time of such investment.

                  Securities not entitled to receive payments of principal (i.e., "interest-only" securities) shall not be "Eligible Investments."

                  The Trustee may trade with itself or an Affiliate in the purchase or sale of such Eligible Investments.

                  (c) If at any time the Trustee receives notice (from either of ______ or _____, the Servicer or otherwise) that the Certificate Account has ceased to be an Eligible Account, the Trustee must, as soon as practicable but in no event later than 5 Business Days of the Trustee's receipt of such notice, transfer the Certificate Account and all funds and Eligible Investments therein to an Eligible Account. Following any such transfer, the Trustee must notify each of Moody's, Fitch and the Servicer of the location of the Certificate Account.

                  SECTION 5.06. Enforcement. (a) The Servicer shall, consistent with customary servicing procedures and the terms of this Agreement, act with respect to the Contracts in such manner as will maximize the receipt of principal and interest on such Contracts and liquidation proceeds with respect to Liquidated Contracts.

                  (b) The Servicer may sue to enforce or collect upon Contracts, in its own name, if possible, or as agent for the Trust. If the Servicer elects to commence a legal proceeding to enforce a Contract, the act of commencement shall be deemed to be an automatic assignment of the Contract to the Servicer for purposes of collection only. If, however, in any enforcement suit or legal proceeding it is held that the Servicer may not enforce a Contract on the ground that it is not a real party in interest or a holder entitled to enforce the Contract, the Trustee on behalf of the Trust shall, at the Servicer's expense, take such steps as the Servicer deems necessary to enforce the Contract, including bringing suit in its name or the names of the Certificateholders.

                  (c) The Servicer shall exercise any rights of recourse against third persons that exist with respect to any Contract in accordance with the servicer's usual practice. In exercising recourse rights, the Servicer is authorized on the Trustee's behalf to reassign the Contract or to resell the related Manufactured Home to the person against whom recourse exists at the price set forth in the document creating the recourse.

                  (d) So long as the Company is the Servicer, the Servicer may grant to the Obligor on any Contract any rebate, refund or adjustment out of the Certificate Account that the Servicer in good faith believes is required because of prepayment in full of the Contract. The Servicer will not permit any rescission or cancellation of any Contract.

                  (e) The Servicer may grant to the Obligor on any Contract any rebate, refund or adjustment out of the Certificate Account that is required because of an overpayment in connection with the prepayment in full of the Contract or otherwise. The Servicer may rescind, cancel or make material modifications of the terms of any Contract (including modifying the amounts and due dates of scheduled monthly payments); provided that, unless required by applicable law or to bring Contract into conformity with the representations and warranties described in Section 3.04 hereof, the Servicer will not permit any rescission or cancellation of any Contract or any material modification of a Contract other than in connection with a default or an imminent default on such Contract unless the Servicer obtains an Opinion of Counsel to the effect that such modification will not cause any REMIC held by the Trust to fail to qualify as a REMIC or result in the imposition of taxes on any REMIC held by the Trust under the REMIC Provisions.

                  (f) The Servicer may enforce any due-on-sale clause in a Contract if such enforcement is called for under its then current servicing policies for obligations similar to the Contracts, provided that such enforcement is permitted by applicable law and will not adversely affect any applicable insurance policy. If an assumption of a Contract is permitted by the Servicer upon conveyance of the related Manufactured Home, the Servicer shall use its best efforts to obtain an assumption agreement in connection therewith and add such assumption agreement to the related Contract File.

                  (g) Any provision of this Agreement to the contrary notwithstanding, the Servicer shall not agree to the modification or waiver of any provision of a Contract at a time when such Contract is not in default or such default is not reasonably foreseeable, if such modification or waiver would be treated as a taxable exchange under Section 1001 of the Code.

                  SECTION 5.07. Trustee to Cooperate. (a) Upon payment in full on any Contract, the Servicer will notify the Trustee in writing and the Company (if the Company is not the Servicer) on the next succeeding Remittance Date by certification of a Servicing Officer (which certification shall include a statement to the effect that all amounts received in connection with such payments which are required to be deposited in the Certificate Account pursuant to Section 5.05 have been so deposited). The Servicer is authorized to execute an instrument in satisfaction of such Contract and to do such other acts and execute such other documents as the Servicer deems necessary to discharge the Obligor thereunder and eliminate the lien on the related real estate. The Servicer shall determine when a Contract has been paid in full; to the extent that insufficient payments are received on a Contract credited by the Servicer as prepaid or paid in full and satisfied, the shortfall shall be paid by the Servicer out of its own funds.

                  (b)  From  time to  time  as  appropriate  for  servicing  and foreclosure in connection with any Contract, the Trustee shall, upon receipt of a Request for Release in substantially the form of Exhibit L hereto signed by a Servicing Officer, cause the original Contract to be released to the Servicer and shall execute such documents as the Servicer shall deem necessary to the prosecution of any such proceedings. Upon request of a Servicing Officer, the Trustee shall perform such other acts as reasonably requested by the Servicer and otherwise cooperate with the Servicer in enforcement of the Certificateholders' rights and remedies with respect to Contracts.

                  (c) The Servicer's receipt of a Contract shall obligate the Servicer to return the original Contract to the Trustee when its need by the Servicer has ceased unless the Contract shall be paid in full, liquidated or repurchased or replaced as described in Section 3.05.

                  SECTION 5.08. Costs and Expenses. All costs and expenses incurred by the Servicer in carrying out its duties hereunder, including all fees and expenses incurred in connection with the enforcement of Contracts (including enforcement of defaulted Contracts and repossessions of Manufactured Homes securing such Contracts) shall be paid by the Servicer and the Servicer shall not be entitled to reimbursement hereunder, except that the Servicer shall be reimbursed out of the Liquidation Proceeds of a Liquidated Contract for Liquidation Expenses incurred by it, together with unreimbursed Delinquency Advances relating thereto and except as provided in Section 5.13(b). The Servicer shall not incur such liquidation expenses unless it determines in its good faith business judgment that incurring such expenses will increase the Net Liquidation Proceeds on the related Contract.

                  SECTION 5.09. Maintenance of Insurance. (a) Except as otherwise provided in subsection (b) of this Section 5.09, the Servicer shall cause to be maintained with respect to each Contract one or more Hazard Insurance Policies which provide, at a minimum, the same coverage as a standard form fire and extended coverage insurance policy that is customary for manufactured housing, issued by a company authorized to issue such policies in the state in which the related Manufactured Home is located and in an amount which is not less than the maximum insurable value of such Manufactured Home or the principal balance due from the Obligor on the related Contract, whichever is less; provided, however, that the amount of coverage provided by each Hazard Insurance Policy shall be sufficient to avoid the application of any coinsurance clause contained therein; and provided, further, that such Hazard Insurance Policies may provide for customary deductible amounts. Each Hazard Insurance Policy caused to be maintained by the Servicer shall contain a standard loss payee clause in favor of the Servicer and its successors and assigns. If any obligor is in default in the payment of premiums on its Hazard Insurance Policy or Policies, the Servicer shall pay such premiums out of its own funds and may separately add such premium to the obligor's obligation as provided by the Contract. The amount of any such premium shall not be added to the remaining principal balance of the Contract, but shall be tracked by the Servicer separately. If the Obligor does not reimburse the Servicer for payment of such premiums and the related Contract is liquidated after a default, the Servicer shall be reimbursed for its payment of such premiums out of the related Liquidation Proceeds.

                  (b) The  Servicer  may, in lieu of causing  individual  Hazard
Insurance Policies to be maintained with respect to each Manufactured Home pursuant to subsection (a) of this Section 5.09, and shall, to the extent that the related contract does not require the Obligor to maintain a Hazard Insurance Policy with respect to the related Manufactured Home, maintain one or more blanket insurance policies covering losses on the Obligor's interest in the Contracts resulting from the absence or insufficiency of individual Hazard
Insurance Policies. Any such blanket policy shall be substantially in the form and in the amount carried by the Servicer as of the date of this Agreement. The Servicer shall pay the premium for such policy on the basis described therein and shall deposit into the Certificate Account from its own funds any deductible amount with respect to claims under such blanket insurance policy relating to the Contracts. The Servicer shall not, however, be required to deposit any deductible amount with respect to claims under individual Hazard Insurance Policies maintained pursuant to subsection (a) of this Section. If the insurer under such blanket insurance policy shall cease to be

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



acceptable to the Servicer, the Servicer shall exercise its best reasonable efforts to obtain from another insurer a replacement policy comparable to such policy.

                  (c) With respect to each Manufactured Home that has been repossessed in connection with a defaulted Contract, the Servicer shall either
(1) maintain one or more Hazard Insurance Policies thereon or (ii) self-insure such Manufactured Homes and deposit into the Certificate Account from its own funds any losses caused by damage to such Manufactured Home that would have been covered by a Hazard Insurance Policy.

                  (d) The Servicer shall keep in force throughout the term of this Agreement (i) a policy or policies of insurance covering errors and omissions for failure to maintain insurance as required by this Agreement and
(ii) a fidelity bond. Such policy or policies and such fidelity bond shall be in such form and amount as is generally customary among Persons which service a portfolio of manufactured housing installment sales contracts and installment loan agreements having an aggregate principal amount of $100,000,000 or more and which are generally regarded as servicers acceptable to institutional investors.

                  SECTION 5.10. Repossession. Notwithstanding the standard of care specified in Section 5.02, the Servicer shall commence procedures for the repossession of any Manufactured Home or the foreclosure upon any Mortgaged Property or take such other steps that in the Servicer's reasonable judgment will maximize the receipt of principal and interest or Net Liquidation Proceeds with respect to the Contract secured by such Manufactured Home subject to the requirements of the applicable state and federal law, no later than five Business Days after the time when such Contract becomes a Defaulted Contract.

                  SECTION 5.11. [Reserved].

                  SECTION 5.12. Retitling; Security Interests. (a) If, at any time, a Service Transfer has occurred and the Company is no longer the Servicer and the new Servicer is unable to foreclose upon a Manufactured Home because the title document for such Manufactured Home does not show such Servicer or the Trustee as the holder of the first security interest in the Manufactured Home, such Servicer shall take all necessary steps to apply for a replacement title document showing it or the Trustee as the secured party.

                  (b) If, at any time, the Trustee attempts to foreclose upon a Manufactured Home and is unable to do so because the title document for such Manufactured Home does not show the Trustee as the holder of the first security interest in the Manufactured Home, the Company shall take all steps necessary to apply for a replacement title document showing it or the Trustee as the secured party.





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



                  (c) In order to facilitate the Servicer's actions, as described in subsections (a) and (b) of this section, the Company will provide the Servicer and/or the Trustee with any necessary power of attorney permitting it to retitle the Manufactured Home, and the Trustee shall be entitled to enforce the Company's obligations under such subsections by seeking specific performance thereof.

                  (d) If the Servicer is still unable to retitle the Manufactured Home, the Company will take all actions necessary to act with the Servicer to foreclose upon the Manufactured Home, including, as appropriate, the filing of any UCC-1 or UCC-2 financing statements necessary to perfect the security interest in any Manufactured Home that constitutes a fixture under the laws of the jurisdiction in which it is located and all actions necessary to perfect the security interest in any Manufactured Home that is considered or classified an part of the real estate on which it is located under the laws of the jurisdiction in which it is located.

                  (e) The Contract Files for each Land Secured Contract are required to contain evidence that the Company has a Mortgage on the real property underlying such Land Secured Contract. Neither the Company nor the Seller will be required to prepare, deliver or record any assignments to the Trustee in recordable form for the Mortgages related to such Land Secured Contracts. However, on or before the Closing Date, the Company shall deliver to the Trustee an executed power of attorney substantially in the form of Exhibit G hereto, authorizing the Trustee to execute and record assignments of Mortgages securing Land Secured Contracts from the Company to the Trustee in the event that recordation of such assignments becomes necessary for foreclosure on the related property by or on behalf of the Trustee. Pursuant to such power of attorney, at the Servicer's instruction, the Trustee shall execute any such assignments as are provided to the Trustee by the Servicer. After execution of any such assignments, the Trustee shall redeliver such assignments to the Servicer at the Servicer's expense. Any expenses incurred by the Servicer in connection with the foregoing or in connection with its recordation of assignments in preparation for a foreclosure on a Land Secured Contract shall constitute Liquidation Expenses.

                  SECTION 5.13. Delinquency Advances and Servicing Advances. (a) If the Servicer has not received all or any portion of any scheduled payment of principal and interest due during a Collection Period by the related Determination Date, the Servicer shall deposit to the Certificate Account not later than 10 a.m. East Coast time on the Business Day prior to the related
Remittance Date the amount of any such deficiency, (such amount being a "Delinquency Advance"); provided, that the Servicer is only required to make a Delinquency Advance if the Servicer in its good faith business judgment believes that such amount will ultimately be recovered on or with respect to the related Contract.





                                       52

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



                  The Servicer shall be permitted to fund its payment of Delinquency Advances from its own funds, and from the Amount Held for Future Distribution then on deposit in the Certificate Account net of amounts thereof applied pursuant to Section 8.03(b). In any event, to the extent the Servicer uses any portion of the Amount Held For Future Distribution, the Servicer must reimburse the Certificate Account by the next Remittance Date (or such later Remittance Date) to the extent necessary to provide for the required remittance to Certificateholders on such date.

                  Any Delinquency Advance funded by the Servicer with respect to a particular Contract from its own funds shall be reimbursable to the Servicer from Liquidation Proceeds and other collections received by the Servicer with respect to such Contract; provided, that to the extent that any Delinquency Advance is later determined to be a Nonrecoverable Delinquency Advance, such amount shall be reimbursable to the Servicer from collections on the Contracts generally, as provided in Section 8.02(c).

                  (b) The Servicer will pay all reasonable and customary "out-of-pocket" costs and expenses (including reasonable legal fees) incurred in the performance of its servicing obligations including, but not limited to, the cost of (i) advances made for taxes, insurance, ground rents and other charges against the related Manufactured Home, (ii) any enforcement or judicial proceedings, including foreclosures and (iii) the management and liquidation of REO Property (including, without limitation, realtors' commissions and any required repairs). Each such expenditure will constitute a "Servicing Advance". The Servicer may recover Servicing Advances from the Obligors to the extent permitted by the Contracts or, if not theretofore recovered from the Obligor on whose behalf such Servicing Advance was made, from Liquidation Proceeds realized upon the liquidation of the related Contract. The Servicer shall not recover Servicing Advances from collections on any other Contract; provided, that if not all invoices relating to the Servicing Advances with respect to a Contract have been received by the Servicer at the time the Servicer receives collections on account of the related Contract, the Servicer shall nevertheless deposit all such collections to the Certificate Account and shall be thereafter permitted to receive reimbursement from collections on the Contracts generally with respect to such invoices; provided, further, that in no event shall the Servicer be cumulatively reimbursed for Servicing Advances with respect to a Contract in an amount in excess of the Liquidation Proceeds relating to such Contract.

                  Section 5.14. Pre-Funding Account and Capitalized Interest Account. (a) The Trustee shall establish and maintain, at the its corporate trust office, a Pre-Funding Account and a Capitalized Interest Account, each to be held by the Trustee in the name of the Trust for the benefit of the Owners of the Certificates.





                                       53

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



                  (b) On the Closing Date, the Trustee will deposit, on behalf of the Owners of the Certificates, in the Pre-Funding Account the Original Pre-Funded Amount, from the proceeds of the sale of the Certificates.

                  (c) On any Subsequent Transfer Date, the Company shall instruct the Trustee to withdraw from the Pre-Funding Account an amount equal to 100% of the aggregate Pool Scheduled Principal Balance of the Subsequent Contracts sold to the Trust on such Subsequent Transfer Date and pay such amount to or upon the order of the Company upon satisfaction of the conditions set forth in Section 2.05 hereof with respect to such transfer. In no event shall the Company be permitted to instruct the Trustee: to release from the Pre-Funding Account with respect to Subsequent Contracts to be transferred to the Trust an amount in excess of the Original Pre-Funded Amount.

                  (d) If (x) the Pre-Funded  Amount has not been reduced to zero
by          or (y) the Pre-Funded Amount has been reduced to $100,000 or less on
either the            or the            Remittance  Dates,  in either case after
giving effect to any reductions in the Pre-Funded Amount on such Remittance Date, the Company shall instruct the Trustee to withdraw from the Pre-Funding Account on such Remittance Date and deposit in the Certificate Account the difference, if any, between (A) the Original Pre-Funded Amount and (B) all amounts theretofore withdrawn from the Pre-Funding Account with respect to Subsequent Contracts.

                  (e) On the Remittance  Dates  occurring in          ,
and the Trustee shall transfer the Pre-Funding Earnings, if any, applicable to each such Remittance Date from the Pre-Funding Account to the Certificate
Account.  On the Remittance  Dates occurring in          ,          and
the Trustee shall distribute directly to the Owners of the Class R Certificates the Excess Pre-Funding Earnings, if any, applicable to each such Remittance Date.

                  (f) On each Subsequent Transfer Date the Company may instruct the Trustee to withdraw from the Capitalized Interest Account and pay on such Subsequent Transfer Date to the Owners of the Class R Certificates the Overfunded Interest Amount for such Subsequent Transfer Date, as calculated by the Company pursuant to Section 2.05(f) hereof.

                  (g) On the Remittance  Dates  occurring in          ,
and the Trustee shall transfer from the Capitalized Interest Account to the Certificate Account, the Capitalized Interest Requirement, if any, for such Remittance Dates.

                  (h) On the Remittance Date, any amounts remaining in the Capitalized Interest Account after taking into account the transfers on such Remittance Date described in clause (f) above shall be paid to the Owners of the Class R Certificates, and the Capitalized Interest Account shall be closed.





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                                   ARTICLE VI

                             REPORTS AND TAX MATTERS

                  SECTION 6.01. Monthly Reports. No later than 1:00 p.m. on each Determination Date, the Servicer shall deliver to the Trustee, the Paying Agent, the Company (if the Company is not the Servicer), ______ and _____ a "Monthly Report," substantially in the form of Exhibit H hereto.

                  SECTION 6.02. Certificates of Servicing Officer. (a) Each Monthly Report pursuant to Section 6.01 shall be accompanied by a certificate of a Servicing Officer substantially in the form of Exhibit I, certifying (x) as to the weighted average number of months in inventory of all repossessed Manufactured Homes (calculated as of the close of the preceding Collection Period) and (y) as to the accuracy of the Monthly Report and that no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred, or if such event has occurred and is continuing, specifying the event and its status.

                  (b) (i) For the first Collection Period following the Closing Date, if the Company is the Servicer, the Company will cause its Internal Audit staff to perform the steps described in the Report on Agreed Upon Procedures, attached as Exhibit J hereto. The Company will cause its independent accountants to re-test these procedures as necessary in order to achieve a level of comfort with the work performed by the Company's Internal Audit Staff. If the level of review is within the tolerance levels outlined, the monthly review requirement shall then be terminated.

                  (ii) For the first two Collection Periods following the date which is 60 days after the Servicing Transfer, if the Company is the Servicer, the Company will cause its Internal Audit staff to perform the steps described in the Report on Agreed Upon Procedures, attached as Exhibit J hereto. The Company will cause its independent accountants to re-test these procedures as necessary in order to achieve a level of comfort with the work performed by the Company's Internal Audit Staff. Upon satisfactory results (as outlined in the Report on Agreed Upon Procedures)
                            for two consecutive months, the independent accountants would perform the procedures in their entirety in the third month without the Internal Audit assistance considered. If the level of review in this month is again within the tolerance levels outlined, the monthly review requirement shall then be terminated.





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



                  In the event that any of the three reviews do not meet the tolerance levels as outlined, the test work requirement shall revert to the original standard and resets to three consecutive "clean" reviews within the acceptable tolerance range before termination of the requirement.

                  (iii) In addition to the monthly review requirements, an annual execution of the outlined procedures shall be performed, beginning (x) in _____ ____, if the Servicing Transfer has not occurred by _____________, or (y) in ______________, if the
                            Servicing Transfer has occurred by _____ _______ and continuing annually.

                  (c) If the Company is the Servicer, the Company shall give prompt written notice to ______ and to _____ of the occurrence of either of the following:

                   (i)      any change in control of the Servicer; or

                  (ii)      the departure of either the Servicer's  President or
                            of  the   Servicer's   Vice  President  of  National
                            Operations.

                  SECTION 6.03. Other Data. In addition, the Company and (if different from the Company) the Servicer shall, on request of the Trustee, ______ or _____ furnish the Trustee, and/or ______ or _____ such underlying data as may be reasonably requested.

                  SECTION 6.04. Annual Report of Accountants. On or before ________ of each year, commencing ______________, the Servicer at its expense shall cause a firm of independent public accountants which is a member of the American Institute of Certified Public Accountants to make available to the Trustee, the Company, ______ and _____ a report stating that such firm has examined selected documents and records relating to the Servicer's servicing of manufactured housing conditional sales contracts, including the contracts covered by this Agreement, in accordance with the Mortgage Bankers Association of America's Uniform Single Audit Program for Mortgage Bankers, or any successor uniform program, and that, on the basis of such examination, such servicing has been conducted in compliance with the minimum servicing standards identified therein, except for such significant exceptions or errors in records that, in the opinion of such firm, generally accepted auditing standards requires it to report.

                  SECTION 6.05. Statements to Certificateholders. (a) The Servicer shall prepare and furnish to the Trustee and the Company the statements relating to the Certificates, as specified below, on or before the third Business Day next preceding each Remittance Date.





                                       56

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



                  (b) Concurrently with each distribution charged to the Certificate Account the Trustee, so long as it has received the Monthly Report from the Servicer, shall forward or cause to be forwarded by mail to each Holder of a Certificate and (if the Company is not the Servicer) the Company a statement setting forth the following:

                     (i) the amount of such distribution to Holders of the related Class of Certificates allocable to interest, separately identifying any Unpaid Interest Shortfall included in such distribution and any remaining Unpaid Interest Shortfall after giving effect to such distribution;

                    (ii) the amount of such distribution to Holders of the related Class of Certificates allocable to principal, separately identifying the aggregate amount of any Principal Prepayments included therein, the aggregate Scheduled Principal Balance of all Contracts that became Liquidated Contracts during the related Collection Period and the aggregate Scheduled Principal Balance of all Contracts repurchased with respect to such Remittance Date;

                   (iii) the amount, if any, by which the Formula Distribution Amount with respect to the related Class for such Remittance Date exceeds the Distribution Amount with respect to the related Class for such Remittance Date;

                    (iv) the Certificate Principal Balance of the related Class after giving effect to the distribution of principal on such Remittance Date;

                     (v) the Senior Percentage and the Class B Percentage for such Remittance Date and the following Remittance Date;

                    (vi)    the  Pool   Scheduled   Principal   Balance  of  the
                            Contracts as of the close of the related Collection Period;

                   (vii)    the Pool Factor;

                  (viii) the number and aggregate principal balances of Contracts delinquent (a) 30-59 days and (b) 60 or more days calculated, in each case, as of the close of business on the last day of the related Collection Period;

                    (ix)    the   number  of   Manufactured   Homes   that  were
                            repossessed during the Collection Period ending immediately prior to such Remittance Date;




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




                     (x) the number of Manufactured Homes that were repossessed but remain in inventory as of the last day of the Collection Period ending immediately prior to such Remittance Date;

                    (xi) the Overcollateralization Amount for such Remittance Date, after giving effect to the distribution of principal on such Remittance Date, together with any Overcollateralization Reduction Amount for such Remittance Date;

                   (xii) the Class B Principal Distribution Tests (as set forth in Exhibit H hereto);

                  (xiii) the Weighted Average Net Contract Rate of all outstanding Contracts; and

                   (xiv) the amount of Delinquency Advances reimbursable to the Servicer.

                  The Trustee and the Servicer shall inform any requesting Certificateholder, the Company, _____________________ ____________ or
____________________________ inquiring by telephone of the information contained in the most recent Monthly Report.

                  In the case of information furnished pursuant to clauses (i) through (iv) above (except in the case of the Class C and Residual Certificates), the amounts shall be expressed as a dollar amount per Certificate with $1,000 denomination.

                  Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish or cause to be furnished to each Person who at any time during the calendar year was the Holder of a Certificate a statement containing the information with respect to interest accrued and principal paid on its Certificates during such calendar year. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code as from time to time in force.

                  SECTION 6.06. Payment of Taxes. The Servicer shall be responsible for and agrees to prepare, make and file all federal, state, local or other tax returns, information statements and other returns and documents of every kind and nature whatsoever required to be made or filed by or on behalf of the Lower-Tier REMIC and the Upper-Tier REMIC pursuant to the Code and other applicable tax laws and regulations. Such responsibility shall include (i) electing to treat each REMIC included in the Trust as a REMIC (which election shall apply to the taxable period ending _________________ and each calendar year thereafter) in such manner as the applicable Treasury regulations may prescribe, (ii) filing applicable Forms 1066 and Schedule Q and any form required under section 6050K of the Code, if applicable to REMICs, and (iii) report to Certificateholders, with respect to the allocation of expenses pursuant to section 212




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



of the Code, if and to the extent the Servicer has been notified in writing as to the identity any Certificateholder with respect to which such reporting is required by the Code. Each such return, statement and document shall, to the extent required by the Code or other applicable law, be signed on behalf of the Lower-Tier REMIC and the Upper-Tier REMIC by the Trustee. The Trustee shall have no responsibility whatsoever for the accuracy or completeness of any such return, statement or document. The Servicer agrees to indemnify the Trustee and hold it harmless for, from, against and in respect to any and all liability, loss, damage and expense which may be incurred by the Trustee based upon or as a result of the Trustee's execution of any and all such tax returns, statements and documents; provided, that the Servicer shall not be so required to indemnify the Trustee to the extent that any such loss, liability, etc., results from the Trustee's own negligence or misconduct. Residual Certificateholders hereby designate the Servicer to be their agent and to serve as the "tax matters person" on behalf of each REMIC held by the Trust in the same manner as a partnership may designate a "tax matters partner," as such term is defined in
Section 6231(a) (7) of the Code. The Servicer may, at its expense, retain such outside assistance as it deems necessary in the performance of its obligations under this paragraph.

                  Each of the Holders of the Certificates, by acceptance thereof, agrees to file tax returns consistent with and in accordance with any elections, decisions or other reports made or filed with regard to federal, state or local taxes on behalf of the Trust. The Servicer, as the tax matters person and as agent for the Residual Certificateholders, shall represent the Trust in connection with all examinations of the Trust's affairs by tax authorities, including resulting administrative and judicial proceedings. Each of the Holders of the Certificates, by acceptance thereof, agrees to cooperate with the Servicer in such matters and to do or refrain from doing any or all things reasonably required by the Servicer to conduct such proceedings, provided that no such action shall be required by the Servicer of any Certificateholder that would entail unnecessary or unreasonable expenses for such Certificateholder in the performance of such action.

                  The Residual Certificateholders shall pay, on behalf of the Lower-Tier REMIC or the Upper-Tier REMIC, as the case may be, in which it has an interest, any foreign, federal, state or local income, property, excise, sales, receipts or any other similar or related taxes or charges which may be imposed upon the Trust or any REMIC held by the Trust or otherwise and shall, to the extent provided in Section 10.06, be entitled to be reimbursed out of the Certificate Account or, if such tax or charge results from a failure by the Company or any Servicer to comply with the provisions of Section 2.04 or this
Section 6.06, the Company or such Servicer, as the case may be, shall indemnify the Residual Certificateholders for the payment of any such tax or charge. The Trustee shall be entitled to withhold from amounts otherwise




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distributable to the Residual Certificateholders any taxes or charges payable by the Residual Certificateholders hereunder.

                  In the event any  Residual  Certificate  is  transferred  to a
"disqualified organization," within the meaning of Section 860E(e)(5) of the Code (including any Person described in Section 860E(e)(3) or (6) of the Code), pursuant to Section 860D(a)(6)(B) of the Code the Servicer, as agent for the Residual Certificateholders, shall provide to the Internal Revenue Service and the persons specified in sections 860E(e)(3) and (6) of the Code all information necessary for the application of Section 860E(e) and any other applicable provision of the Code with respect to the transfer of the Certificate to such a disqualified organization, including, without limitation, a computation showing the present value of the total anticipated excess inclusions with respect to such Residual Certificate for periods after the transfer as defined in the REMIC Provisions. In addition, to the extent required by the REMIC Provisions, the Company shall, upon the written request of persons designated in Section 860E(e)(3) of the Code, furnish to such requesting party and the Internal Revenue Service information sufficient to compute the present value of anticipated excess inclusions within 60 days of the receipt of such written request.

                  In performing its duties under this Section, the Servicer, and, if different, the tax matters person, shall be entitled to rely on qualified experts retained by the Servicer or the Trustee to provide all returns, reports, computations and notices required under this Section. In addition, the Servicer and, if different, the tax matters person, in performing their duties under this Section, may rely on proposed regulations of the United States Department of the Treasury.


                                   ARTICLE VII

                                SERVICE TRANSFER

                  SECTION 7.01. Event of Termination. "Event of Termination" means the occurrence of any of the following:

                  (a) Any failure by the Servicer to make any deposit into the Certificate Account required to be made hereunder and the continuance of such failure for a period of five Business Days after the Servicer has become aware, or should have become aware, that such deposit was required;

                  (b) Failure on the Servicer's part to observe or perform in any material respect any covenant or agreement in this Agreement (other than a covenant or agreement which is elsewhere in this Section specifically dealt with) which continues unremedied for 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Trustee or to the Servicer and the Trustee by Holders of Senior Certificates, Class A-6 Certificates and Class B




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Certificates evidencing,  as to any such Class, Percentage Interests aggregating not less than 25%;

                  (c) Any assignment by the Servicer of its duties hereunder, except as specifically permitted hereunder, or any attempt to make such an assignment;

                  (d) A court or other governmental authority having jurisdiction in the premises shall have entered a decree or order for relief in respect of the Servicer in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Servicer, as the case may be, or for any substantial liquidation of its affairs, and such order remains undischarged and unstayed for at least 60 days;

                  (e) The Servicer shall have commenced a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or shall have consented to the entry of an order for relief in an involuntary case under any such law, or shall have consented to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian or sequestrator (or other similar official) of the Servicer or for any substantial part of its property, or shall have made any general assignment for the benefit of its creditors, or shall have failed to, or admitted in writing its inability to, pay its debts as they become due, or shall have taken any corporate action in furtherance of the foregoing; or

                  (f) The failure of the Servicer to be an Eligible Servicer.

                  SECTION 7.02. Transfer. (a) If an Event of Termination has occurred and is continuing, either the Trustee or Certificateholders with aggregate Percentage Interests representing more than 50% of the Trust, by notice in writing to the Servicer (and to the Trustee if given by the Certificateholders) may terminate all (but not less than all) of the Servicer's management, administrative, custodial, servicing and collection functions (such termination being herein called a "Service Transfer"). On receipt of such notice (or, if later, on a date designated therein), or upon resignation of the Servicer in accordance with Section 12.01, all authority and power of the Servicer under this Agreement, whether with respect to the Contracts, the Servicing Files or otherwise, shall pass to and be vested in the Trustee pursuant to and under this Section 7.02; and, without limitation, the Trustee is authorized and empowered to execute and deliver on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments (including, without limitation, documents required to make the Trustee or a successor servicer the sole lienholder or legal title holder of record of each Manufactured Home) and to do any and all acts or things necessary or appropriate to effect the purposes of such notice of termination. Each of the




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Company and the Servicer  agrees to cooperate  with the Trustee in effecting the termination of the responsibilities and rights of the Servicer hereunder, including, without limitation, the transfer to the Trustee for administration by it of all cash amounts which shall at the time be held by the Servicer for deposit, or have been deposited by the Servicer, in the Certificate Account, or for its own account in connection with its services hereafter or thereafter received with respect to the Contracts and the execution of any documents required to make the Trustee or a successor servicer the sole lienholder or legal title holder of record in respect of each Manufactured Home. The Servicer shall be entitled to receive any other amounts which are payable to the Servicer under the Agreement, at the time of the termination of its activities as Servicer. The Servicer shall transfer to the new servicer (i) the Servicer's records relating to the Contracts in such electronic form as the new servicer may reasonably request and (ii) any Contracts and Servicing Files in the Servicer's possession.

                  SECTION 7.03. Trustee to Act; Appointment of Successor. On and after the time the Servicer receives a notice of termination pursuant to Section
7.02 or the resignation of the Servicer in accordance with Section 12.01, the Trustee shall be the successor in all respects to the Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof and the Servicer shall be relieved of such responsibilities, duties and liabilities arising after such Service Transfer; provided, however, that (i) the Trustee will not assume any obligations of the Company pursuant to Sections 3.04 and
3.05 and (ii) the Trustee shall not be liable for any acts or omissions of the Servicer occurring prior to such Service Transfer or for an breach by the Servicer of any of its obligations contained herein or in any related document or agreement. As compensation therefor, the Trustee shall be entitled to receive reasonable compensation out of the Monthly Servicing Fee. Notwithstanding the above, the Trustee may, if it shall be unwilling so to act, or shall, if it is legally unable so to act, appoint, or petition a court of competent jurisdiction to appoint, an Eligible Servicer as the successor to the Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder. Pending appointment of a successor to the Servicer hereunder, unless the Trustee is prohibited by law from so acting, the Trustee shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Contracts as it and such successor shall agree; provided, however, that no such monthly compensation shall, without the written consent of 100% of the Certificateholders, exceed the Monthly Servicing Fee. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

                  SECTION 7.04. Notification to Certificateholders.




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(a) Promptly following the occurrence of any Event of Termination,  the Servicer shall give written notice thereof to the Trustee, the Company, the Seller, __________, __________ and the Certificateholders at their respective addresses appearing on the Certificate Register.

                  (b) Within ten days following any termination or appointment of a successor to the Servicer pursuant to this Article VII, the Trustee shall give written notice thereof to the Company,. the Seller, ___________, __________ and the Certificateholders at their respective addresses appearing on the Certificate Register.

                  (c) The Trustee shall give written notice to ______ and _____ at least 30 days prior (or two Business Days after the Trustee receives notice if less than 30 days prior) to the date upon which any Eligible Servicer (other than the Trustee) is to assume the responsibilities of Servicer pursuant to
Section 7.03, naming such successor Servicer.

                  SECTION 7.05. Effect of Transfer. (a) After the Service Transfer, the Trustee or new Servicer may notify Obligors to make payments directly to the new Servicer that are due under the Contracts after the effective date of the Service Transfer.

                  (b) After the Service Transfer, the replaced Servicer shall have no further obligations with respect to the management, administration, servicing or collection of the Contracts and the new Servicer shall have all of such obligations, except that the replaced Servicer will transmit or cause to be transmitted directly to the new Servicer for its own account, promptly on receipt and in the same form in which received, any amounts (properly endorsed where required for the new Servicer to collect them) received as payments upon or otherwise in connection with the Contracts.

                  (c) A Service Transfer shall not affect the rights and duties of the parties hereunder (including, but not limited to, the indemnities of the Servicer and the Company pursuant to Article X and Sections 3.04, 3.05, 11.06 and 11.11(f)) other than those relating to the management, administration, servicing or collection of the Contracts.

                                  ARTICLE VIII

                                    PAYMENTS

                  SECTION 8.01. Monthly Payments. (a) Subject to the terms of this Article VIII, each Holder of a Certificate as of a Record Date shall be paid on the next succeeding Remittance Date by check mailed to such Certificateholder at the address for such Certificateholder appearing on the Certificate Register (or, if such Certificateholder holds Certificates with an aggregate Percentage Interest of at least 10% in the related Class and so requests, by wire transfer pursuant to instructions delivered to the Trustee at least ten days prior to such Remittance Date), the




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sum  equal  to  such  Certificateholder's  Percentage  Interest  of the  related
Distribution Amount. Final payment of any Certificate shall be made only upon presentation of such Certificate at the office or agency of the Paying Agent.

                  (b) Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, which shall credit the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents. All such credits and disbursements with respect to a Book-Entry Certificate are to be made by the Depository and the Depository Participants in accordance with the provisions of the Book Entry Certificates. Neither the Trustee, the Certificate Registrar, the Seller, the Company nor the Servicer shall have any responsibility therefor or for any required withholdings, except as otherwise provided by applicable law. To the extent applicable and not contrary to the rules of the Depository, the Trustee shall comply with the provisions of the forms of the Senior, Class A-6 and Class B-1 Certificates as set forth in Exhibits A-1, A-2, A-3, A-4, A-5, A-6 and B-1 hereto.

                  (c) The Trustee shall either act as the paying agent or shall appoint an Eligible Institution to be the paying agent (in either case, the "Paying Agent") and cause it to make the payments to the Certificateholders required hereunder. The Trustee shall initially act as Paying Agent. The Trustee shall require the Paying Agent (if other than the Trustee) to agree in writing that all amounts held by the Paying Agent for payment hereunder will be held in trust for the benefit of the Certificateholders and that it will notify the Trustee of any failure by the Servicer to make funds available to the Paying Agent for the payment of amounts due on the Certificates.

                  SECTION 8.02. Permitted Withdrawals from the Certificate Account. The Trustee may, from time to time as provided herein, make withdrawals from the Certificate Account of amounts deposited in said account pursuant to
Section 5.05 that are attributable to the Contracts for the following purposes:

                  (a) to make payments in the amounts and in the manner provided for in Section 8.03;

                  (b) to pay to the Company with respect to each Contract or property acquired in respect thereof that has been repurchased or replaced pursuant to Section 3.05, all amounts received thereon and not required to be distributed to Certificateholders as of the date on which the related Scheduled Principal Balance or Repurchase Price is determined;




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                  (c) to reimburse the Servicer (i) out of Liquidation  Proceeds for Liquidation Expenses incurred by it, to the extent such reimbursement is permitted pursuant to Sections 5.08 and 5.13, (ii) for Delinquency Advances out of collections (other than Liquidation Proceeds) on the related Contract, (iii) for Servicing Advances as provided in the last sentence of Section 5.13(b) and
(iv) for any Nonrecoverable Delinquency Advances first, from collections including Liquidation Proceeds from the related Contract and then, if such amounts are not sufficient to reimburse the Servicer, from the Contracts generally;

                  (d) to withdraw any amount deposited in the Certificate Account that was not required to be deposited therein; or

                  (e) to make any rebates or adjustments deemed necessary by the Servicer pursuant to Section 5.06(d).

                  Since, in connection with withdrawals pursuant to clause (b), the Company's entitlement thereto is limited to collections or other recoveries on the related Contract, the Servicer shall keep and maintain separate accounting, on a Contract by Contract basis, for the purpose of justifying any withdrawal from the Certificate Account pursuant to such clause.

                  SECTION 8.03. Payments. (a) On each Remittance Date the Trustee shall withdraw the Amount Available (as determined on the immediately preceding Determination Date, and after taking into account all Delinquency Advances made by the Servicer on such Remittance Date) from the Certificate Account and apply such funds to make payment in the following order of priority:

                  1. if neither the Company nor a wholly owned subsidiary of the Company is the Servicer, to pay the Monthly Servicing fee and any other compensation owed to the Servicer pursuant to Section 7.02;

                  2. to pay the Senior Interest Distribution Amount as follows:

                  (i) the amount in clause (i) of the definition of Senior Interest Distribution Amount to the Class A-1 Certificateholders; the amount in clause (ii) of the definition of Senior Interest Distribution Amount to the Class A-2 Certificateholders; the amount in clause (iii) of the definition of Senior Distribution Amount to the Class A-3 Certificateholders; the amount in clause (iv) of the definition of Senior Distribution Amount to the Class A-4 Certificateholders; the amount in clause
                            (v) of the definition of Senior Distribution Amount to the Class A-5 Certificateholders, or, if the Amount Available is less than the sum of the amounts specified in this clause




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                            (i),  pro rata to each Class of Senior  Certificates
                            based on the amount of interest payable pursuant to this clause (i);

                    (ii) the aggregate Unpaid Senior Interest Shortfall pro rata to each Class of Senior Certificates based on the Unpaid Senior Interest Shortfall of each such Class;

                  3. after  payment of the amounts  specified in clauses (1) and
         (2) above, the sum of (x) the excess of (a) the Senior Percentage of the Formula Principal Distribution Amount, over (b) the Class A OC Stepdown Funded Portion for such Remittance Date, (y) any portion of the amount described in clause (x) preceding which was due with respect to the related Class of Senior Certificates on prior Remittance Dates but which remains unpaid on such Remittance Date and (z) the Class B Principal Test Maintenance Amount for such Remittance Date, as follows, in the following order of priority:

                    (i) to the Class A-1 Certificateholders until the Class A-1 Principal Balance has been reduced to zero;

                   (ii) to the Class A-2 Certificateholders until the Class A-2 Principal Balance has been reduced to zero;

                  (iii) to the Class A-3 Certificateholders until the Class A-3 Principal Balance has been reduced to zero;

                   (iv) to the Class A-4 Certificateholders until the Class A-4 Principal Balance has been reduced to zero;

                    (v) to the Class A-5 Certificateholders until the Class A-5 Principal Balance has been reduced to zero;

                  4.       after payment of the amounts specified in clauses
         (1) - (3) above, to the Class A-6 Certificateholders as follows, in the following order of priority:

                    (i) the amount in clause (i) of the definition of Class A-6 Interest Distribution Amount;

                   (ii)     any Unpaid Class A-6 Interest Shortfall;

                  (iii) the sum of (x) the excess of (a) the Senior Percentage of the Formula Principal Distribution Amount over (b) the Class A OC Stepdown Funded Portion for such Remittance Date, (y) any portion of the amount described




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                            in clause (x)  preceding  which was due with respect
                            to the Class A-6 Certificates or prior Remittance Dates but which remains unpaid on such Remittance Date and (z) the Class B Principal Test Maintenance Amount for such Remittance Date to the Class A-6 Certificateholders, but in no event more than the Class A-6 Principal Balance;

                  5.       after payment of the amounts specified in clauses
         (1)-(4) above, to the Class B-1 Certificateholders as follows, in the following order of priority:

                    (i) the amount in clause (i) of the definition of Class B-1 Interest Distribution Amount;

                   (ii)     any Unpaid Class B-1 Interest Shortfall;

                  (iii) the sum of (x) the excess of (a) the Class B Percentage of the Formula Principal Distribution Amount over (b) the Class B OC Stepdown Funded Portion for such Remittance Date and (y) any portion of the amount described in clause (x) preceding which was due with respect to the Class B-2 Certificates on prior Remittance Dates but which remains unpaid on such Remittance Date to the Class B-1 Certificateholders, but in no event more than the Class B-1 Principal Balance;

                  6.       after payment of the amounts specified in clauses
         (1) - (5) above, to the Class B-2 Certificateholders as follows:

                    (i) the amount in clause (i) of the definition of Class B-2 Formula Distribution Amount;

                   (ii)     any Unpaid Class B-2 Interest Shortfall;

                  (iii) the sum of (x) the excess of (a) the Class B Percentage of the Formula Principal Distribution Amount over (b) the Class B OC Stepdown Funded Portion for such Remittance Date and (y) any portion of the amount described in clause (x) preceding which was due with respect to the Class B-2 Certificates on prior Remittance Dates but which remains unpaid on such Remittance Date to the Class B-2 Certificateholders but in no event more than the Class B-2 Principal Balance;

                  7. after payment of the amounts specified in clauses (2)-(6) above, if the Company or a wholly-owned subsidiary of the Company is the Servicer, to pay the Monthly Servicing Fee




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         and any other  compensation  owed to the  Servicer  pursuant to Section
         7.02;

                  8. after payment of the amounts specified in clauses (1) - (7) above, to the Servicer, the lesser of (x) the net investment earnings earned on amounts in the Certificate Account during the prior Collection Period and (y) the amount then on deposit in the Certificate Account;

                  9. after payment of the amounts specified in clauses (1)-(8) above, to reimburse the Residual Certificateholders for expenses incurred by and reimbursable to them pursuant to Section 10.06;

                  10. after payment of the amounts specified in clauses (1)-(9) above, to the Class C Certificateholders, the Class C Distribution Amount;

                  11. after payment of the amounts specified in clauses (1)-(10) above, and if the Class B-2 Principal Balance has been reduced to zero, to the Class C Certificateholders, the Overcollateralization Reduction Amount for such Remittance Date;

                  12. any remaining funds shall be paid to the Residual Certificateholders.

                  (b) If the applicable Monthly Report indicates that a Class A-6 Interest Deficiency Amount, a Class B-1 Interest Deficiency Amount and/or a Class B-2 Interest Deficiency Amount will occur on such Remittance Date, the Trustee shall, after distribution of the Amount Available pursuant to Section 8.03(a), apply from the Amount Held For Future Distribution on deposit in the Certificate Account on such date, an amount equal to the Class A-6 Interest Deficiency Amount, the Class B-1 Interest Deficiency Amount and the Class B-2 Interest Deficiency Amount (or the amount of such funds representing the Amount Held For Future Distribution in the Certificate Account, if less) and distribute such amount, first to the Class A-6 Certificateholders up to the amount of the Class A-6 Interest Deficiency Amount (pro rata, if such funds are less than the Class A-6 Interest Deficiency Amount), if any, then to the Class B-1 Certificateholders up to the amount of the Class B-1 Interest Deficiency Amount (pro rata, if such remaining funds are less than the Class B-1 Interest Deficiency Amount), and then to the Class B-2 Certificateholders up to the amount of the Class B-2 Interest Deficiency Amount (pro rata, if such remaining funds are less than the Class B-2 Interest Deficiency Amount).

                  (c) If, on any Remittance Date prior to the Class A-5 Principal Balance being reduced to zero, the Pool Scheduled Principal Balance at the close of business on the last day of the related Collection Period would be less than the sum of the Class A-1 Principal Balance, the Class A-2 Principal Balance, the Class A-3 Principal Balance, the Class A-4 Principal Balance and the




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Class A-5  Principal  Balance on such  Remittance  Date after  giving  effect to distributions of principal to be made on such date, then the Amount Available remaining after distribution of interest on the Senior Certificates will be distributed to the Classes of Senior Certificates on a pro rata basis as a distribution of the Senior Percentage of the Formula Principal Distribution Amount, and the amount of any shortfall being allocated pro rata among the
outstanding  Classes  of  Senior  Certificates,   based  upon  their  respective
outstanding Certificate Principal Balances.

                  (d) If the Trustee shall not have received the applicable Monthly Report by any Remittance Date, the Trustee shall distribute all funds then in the Certificate Account to Certificateholders in accordance with Section 8.03(a), to the extent of such funds, on such Remittance Date.


                                   ARTICLE IX

                                THE CERTIFICATES

                  SECTION 9.01. The Certificates. The Senior, the Class A-6, the Class B, the Class C and Residual Certificates shall be substantially in the forms set forth in Exhibits A-1, A-2, A-3, A-4, A-5, A-6, B-1, B-2, C, D-1 and D-2, respectively, and shall, on original issue, be authenticated by the Trustee to or upon the order of the Company.

                  The Senior, the Class A-6 and the Class B Certificates shall be evidenced by (i) one or more Class A-1 Certificates representing __________ initial aggregate principal balance, (ii) one or more Class A-2 Certificates; representing __________ initial aggregate principal balance, (iii) one or more Class A-3 Certificates representing __________ initial aggregate principal balance, (iv) one or more Class A-4 Certificates representing __________ initial aggregate principal balance, (v) one or more Class A-5 Certificates, representing __________ initial aggregate principal balance, (vi) one or more Class A-6 Certificates, representing _________ initial aggregate principal balance, (vii) one or more Class B-1 Certificates, representing __________ initial aggregate principal balance, and (viii) one or more Class B-2 Certificates _________ initial aggregate principal balance, beneficial ownership of such Classes of Certificates (other than the Class B-2 Certificates) to be held through Book-Entry Certificates in minimum dollar denominations of $1,000 and integral dollar multiples of $1,000 in excess thereof. The Class B-2 Certificates shall be issuable in physical form in minimum denominations of $1,000 and integral multiples of $1,000, except that one Class B-2 Certificate may be issued in a denomination representing the remainder of the Original Class B-2 Principal Balance. The Class B-2 Certificates shall initially be registered in the name of the Seller. The Class C, Class RL and Class RU Certificates shall be issuable in Percentage Interests and shall be




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evidenced by a single  Certificate of each such Class issued on the Closing Date directed by the Company.

                  The Certificates shall be executed by manual signature on behalf of the Trustee by a duly authorized Responsible Officer or authorized signatory. Certificates bearing the signatures of individuals who were at any time the proper officers of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the execution and delivery of such Certificate or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless such Certificate has been executed by manual signature in accordance with this Section, and such signature upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly executed and delivered hereunder. All Certificates shall be dated the date of their execution, except for those Certificates executed on the Closing Date, which shall be dated the Closing Date.

                  SECTION 9.02. Registration of Transfer and Exchange of Certificates. (a) The Trustee shall keep at the office or agency to be maintained in accordance with Section 12.02 a "Certificate Register" in which the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee initially appoints itself to be the "Certificate Registrar" and transfer agent for the purpose of registering Certificates and transfers and exchanges of Certificates as provided herein. The Trustee will give prompt written notice to Certificateholders and the Servicer of any change in the Certificate Registrar.

                  (b) (1) Subject to clauses (2) and (3) below, no transfer of a Class B-2, Class C Certificate or a Residual Certificate shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933 (the "Act"), as amended, and any applicable state securities laws or is made in accordance with the Act and laws. In the event that any such transfer is to be made, (A) the Company may require a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Company that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the Act and laws or is being made pursuant to the Act and laws, which Opinion of Counsel shall not be an expense of the Trustee or the Company, and (B) the Trustee shall require the transferee to execute an investment letter substantially in the form of Exhibit K attached hereto, which investment letter shall not be an expense of the Trustee or the Company. The Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Company and the Certificate Registrar against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws. The Company shall provide to any Holder of a Class B-2, Class C or Residual Certificateholder and any prospective




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transferee  designated  by any such Holder,  information  regarding  the related
Certificates and the Contracts and such other information as shall be necessary to satisfy the condition to eligibility set forth in Rule 144A(d)(4) for the transfer of any such Certificate without registration thereof under the Securities Act pursuant to the registration exemption provided by Rule 144A. The Trustee and the Servicer (if different from the Company) shall cooperate with the Company in providing the Rule 144A information referenced in the preceding sentence, including providing to the Company such information regarding the Certificates, the Contracts and other matters regarding the Trust as the Company shall reasonably request to meet its obligation under the preceding sentence.

                           (2)  No transfer of a Class A-6, Class B-1, Class B-
2, Class C or a Residual Certificate or any interest therein shall be made to any employee benefit plan, trust or account that is subject to ERISA, or that is described in Section 4975(e)(1) of the Code (each, a "Plan"), unless the prospective transferee of a Certificate or interest therein provides the Servicer, the Company and the Trustee with a benefit plan affidavit in the form attached to the representation letter.

                           (3)  Notwithstanding anything to the contrary
contained herein, (A) no Residual Certificate, nor any interest therein, shall be transferred, sold or otherwise disposed of to a "disqualified organization," within the meaning of Section 860E(e)(5) of the Code, including any agent for, or any pass-through entity an interest is owned by, a disqualified organization (a "Disqualified Organization"), including, but not limited to, (i) the United States, a state or political subdivision thereof, a foreign government, an international organization or an agency or instrumentality of any of the foregoing, (ii) an organization (other than a cooperative described in Section 521 of the Code) which is exempt from the taxes imposed by Chapter 1 of the Code and not subject to the tax imposed on unrelated business income by Section 511 of the Code, or (iii) a cooperative described in Section 1381(a)(2)(C) of the Code, and (B) prior to any registration of any transfer, sale or other disposition of such Residual Certificate, the proposed transferee shall deliver to the Trustee, under penalties of perjury, an affidavit that such transferee is not a Disqualified Organization, with respect to which the Trustee shall have no actual knowledge that such affidavit is false, and the transferor and the proposed transferee shall each deliver for the Trustee an affidavit with respect to any other information reasonably required by the Trustee pursuant to the REMIC Provisions, including, without limitation, information regarding the transfer of noneconomic residual interests and transfers of any residual interest to or by a foreign person; provided, however, that, upon the delivery to the Trustee of an Opinion of Counsel, in form and substance satisfactory to the Trustee and rendered by Independent counsel, to the effect that the beneficial ownership of such Residual Certificate by any Disqualified Organization will not result in the imposition of federal income tax upon the Trust or any Certificateholder or any




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other person or otherwise  adversely  affect the status of any REMIC held by the
Trust as a REMIC, the foregoing prohibition on transfers, sales and other dispositions, as well as the foregoing requirement to deliver a certificate prior to any registration thereof, shall, with respect to such Disqualified Organization, terminate. Notwithstanding any transfer, sale or other disposition
of  a  Residual  Certificate,   or  any  interest  therein,  to  a  Disqualified
Organization or the registration thereof in the Certificate Register, such transfer, sale or other disposition and any registration thereof, unless accompanied by the Opinion of Counsel described in the preceding sentence, shall be deemed to be void and of no legal force or effect whatsoever and such Disqualified Organization shall be deemed to not be a Residual Certificateholder for any purpose hereunder, including, but not limited to, the receipt of distributions on such Residual Certificate, and shall be deemed to have no
interest    whatsoever   in   such   Residual    Certificate.    Each   Residual
Certificateholder, by its acceptance thereof, shall be deemed for all purposes to have consented to the provisions of this Section 9.02(b)(3).

                           (4)  Any transfer, sale or other disposition not in
compliance with the provisions of this Section 9.02(b) shall be deemed to be void and of no legal force or effect whatsoever and such transferee shall be deemed to not be the Certificateholder for any purpose hereunder, including, but not limited to, the receipt of distributions on the Certificate, and shall be deemed to have no interest whatsoever in the Certificate.

                  (c) At the option of a Certificateholder, Certificates may be exchanged for other Certificates of the same Class, in authorized denominations of a like aggregate original denomination, upon surrender of such Certificates to be exchanged at such office. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall be duly endorsed by, or shall be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder thereof or his or her attorney duly authorized in writing.

                  (d) Except as provided in paragraph (e) below the Book-Entry Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times: (i) registration of the Senior, Class A-6 and Class B-1 Certificates may not be transferred by the Trustee except to another Depository; (ii) the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Senior, Class A-6 and Class B-1 Certificates; (iii) ownership and transfers of registration of the Senior, Class A-6 and Class B-1 Certificates on the books of the Depository shall be governed by applicable rules established by the Depository; (iv) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (v) the Trustee




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shall  deal  with  the   Depository,   Depository   Participants   and  indirect
participating firms as representatives of the Certificate Owners of the Senior, Class A-6 and Class B-1 Certificates for purposes of exercising the rights of Holders under this Agreement, and requests and directions for and votes of such representatives shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; and (vi) the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with
respect  to  its  Depository   Participants  and  furnished  by  the  Depository
Participants with respect to indirect participating firms and persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

                  All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each
Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

                  (e) If (x) (i) the Company or the Depository advises the Trustee in writing that the Depository is no longer willing or able properly to discharge its responsibilities as Depository and (ii) the Trustee or Company is unable to locate a qualified successor or (y) the Company at its sole option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of definitive, fully registered Senior Certificates, Class A-6 Certificates or Class B-1 Certificates (the "Definitive Certificates") to Certificate Owners requesting the same. Upon surrender to the Trustee of the Senior Certificates, Class A-6 Certificates or Class B-1 Certificates by the Depository, accompanied by registration instructions from the Depository for registration, the Trustee shall issue the Definitive Certificates. Neither the Company nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Depository shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable with respect to such Definitive Certificates and the Trustee shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

                  (f) On or prior to the Closing Date, there shall be delivered to the Depository one Class A-1 Certificate, one Class A-2 Certificate, one Class A-3 Certificate, one Class A-4 Certificate, one Class A-5 Certificate, one Class A-6 Certificate, and one Class B-1 Certificate, each in registered form registered in the name of the Depository's nominee, Cede & Co., the total face amount of which represents 100% of the Original Class A-1 Principal




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Balance,  the Original  Class A-2  Principal  Balance,  the  Original  Class A-3
Principal Balance, the Original Class A-4 Principal Balance, the Original Class A-5 Principal Balance, the Original Class A-6 Principal Balance, and the Original Class B-1 Principal Balance, respectively. Each such Senior, Class A-6 or Class B-1 Certificate registered in the name of the Depositary's nominee shall bear the following legend:

                  "Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC") to Issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein."

                  SECTION 9.03. No Charge; Disposition of Void Certificates. No service charge shall be made to a Certificateholder for any transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates. All Certificates surrendered for transfer and exchange shall be disposed of in a manner approved by the Trustee.

                  SECTION 9.04. Mutilated, Destroyed, Lost or Stolen Certificates. If (a) any mutilated Certificate is surrendered to the Certificate Registrar, or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (b) there is delivered to the Certificate Registrar and the Trustee such security or indemnity as may be required by each to save it harmless, then in the absence of notice to the Certificate Registrar or the Trustee that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and original denomination. Upon the issuance of any new Certificate under this Section 9.04, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith. Any duplicate Certificate issued pursuant to this Section 9.04 shall constitute complete and indefeasible evidence of ownership of the Percentage Interest, as if originally issued, whether or not the mutilated, destroyed, lost or stolen Certificate shall be found at any time.

                  SECTION 9.05. Persons Deemed Owners. Prior to due presentation of a Certificate for registration of transfer, the Servicer, the Company, the Trustee, the Paying Agent and the Certificate Registrar may treat such person in whose name any




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



Certificate in registered as the owner of such Certificate for the purpose of receiving remittances pursuant to Section 8.01 and for all other purposes whatsoever, and none of the Servicer, the Company, the Trustee, the Certificate Registrar, the Paying Agent or any agent of the Servicer, the Company, the Trustee, the Paying Agent or the Certificate Registrar shall be affected by notice to the contrary.

                  SECTION 9.06. Access to List of Certificateholders' Names and Addresses. The Certificate Registrar will furnish to the Trustee and the Servicer, within five days after receipt by the Certificate Registrar of a request therefor from the Trustee in writing a list, in such form as the Trustee may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date. If Holders of Certificates evidencing, as to any Class, Percentage Interests representing 25% or more (hereinafter referred to an "Applicants") apply in writing to the Trustee, and such application states that the Applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such Applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, afford such Applicants access during normal business hours to the most recent list of Certificateholders held by the Trustee. If such list is as of a date more than 90 days prior to the date of receipt of such Applicants' request, the Trustee shall promptly request from the Certificate Registrar a current list as provided above, and shall afford such Applicants access to such list promptly upon receipt. Every Certificateholder, by receiving and holding a Certificate, agrees with the Certificate Registrar and the Trustee that none of the Company, the Certificate Registrar or the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders hereunder, regardless of the source from which such information was derived.

                  SECTION 9.07. Authenticating Agents. The Trustee may appoint one or more Authenticating Agents with power to act on its behalf and subject to its direction in the execution and delivery of the Certificates. For all purposes of this Agreement, the execution and delivery of Certificates by the Authenticating Agent pursuant to this Section shall be deemed to be the execution and delivery of Certificates "by the Trustee."


                                    ARTICLE X

                                   INDEMNITIES

                  SECTION 10.01. Company's Indemnities. The Company will defend and indemnify the Trust, the Trustee (including the Paying Agent and any other agents of the Trustee) and the Certificate- holders against any and all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of




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counsel and expenses of litigation of any third-party  claims (i) arising out of or resulting from the origination of any Contract (including, but not limited to, truth in lending requirements) or the servicing of such Contract prior to its transfer to the Trust (but only to the extent such cost, expense, loss, damage, claim or liability is not provided for by the Company's repurchase of such Contract pursuant to Section 3.05) or (ii) arising out of or resulting from the use or ownership of any Manufactured Homes by the Company or the Servicer or any Affiliate of either. Notwithstanding any other provision of this Agreement, the obligation of the Company under this Section shall not terminate upon a Service Transfer pursuant to Article VII, except that the obligation of the Company under this Section shall not relate to the actions of any subsequent Servicer after a Service Transfer.

                  SECTION 10.02. Liabilities to Obligors. No obligation or liability to any Obligor under any of the Contracts is intended to be assumed by the Trust, the Certificateholders under or as a result of this Agreement and the transactions contemplated hereby and, to the maximum extent permitted and valid under mandatory provisions of law, the Trustee, the Trust, the Certificateholders expressly disclaim such assumption.

                  SECTION 10.03. Tax Indemnification. The Company agrees to pay, and to indemnify, defend and hold harmless the Trust, the Trustee (including the Paying Agent and any other agents of the Trustee), and the Certificateholders from, any taxes which may at any time be asserted with respect to, and as of the date of, the transfer of the Contracts to the Trust, including, without limitation, any sales, gross receipts, general corporation, personal property, privilege or license taxes (but not including any federal, state or other taxes arising out of the creation of the Trust and the issuance of the Certificates), any tax imposed on the Trust as a result of the Company's repurchase of any Contract pursuant to Section 3.05(c), and costs, expenses and reasonable counsel fees in defending against the same, whether arising by reason of the acts to be performed by the Company, the Servicer or the Trustee under this Agreement or imposed against the Trust, a Certificateholder or otherwise.

                  SECTION 10.04. Servicer's Indemnities. The Servicer shall defend and indemnify the Trust, the Trustee (the Paying Agent and any other agents of the Trustee), the Certificateholders against any and all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel and expenses of litigation, in respect of any action taken or omitted to be taken by the Servicer with respect to any Contract. This indemnity shall survive any Service Transfer (but the original Servicer's obligations under this Section 10.04 shall not relate to any actions of any subsequent Servicer after a Service Transfer) and any payment of the amount owing under, or any repurchase by the Company of, any such Contract.





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                  SECTION 10.05. Operation of Indemnities. Indemnification under this Article shall include, without limitation, reasonable fees and expenses of counsel in connection with the administration of the trusts hereunder and expenses of litigation (including litigation of claims by third parties). If the Company or the Servicer has made any indemnity payments to the Trustee pursuant to this Article and the Trustee thereafter collects any of such amounts from others, the Trust will repay such amounts collected to the Company or the Servicer, as the case may be, without interest.

                  SECTION 10.06. REMIC Tax Matters. If Residual Certificateholders, pursuant to Section 6.06, pay any taxes or charges imposed upon any REMIC held by the Trust as a REMIC or otherwise, such taxes or charges, except to the extent set forth in the following proviso, shall be expenses and costs of the Trust and the Residual Certificateholders shall be entitled to be reimbursed therefor out of the Certificate Account as provided in Section 8.03; provided, however, that any such taxes or charges shall not be expenses or costs of the Trust, nor will the Residual Certificateholders be entitled to reimbursement therefor out of the Certificate Account, if and to the extent that such taxes or charges resulted from a failure by the Company, the Trustee or any Servicer to comply with the provisions of Section 2.04.


                                   ARTICLE XI

                                   THE TRUSTEE

                  SECTION 11.01. Duties of Trustee. The Trustee, prior to the occurrence of an Event of Termination and after the curing of all Events of Termination which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. If an Event of Termination has occurred (which has not been cured), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

                  Subject to Section 11.03, no provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own misconduct; provided, however, that:

                  (a) Prior to the occurrence of an Event of Termination, and after the curing of all such Events of Termination which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith




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on the part of the Trustee,  the Trustee may conclusively  rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement;

                  (b) The Trustee shall not be liable for an error of judgment made in good faith by a Responsible Officer of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                  (c) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Certificateholders with aggregate Percentage Interests representing 25% or more of the Trust relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement; and

                  (d) The Trustee shall not be charged with knowledge of any event referred to in Section 7.01 unless a Responsible Officer of the Trustee at the Corporate Trust Office obtains actual knowledge of such event or the Trustee receives written notice of such event from the Servicer or the Holders of Certificates evidencing, as to any Class, Percentage Interests representing 25% or more.

                  None of the provisions contained in this Agreement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Company or the Servicer under this Agreement, except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Servicer in accordance with the terms of this Agreement. The Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                  SECTION 11.02. Certain Matters Affecting the Trustee. Except as otherwise provided in Section 11.01:

                  (a) The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of a Servicing Officer, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (b) The Trustee may consult with counsel of its selection and any opinion or advice of such counsel shall be full




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and  complete  authorization  and  protection  in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such opinion or advice of counsel;

                  (c) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation hereunder or in relation hereto, at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; provided, however, that nothing contained herein shall relieve the Trustee of the obligations, upon the occurrence of an Event of Termination (which has not been cured), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs;

                  (d) Prior to the occurrence of an Event of Termination and after the curing of all Events of Termination which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates evidencing, as to any Class, Percentage Interests representing 25% or more; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such cost, expense or liability as a condition to so proceeding. The reasonable expense of every such examination shall be paid by the Servicer or, if paid by the Trustee, shall be reimbursed by the Servicer upon demand; and

                  (e) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian and shall not be liable for any acts or omissions of such agents, attorneys or custodians if appointed by it with due care hereunder.

                  SECTION 11.03. Trustee Not Liable for Certificates or Contracts. The Trustee assumes no responsibility for the correctness of the recitals contained herein, or in the Certificates (other than the Trustee's execution thereof). The Trustee makes no representations as to the validity or sufficiency of this Agreement, of the Certificates (either than its execution thereof) or of any Contract, Contract File or related document. The Trustee shall not be accountable for the use or application by the Servicer or the Company of funds paid to the Seller in consideration of conveyance of the Contracts to the Trust by the




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Seller  or  deposited  into or  withdrawn  from the  Collection  Account  by the
Servicer.

                  SECTION 11.04. Rights of Certificateholders to Direct Trustee and to Waive Event of Termination. The Majority Holders shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee; provided, however, that, subject to Section 11.01, the Trustee shall have the right to decline to follow any such direction if the Trustee being advised by counsel determines that the action so directed may not lawfully be taken, or if the Trustee in good faith shall, by a Responsible Officer or officers of the Trustee, determine that the proceedings so directed would be illegal or involve it in personal liability or be unduly prejudicial to the rights of Certificateholders not parties to such direction; and provided, further, that nothing in this Agreement shall impair the right of the Trustee to take any action deemed proper by, the Trustee and which is not inconsistent with such direction by the Certificateholders. In addition, the Majority Holders may on behalf of Certificateholders waive any past Event of Termination hereunder and its consequences, except a default in respect of a covenant or provision hereof which under Section 12.07 cannot be modified or amended without the consent of all Certificateholders, and upon any such waiver, such Event of Termination shall cease to exist and shall be deemed to have been cured for every purpose of this Agreement; but no such waiver shall extend to any subsequent or other Event of Termination or impair any right consequent thereon.

                  SECTION 11.05. The Servicer to Pay Trustee's Fees and Expenses. The Servicer agrees:

                  (a) to pay to the Trustee reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                  (b) except as otherwise expressly provided herein, to reimburse the Trustee, to the extent requested by the Trustee, for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Agreement (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

                  (c) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust and its duties hereunder, including the costs and expenses of defending itself against any claim or liability (including any claim by a




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third party, or otherwise) in connection with the exercise or performance of any of its powers or duties hereunder.

                  All such payments by the Servicer shall be made from its own funds. The covenants in this Section 11.05 shall be for the benefit of the Trustee in its capacities as Trustee, Paying Agent and Certificate Registrar hereunder, and shall survive the termination of this Agreement.

                  SECTION 11.06. Eligibility Requirements for Trustee. The Trustee hereunder shall at all times be a financial institution organized and doing business under the laws of the United States of America or any State, authorized under such laws to exercise corporate trust powers and a Title I approved lender pursuant to FHA Regulations, and shall have a combined capital and surplus of at least $50,000,000 or shall be a member of a bank holding system the aggregate combined capital and surplus of which is $50,000,000, provided that the Trustee's separate capital and surplus shall at all times be at least the amount required by Section 310(a)(2) of the Trust Indenture Act of 1939, as amended. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of a supervising or examining authority, then for the purposes of this Section 11.06, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In addition, the Trustee shall at all times have a long-term deposit rating from ______ of at least Baa3 or as shall be otherwise acceptable to ______ and a rating from _____ (if rated by _____) of at least BBB- or as shall be otherwise acceptable to Fitch. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 11.06, the Trustee shall resign immediately in the manner and with the effect specified in Section 11.07.

                  SECTION 11.07. Resignation or Removal of Trustee. The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Servicer and the Company. A copy of any such notice shall be sent to Moody's and _____. Upon receiving such notice of resignation, the Company shall promptly appoint a successor Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to each of the Servicer and the Company and one copy to the successor Trustee. If no successor Trustee shall have been so appointed and shall have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

                  If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 11.06 and shall fail to resign after written request therefor by the Company or any Certificateholder, or if at any time the Trustee shall be legally unable to act, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or




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any  public  officer  shall  take  charge or  control  of the  Trustee or of its
property  or  affairs  for  the  purpose  of  rehabilitation,   conservation  or
liquidation, then the Company may remove the Trustee. If the Company shall have removed the Trustee under the authority of the immediately preceding sentence, the Company shall promptly appoint a successor Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor Trustee. If the Company shall not have appointed a successor Trustee, and such successor Trustee have accepted appointment, within 30 days after the Company's removal of the Trustee, then the Trustee being removed may petition any court of competent jurisdiction for the appointment of a successor Trustee.

                  Any resignation or removal of the Trustee and appointment of a successor Trustee pursuant to any of the provisions of this Section 11.07 shall not become effective until acceptance of appointment by the successor Trustee as provided in Section 11.08.

                  SECTION 11.08. Successor Trustee. Any successor Trustee appointed as provided in Section 11.07 shall execute, acknowledge and deliver to the Servicer, the Company and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee. The predecessor Trustee shall deliver or cause to be delivered to the successor Trustee the Contracts, Contract Files and any related documents and statements held by it hereunder; and the Servicer, the Company and the predecessor Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Trustee all such rights, powers, duties and obligations.

                  No successor Trustee shall accept appointment as provided in this Section 11.08 unless at the time of such acceptance such successor Trustee shall be eligible under the provisions of Section 11.06.

                  Upon acceptance of appointment by a successor Trustee as provided in this Section 11.08, the Servicer shall cause notice of the succession of such Trustee hereunder to be mailed to each Certificateholder at their addresses as shown in the Certificate Register. If the Servicer fails to mail such notice within ten days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be mailed at the expense of the Servicer.

                  SECTION 11.09. Merger or Consolidation of Trustee. Any Person into which the Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Trustee shall be




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a party, or any Person  succeeding to  substantially  all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such Person shall be eligible under the provisions of Section 11.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Trustee shall promptly notify ______ and _____ in the event it is a party to any merger, conversion or consolidation.

                  SECTION 11.10. Tax Returns. Initially, the Trustee shall prepare and file all tax returns applicable to the Trust and each REMIC held by the Trust and the Servicer shall furnish the Trustee with all such information as the Trustee may reasonably require in connection with preparing all tax returns of the Trust and the Trustee shall execute such returns.

                  SECTION 11.11. Obligor Claims. In connection with any offset defenses, or affirmative claims for recovery, asserted in legal actions brought by obligors under one or more Contracts based upon provisions therein complying with, or upon other rights or remedies arising from, any legal requirements applicable to the Contracts, including, without limitation, the Federal Trade Commission's Trade Regulation Rule Concerning Preservation of Consumers' Claims and Defenses (16 C.F.R. (S) 433) as amended from time to time:

                  (a) The Trustee is not, and shall not be deemed to be, either in any individual capacity, as trustee hereunder or otherwise, a creditor, or a joint venturer with or an Affiliate of, or acting in concert or cooperation with, any seller of home improvements, in the arrangement, origination or making of Contracts. The Trustee is the holder of the Contracts only as trustee on behalf of the Certificateholders, and not as a principal or in any individual or personal capacity;

                  (b)  The  Trustee  shall  not  be  personally  liable  for  or obligated to pay Obligors any affirmative claims asserted thereby, or responsible to Certificateholders for any offset defense amounts applied against Contract payments, pursuant to such legal actions;

                  (c) The Trustee will pay, solely from available Trust monies, affirmative claims for recovery by Obligors only pursuant to final judicial orders or judgments, or judicially approved settlement agreements, resulting from such legal actions;

                  (d) The Trustee will comply with judicial orders and judgments which require its actions or cooperation in connection with Obligors' legal actions to recover affirmative claims against Certificateholders.

                  (e)   The   Trustee   will    cooperate    with   and   assist
Certificateholders in their defense of legal actions by Obligors to recover affirmative claims if such cooperation and assistance is not contrary to the interests of the Trustee as a party to such




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legal  actions  and  if  the  Trustee  is  satisfactorily  indemnified  for  all liability, costs and expenses arising therefrom; and

                  (f) The Company hereby agrees to indemnify, hold harmless and defend the Trustee, Certificateholders from and against any and all liability, loss, costs and expenses (including the reasonable fees and disbursements of counsel) of the Trustee, Certificateholders resulting from any affirmative claims for recovery asserted or collected by Obligors under the Contracts. Notwithstanding any other provision of this Agreement, the obligation of the Company under this Section 11.11(f) shall not terminate upon a Service Transfer pursuant to Article VII.

                  SECTION 11.12. Appointment of Co-Trustee or Separate Trustee. The Company shall have the power from time to time to appoint one or more persons or corporations to act as co-trustees jointly with the Trustee, or as separate trustees, or as custodians, for the purpose of conforming to any legal requirement, restriction or condition (i) with respect to the holding of the Contracts, the Contract Files or (ii) with respect to the enforcement of a Contract in any state in which a Manufactured Home is located or in any state in which any portion of the Trust is located. The separate trustees, co-trustees, or custodians so appointed shall be trustees or custodians for the benefit of all Certificateholders and shall, subject to the provisions of the following paragraph, have such powers, rights and remedies as shall be specified in the instrument of appointment; provided, however, that no such appointment shall, or shall be deemed to, constitute the appointee an agent of the Trustee.

                  Every separate trustee, co-trustee and custodian shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                  (A) all powers, duties, obligations and rights conferred upon the Trustee in respect of the receipt, custody and payment of monies shall be exercised solely by the Trustee;

                  (B) all other rights, powers, duties and obligations conferred or imposed upon the Trustee, to the extent also imposed upon such separate trustees, co-trustees or custodians, shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee, co-trustee, or custodian jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Trustee shall be ineligible or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including holding of the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee, co-trustee, or custodian;

                  (C) no separate trustee, co-trustee or custodian hereunder shall be personally liable by reason of any act or




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         omission of any other separate trustee, co-trustee or
         custodian hereunder; and

                  (D) the Company may at any time accept the resignation of or remove any separate trustee, co-trustee or custodian, so appointed by it.

                  If any separate trustee, co-trustee or custodian shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee or custodian. The reasonable fees and expenses of any such separate trustee, co-trustee or custodian shall be treated as additional fees and expenses of the Trustee subject to Section 11.05 and payable by the Servicer if and only to the extent the Servicer shall have consented in writing to his or its appointment, which consent shall not be unnecessarily withheld.

                  SECTION 11.13. Agents of Trustee. To the extent not prohibited by law and not inconsistent with the terms of this Agreement (including, without limitation, Section 11.12), the Trustee may, with the prior consent of the Company, appoint one or more agents to carry out ministerial matters on behalf of the Trustee under this Agreement.


                                   ARTICLE XII

                                  MISCELLANEOUS

                  SECTION 12.01. Servicer Not to Assign Duties or Resign; Delegation of Servicing Duties. The Servicer may not sell or assign its rights and duties as Servicer hereunder, except as expressly provided for herein, provided that the Servicer may pledge or assign the right to receive all or any portion of the Monthly Servicing Fee payable to it. The Servicer shall not resign from the obligations and duties hereby imposed on it except upon determination that the performance of its duties hereunder is no longer permissible under applicable law or is in material conflict by reason of applicable law with any other activities carried on by it. Any such determination permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel for the Servicer to such effect addressed and delivered to the Trustee. No such resignation shall become effective until the Trustee or a successor Servicer shall have assumed the responsibilities and obligations of the Servicer in accordance with Sections 7.02 and 7.03.

                  Notwithstanding the foregoing:

                  (a) Any Person into which the Servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Servicer shall be a party,




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or any Person succeeding to the business of the Servicer, shall be the successor of the Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Servicer shall satisfy the criteria set forth in the definition of an Eligible Servicer. The Servicer shall promptly notify Moody's and Fitch of any such merger to which it is a party.

                  (b) The Company, if it is the Servicer, may delegate some or all of its servicing duties to a wholly-owned subsidiary of the Company, for so long as said subsidiary remains, directly or indirectly, a wholly-owned subsidiary of the Company. Notwithstanding any such delegation the Company shall retain all of the rights and obligations of the Servicer hereunder.

                  SECTION 12.02. Maintenance of Office or Agency. The Trustee will maintain in New York, an office or agency where Certificates or Class C Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Trustee in respect of the Certificates and this Agreement may be served. On the date hereof the Trustee's office for such purposes is located at _____________________________
__________________________________. The Trustee will give prompt written notice to Certificateholders of any change in the location of the Certificate Register or any such office or agency.

                  SECTION 12.03. Termination. (a) This Agreement shall terminate (after distribution of all amounts due to Certificateholders pursuant to Sections 8.01 and 8.03) on the earlier of (a) the Remittance Date on which the Pool Scheduled Principal Balance is reduced to zero and all amounts payable to Certificateholders on such Remittance Date have been distributed to Certificateholders or (b) the Remittance Date on which the Company repurchases the Contracts pursuant to Section 12.03(b); provided, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of ___________________________
________________________________________________________________________________
_______________, living on the date hereof; and provided, further, that the Servicer's and the Company's representations and warranties and indemnities by the Company and the Servicer shall survive termination.

         (b) Subject to the conditions in subsection (c) below, the Servicer may repurchase all of the Contracts and all property acquired in respect of any Contract remaining in the Trust at a price equal to the greater of:

                  (i) the sum of (x) 100% of the Principal Balance of each Contract (other than any Contract as to which the related Manufactured Home has been acquired and not yet disposed of and whose fair market value is included pursuant to clause (y) below) as of the final Remittance Date, (y) the fair market value of such acquired property (as determined by the Servicer




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         and (z) any Unpaid  Senior  Interest  Shortfall,  any Unpaid  Class A-6
         Interest Shortfall, any Unpaid Class B-1 Interest Shortfall and any Unpaid Class B-2 Interest Shortfall as well as one month's interest at the applicable Contract Rate on the Scheduled Principal Balance of each Contract (including any Contract as to which the related Manufactured Home has been repossessed and not yet disposed of), together with the Monthly Servicing Fee; provided, that such amount shall in no event be less than the amount necessary to pay in full the Certificate Principal Balance of all Classes of Certificates then outstanding, together with the Overcollateralization Amount and all accrued and unpaid interest on all Classes of Certificates then outstanding (the amount described in this clause (i), the "Termination Price"); or

                  (ii) the aggregate fair market value (as determined by the Servicer) of all of the assets of the Trust.

                  (c) The purchase by the Company of all of the Contracts pursuant to Section 12.03(b) above shall be at the option of the Company, but shall be conditioned upon (1) the Pool Scheduled Principal Balance, at the time of any such purchase, aggregating less than __________, (2) such purchase constituting a plan of complete liquidation in accordance with Section 860F of the Code, (3) the Company having provided the Trustee and the Depository (if any) with at least 30 days' written notice and (4) the Company having delivered to the Trustee an unqualified Opinion of Counsel stating that payment of the purchase price to the Certificateholders will not constitute a voidable preference under the United States Bankruptcy Code. If such option is exercised, the Company shall provide to the Trustee the certification required by Section 12.03, which certificate shall constitute a plan of complete liquidation within the meaning of Section 860F of the Code, and the Trustee shall promptly sign such certification and release to the Company the Contracts then held by the Trustee.

                  In connection with any such purchase, the Company shall provide to the Trustee an Opinion of Counsel experienced in federal income tax matters to the effect that such purchase constitutes a Qualified Liquidation with respect to each REMIC.

                  (d) If the Company does not, by the ninetieth day following the Auction Call Date, exercise its rights as described in paragraphs (b) and
(c) above, then the Trustee will notify the Representative (or another investment banking or whole-loan trading firm selected by the Company, the Representative or such other investment bank or trading firm, the "Advisor"), who will solicit on behalf of the Trustee competitive bids for the purchase of the assets of the Trust for fair market value on a servicing retained basis. Such solicitation shall be conducted substantially in the manner described in Exhibit M hereto. In the event that satisfactory bids are received as described below, the proceeds of the sale of such assets shall be deposited into the Certificate Account. The Trustee will ask the Advisor to solicit, on behalf of




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the Trustee,  good-faith bids from no fewer than two prospective purchasers that are considered at the time to be competitive participants in the manufactured housing finance industry. The Advisor will consult with any securities brokerage houses identified by the Company as then making a market in the Certificates to obtain a determination as to whether the fair market value on a servicing retained basis of such assets has been offered.

                  Any purchaser of such assets of the Trust must agree to the continuation of the Servicer or any successor Servicer as servicer of the assets on terms substantially similar to those in this Agreement.

                  If the highest good-faith bid received by the Advisor from a qualified bidder is, in the judgment of the Advisor, not less than the fair market value of such assets of the Trust and if such bid would equal the amount set forth in the following sentence, the Trustee, following consultation with and written direction from the Advisor, will sell and assign such assets of the Trust without representation, warranty or recourse to such highest bidder and will redeem the Certificates. For the Trustee to consummate the sale, the bid must be at least equal to the termination price set forth in Section 12.03(b) hereof. In addition, the bid must be in an amount sufficient to pay the fees and expenses of the Trustee owing hereunder. If such conditions are not met, the Trustee will, following consultation with the Advisor, decline to consummate such sale. In addition, the Trustee will decline to consummate such sale unless it receives from the Advisor an opinion of counsel addressed to it that such sale will not give rise either to any "prohibited transaction" tax under section 860F(a)(1) of the Code or to any tax on contributions to the REMIC after the "startup day" under section 860G(d)(1) of the Code. In the event such sale is not consummated in accordance with the foregoing, the Trustee will not be under any obligation to solicit any further bids or otherwise to negotiate any further sale of the assets of the Trust. In such event, however, if directed by the Company, the Trustee may solicit bids from time to time in the future for the purchase of the assets of the Trust upon the same terms described above. The Trustee may consult with the Advisor and the advice of the Advisor shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder.

                  (e) Notice of any termination, specifying the Final Remittance Date (which shall be a date that would otherwise be a Remittance Date) upon which all Certificateholders may surrender their Certificates to the Trustee for payment of the final distribution and cancellation, shall be given promptly by the Trustee (upon direction by the Company ten days prior to the date such notice is to be mailed) by letter to ______, _____ and the Certificateholders mailed no later than the fifth Business Day of the month of the Final Remittance Date specifying (1) the Final Remittance Date upon which final payment on the Certificates will be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein designated; (2) the amount of any such final payment; and
(3) that the Record Date otherwise applicable to such Remittance Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified.

                  Any notice of purchase of Contracts by the Company pursuant to
Section 12.03(b) shall constitute the adoption by the Trustee on behalf of the Certificateholders of a plan of complete liquidation within the meaning of
Section 860F of the Code on the date such notice is given when signed by the Trustee. Each such notice shall, to the extent required by the REMIC Provisions or other applicable law, be signed on behalf of the Trust by the Trustee. The Trustee shall give such notice to the Certificate Registrar at the time such notice is given to the Certificateholders. In the event such notice is given in connection with the Company's election to purchase the Contracts, the Company shall deposit in the Certificate Account on the Final Remittance Date in immediately available funds an amount equal to the above-described purchase price and upon such deposit Certificateholders will be entitled to the amount of such purchase price but not amounts in excess thereof, all as provided herein. Upon certification to the Trustee by a Servicing Officer, following such final deposit the Trustee shall promptly release to the Company the remaining Contracts, and the Trustee shall execute all assignments, endorsements and other instruments necessary to effectuate such transfer.

                  (f) Upon presentation and surrender of the Certificates, the Trustee shall cause to be distributed from the Certificate Account, in the following order of priority, to Certificateholders on the final Remittance Date in proportion to their respective Percentage Interests an amount equal to (i) as to Senior Certificates, the Class A-1 Principal Balance, the Class A-2 Principal Balance, the Class A-3 Principal Balance, the Class A-4 Principal Balance, the Class A-5 Principal Balance, together with any Unpaid Senior Interest Shortfall and one month's interest at the Class A-1 Remittance Rate, the Class A-2 Remittance Rate, the Class A-3 Remittance Rate, the Class A-4 Remittance Rate, the Class A-5 Remittance Rate on the Class A-1 Principal Balance, the Class A-2 Principal Balance, the Class A-3 Principal Balance, the Class A-4 Principal Balance, the Class A-5 Principal Balance, respectively, (ii) as to Class A-6 Certificates, the Class A-6 Principal Balance together with any Unpaid Class A-6 Interest Shortfall and one month's interest at the Class A-6 Remittance Rate on the Class A-6 Principal Balance, (iii) as to Class B-1 Certificates, the Class B-1 Principal Balance together with any Unpaid Class B-1 Interest Shortfall and one month's interest at the Class B-1 Remittance Rate on the Class B-1 Principal Balance, (iv) as to Class B-2 Certificates, the Class B-2 Principal Balance together with any Unpaid Class B-2 Interest Shortfall and one month's interest at the Class B-2 Remittance Rate on the Class B-2 Principal Balance (v) to the Class C Certificateholders, the remaining Overcollateralization Amount together with the Class C Distribution Amount for such Remittance Date and (vi) as to the RU Certificates, the amount which remains on deposit in the Certificate Account (other than amounts retained to meet claims) after application pursuant to the foregoing clauses. The distribution on the Final Remittance Date shall be in lieu of the distribution otherwise required to be made an such Remittance Date in respect of each Class of Certificates.

                  (g) In the event that all of the Certificateholders do not surrender their Certificates for cancellation within three months after the time specified in the above-mentioned written notice, the Company shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within three months after the second notice all the Certificates shall not have been surrendered for cancellation, the Company shall transfer to itself all amounts remaining on deposit in the Certificate Account, to hold in trust for Certificateholders who have not surrendered their Certificates for cancellation, together with the final record list of Certificateholders, and the Company shall take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets which remain in trust hereunder.

                  (h) Each Certificateholder hereby irrevocably approves and appoints the Trustee as its attorney-in-fact for the purposes of adoption of the plan of complete liquidation.

                  SECTION 12.04. Acts of Certificateholders. (a) Except as otherwise specifically provided herein, whenever Certificateholder approval, authorization, direction, notice, consent, waiver or other action is required hereunder, such approval, authorization, direction, notice, consent, waiver or other action shall be deemed to have been given or taken on behalf of, and shall be binding upon, all Certificateholders if agreed to by Holders of Certificates of the specified Class or Classes evidencing, as to each such Class, Percentage Interests aggregating 51% or more.

                  (b) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Certificateholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Certificateholders in person or by agent duly appointed in writing; and except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where required, to the Servicer. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and (subject to Section 11.01) conclusive in favor of the Trustee, the Servicer and the Company if made in the manner provided in this Section.

                  (c)   The   fact   and   date   of   the   execution   by  any
Certificateholder of any such instrument or writing may be proved in any reasonable manner.

                  (d) The ownership of Certificates shall be proved by the Certificate Register.

                  (e) Any request, demand, authorization, direction, notice, consent, waiver or other act by a Certificateholder shall bind every holder of every Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, or omitted to be done by the Trustee, the Servicer or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

                  (f) The Trustee may require such additional proof of any matter referred to in this Section as it shall deem necessary.

                  SECTION 12.05. Calculations. Except as otherwise provided in this Agreement, all interest rate and basis point calculations under this Agreement will be made on the basis of a 360-day year and twelve 30-day months and will be carried out to at least three decimal places.

                  SECTION 12.06. Assignment or Delegation. Except as specifically authorized hereunder, and except for the Servicer's obligations as Servicer which are dealt with under Article V and Article VII, the Company may not convey and assign or delegate any of its rights or obligations hereunder absent the prior written consent of Holders of Certificates of each Class evidencing, as to each such Class, Percentage Interests aggregating 66 2/3% or more, and any attempt to do so without such consent shall be void. It is understood that the foregoing does not prohibit the pledge or assignment by the Company of any right to payment pursuant to Article VIII.

                  Notwithstanding the foregoing, any Person into which the Company may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Company shall be a party, or any Person succeeding to the business of the Company, shall be the successor of the Company hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Company shall promptly notify ______ and _____ of any such merger to which it is a party.

                  SECTION 12.07. Amendment. (a) (i) This Agreement may be amended from time to time by the parties hereto, without the consent of any of the Certificateholders, to correct manifest error, to cure any ambiguity, to correct or supplement any provisions herein which may be inconsistent with any other provisions herein, as the case may be, to make such changes as are necessary to maintain the status of any REMIC held by the Trust as a "real estate mortgage investment conduit" under the REMIC

Provisions of the Code or to otherwise effectuate the benefits of such status to the Trust, the Certificateholders, including, without limitation, to implement any provision permitted by law that would enable a REMIC to avoid the imposition of any tax, or to make any other provisions with respect to matters or questions that shall not be inconsistent with the provisions of this Agreement; provided, however, that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder.

                  (ii) This Agreement may be amended by the parties hereto for the purpose of removing the requirements described in Section 6.02(b) hereof without the consent of any Certificateholder or the delivery of any Opinion of Counsel otherwise required by this Section 12.07, but with the prior written consent of _______ and _____ received by the Trustee.

                  (b) This Agreement may also be amended from time to time by the parties hereto, with the consent of Holders of Certificates of each Class affected thereby evidencing, as to each such Class, Percentage Interests aggregating 51% or more, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment shall (a) reduce in any manner the amount of, or delay the timing of, collections of payments on the Contracts or distributions which are required to be made on any Certificate, (b) reduce the aforesaid percentage required to consent to any such amendment, without the consent of the holders of all Certificates then arising outstanding, (c) result in the disqualification of any REMIC held by the Trust as a REMIC under the Code, (d) adversely affect the status of any REMIC held by the Trust as a REMIC or the status of the Certificates as "regular interests" therein or (e) cause any tax (other than any tax imposed on "net income from foreclosure property" under Section 860G(c)(1) of the Code that would be imposed without regard to such amendment) to be imposed on the Trust, including, without limitation, any tax imposed on
"prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code. This Agreement may not be amended without the consent of all Residual Certificateholders, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement which would modify in any manner the rights of the Residual Certificateholders.

                  (c) This Agreement shall not be amended under this Section without the consent of 100% of Certificateholders if such amendment would result in the disqualification of any REMIC held by the Trust as a REMIC under the Code.

                  (d) Concurrently with the solicitation of any consent pursuant to this Section 12.07, the Trustee shall furnish written notification to ______ and _____ of such solicitation. Promptly after the execution of any amendment pursuant to this Section

12.07, the Trustee shall furnish written notification of the substance of such amendment to ______, _____ and each Certificateholder.

                  (e) It shall not be necessary for the consent of Certificateholders under this Section 12.07 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Trustee may prescribe.

                  (f) The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's own rights, duties or immunities under this Agreement or otherwise.

                  (g) In connection with any amendment pursuant to this Section, the Trustee shall be entitled to receive an unqualified Opinion of Counsel to the Servicer to the effect that such amendment is authorized or permitted by the Agreement.

                  (h) In connection with any amendment pursuant to this Section, the Trustee shall have received an unqualified Opinion of Counsel, the expense of which shall not be an expense of the Trust, stating that any such amendment
(i) will not adversely affect the status of the Trust as a REMIC or the status of the Certificates as "regular interests" therein, and (ii) will not cause any tax (other than any tax imposed on "net income from foreclosure property" under Section 860G(c)(1) of the Code that would be imposed without regard to such amendment) to be imposed on the Trust, including, without limitation, any tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code.

                  (i) Upon the execution of any amendment or consent pursuant to this Section 12.07, this Agreement shall be modified in accordance therewith, and such amendment or consent shall form a part of this Agreement for all purposes, and every Certificateholder hereunder shall be bound thereby.

                  SECTION  12.08.   Notices.   All  communications  and  notices
pursuant hereto to the Servicer, the Company and the Trustee shall be in writing and delivered or mailed to it at the appropriate following address:

         If to the Seller:

                  Access Financial Receivables Corp.
                  1100 Abernathy Road, Suite 1205
                  Atlanta, Georgia 30328
                  Attention:  President
                  Telephone:  (770) 481-4640
                  Telephone Number: (770) 828-0455

         If to the Company or the Servicer:

                  Access Financial Lending Corp.
                  400 Highway 169 South, Suite 400
                  Post Office Box 26365
                  St. Louis Park, MN 55426-0365
                  Attention:  President
                  Telephone:
                  Telecopier Number:

         If to the Trustee:

                  _________________________________
                  _________________________________
                  _________________________________
                  _________________________________
                  _________________________________
                  _________________________________



         If to the Rating Agencies:


                  _________________________________
                  _________________________________
                  _________________________________
                  _________________________________
                  _________________________________
                  _________________________________



or at such other address as the party may designate by notice to the other parties hereto, which notice shall be effective when received.

                  All   communications   and  notices   pursuant   hereto  to  a
Certificateholder shall be in writing and delivered or mailed at the address shown in the Certificate Register.

                  SECTION 12.09. Merger and Integration. Except as specifically stated otherwise herein, this Agreement, together with the Loan Sale Agreement, sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement. This Agreement may not be modified, amended, waived or supplemented except as provided herein.

                  SECTION 12.10. Headings. The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

                  SECTION 12.11. Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York.


                      [THIS SPACE INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers thereunto duly authorized this ___th day of ___, ____.


                                         ACCESS FINANCIAL LENDING CORP.



                                            By: ________________________________
                                                Name:
                                                Title:



                                         ACCESS FINANCIAL RECEIVABLES CORP.



                                            By: ________________________________
                                                Name:
                                                Title:


                                             ____________________, as Trustee



                                            By: ________________________________
                                                Name:
                                                Title:





                        [Pooling and Servicing Agreement]

                                                                     EXHIBIT A-1

                          FORM OF CLASS A-1 CERTIFICATE

                  (Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC") to Issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.)

                  SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE.

=================================================================================================================
Class A-1 (Senior)                                    No. A-1-1
- -----------------------------------------------------------------------------------------------------------------
Cut-off Date:                                         Remittance Rate:  _____%
____________
                                                      Denomination:  $__________
- -----------------------------------------------------------------------------------------------------------------
First Remittance Date:                                Aggregate Denomination of All
_____________                                         Class A-1
                                                      Certificates:
                                                      $_____________
- -----------------------------------------------------------------------------------------------------------------
Servicer:                                             Maturity Date:
Access Financial Lending                              _________________
Corp.
                                                      CUSIP:  __________
=================================================================================================================


                 ACCESS FINANCIAL MANUFACTURED HOUSING CONTRACT
                  SENIOR/SUBORDINATE PASS-THROUGH CERTIFICATES,
                        SERIES ______, CLASS A-1 (SENIOR)


                  THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR AN INTEREST IN ACCESS FINANCIAL LENDING CORP. OR ANY AFFILIATE THEREOF, EXCEPT TO THE EXTENT SET FORTH IN THE AGREEMENT.

                  This certifies that __________ is the registered owner of the undivided Percentage Interest in all Class A-1

Certificates represented by the original principal amount set forth above in the Access Financial Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust ______ (the "Trust"), which includes among its assets a pool of manufactured housing installment sale contracts and installment loan agreements (including, without limitation, all related security interests and any and all rights to receive payments which are due pursuant thereto on or after ___________). The Trust has been created pursuant to a Pooling and
Servicing Agreement (the "Agreement"), dated as of ___________, among Access Financial Lending Corp., as Servicer (the "Company"), Access Financial
Receivables Corp., as Seller and _______________________, as Trustee of the Trust (the "Trustee"). This Certificate is one of the Certificates described in the Agreement and is issued pursuant and subject to the Agreement. By acceptance of this Certificate the holder assents to and becomes bound by the Agreement. To the extent not defined herein, all capitalized terms have the meanings assigned to such terms in the Agreement.

                  The Agreement contemplates, subject to its terms, payment on the fifteenth day (or if such day is not a Business Day, the next succeeding Business Day) (the "Remittance Date") of each calendar month commencing in __________, so long as the Agreement has not been terminated, by check (or, if such Certificateholder holds Class A-1 Certificates with an aggregate Percentage Interest of at least __% and so desires, by wire transfer pursuant to instructions delivered to the Trustee at least 10 days prior to such Remittance
Date) to the registered Certificateholder at the address appearing on the Certificate Register as of the last Business Day of the calendar month immediately preceding the calendar month in which such Remittance Date occurs, in an amount equal to the Certificateholder's Percentage Interest of the portion of the Senior Distribution Amount to be distributed with respect to the Class A-1 Certificates. The Maturity Date of this Certificate is
______________________.

                  The Certificateholder,  by its acceptance of this Certificate, agrees that it will look solely to the funds in the Certificate Account to the extent available for distribution to the Certificateholder as provided in the Agreement for payment hereunder and that none of the Company, the Seller, the Servicer or the Trustee in its individual capacity is not personally liable to the Certificateholder for any amounts payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement. By acceptance of this Certificate, the Certificateholder agrees to disclosure of his, her or its name and address to other Certificateholders under the conditions specified in the Agreement.

                  This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and immunities of the Trustee. Copies of the Agreement and all amendments thereto will be provided to any Certificateholder free of charge upon a written request to the Trustee.

                  As provided in the Agreement and subject to the limitations set forth therein, the transfer of this Certificate is registrable in the Certificate Register of the Certificate Registrar upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee in New York, New York, accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the holder thereof or his or her attorney duly authorized in writing, and thereupon one or more new Certificates evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  The Company, the Servicer, the Seller and the Trustee and any agent of any of them may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and none of them nor any such agent shall be affected by any notice to the contrary.

                  IN WITNESS WHEREOF, Access Financial Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust ______ has caused this Certificate to be duly authenticated by the manual signature of a duly authorized officer of the Trustee.


Dated:  ____________
                                             ACCESS FINANCIAL MANUFACTURED
                                               HOUSING CONTRACT
                                               SENIOR/SUBORDINATE
                                               PASS-THROUGH CERTIFICATE
                                               TRUST ______


                                             By: ________________________


                                             By:_________________________
                                                Authorized Signatory

                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ______________________ the within Access Financial Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate and does hereby irrevocably constitute and appoint __________________________ Attorney to transfer the said certificate on the Certificate Register maintained by the Trustee, with full power of substitution in the premises.


Dated:
                                          By:_________________________________
                                                        Signature

                                                                     EXHIBIT A-2

                          FORM OF CLASS A-2 CERTIFICATE

                  (Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC") to Issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.)

                  SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE.

=================================================================================================================
Class A-2 (Senior)                                    No. A-2-1
- -----------------------------------------------------------------------------------------------------------------
Cut-off Date:                                         Remittance Rate:  _____%
___________
                                                      Denomination:  $__________
- -----------------------------------------------------------------------------------------------------------------
First Remittance Date:                                Aggregate Denomination of All
_____________                                         Class A-2
                                                      Certificates:
                                                      $___________
- -----------------------------------------------------------------------------------------------------------------
Servicer:                                             Maturity Date:
Access Financial Lending                              _________________
Corp.
                                                      CUSIP:  __________
=================================================================================================================


                 ACCESS FINANCIAL MANUFACTURED HOUSING CONTRACT
                  SENIOR/SUBORDINATE PASS-THROUGH CERTIFICATES,
                        SERIES ______, CLASS A-2 (SENIOR)


                  THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR AN INTEREST IN ACCESS FINANCIAL LENDING CORP. OR ANY AFFILIATE THEREOF, EXCEPT TO THE EXTENT SET FORTH IN THE AGREEMENT.

                  This certifies that __________ is the registered owner of the undivided Percentage Interest in all Class A-2 Certificates represented by the original principal amount set forth above in the Access Financial Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust

______ (the "Trust"), which includes among its assets a pool of manufactured housing installment sale contracts and installment loan agreements (including, without limitation, all related security interests and any and all rights to receive payments which are due pursuant thereto on or after ___________). The Trust has been created pursuant to a Pooling and Servicing Agreement (the "Agreement"), dated as of ___________, among Access Financial Lending Corp., as Servicer (the "Company"), Access Financial Receivables Corp., as Seller, and ____________________, as Trustee of the Trust (the "Trustee"). This Certificate is one of the Certificates described in the Agreement and is issued pursuant and subject to the Agreement. By acceptance of this Certificate the holder assents to and becomes bound by the Agreement. To the extent not defined herein, all capitalized terms have the meanings assigned to such terms in the Agreement.

                  The Agreement contemplates, subject to its terms, payment on the fifteenth day (or if such day is not a Business Day, the next succeeding Business Day) (the "Remittance Date") of each calendar month commencing in _________, so long as the Agreement has not been terminated, by check (or, if such Certificateholder holds Class A-2 Certificates with an aggregate Percentage Interest of at least __% and so desires, by wire transfer pursuant to instructions delivered to the Trustee at least 10 days prior to such Remittance
Date) to the registered Certificateholder at the address appearing on the Certificate Register as of the last Business Day of the calendar month immediately preceding the calendar month in which such Remittance Date occurs, in an amount equal to the Certificateholder's Percentage Interest of the portion of the Senior Distribution Amount to be distributed with respect to the Class A-2 Certificates. The Maturity Date of this Certificate is ____________________.

                  The Certificateholder,  by its acceptance of this Certificate, agrees that it will look solely to the funds in the Certificate Account to the extent available for distribution to the Certificateholder as provided in the Agreement for payment hereunder and that none of the Company, the Seller, the Servicer or the Trustee in its individual capacity is not personally liable to the Certificateholder for any amounts payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement. By acceptance of this Certificate, the Certificateholder agrees to disclosure of his, her or its name and address to other Certificateholders under the conditions specified in the Agreement.

                  This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and immunities of the Trustee. Copies of the Agreement and all amendments thereto will be provided to any Certificateholder free of charge upon a written request to the Trustee.

                  As provided in the Agreement and subject to the limitations set forth therein, the transfer of this Certificate is registrable in the Certificate Register of the Certificate Registrar upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee in New York, New York, accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the holder thereof or his or her attorney duly authorized in writing, and thereupon one or more new Certificates evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  The Company, the Servicer, the Seller and the Trustee and any agent of any of them may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and none of them nor any such agent shall be affected by any notice to the contrary.

                  IN WITNESS WHEREOF, Access Financial Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust ______ has caused this Certificate to be duly authenticated by the manual signature of a duly authorized officer of the Trustee.


Dated:  ____________
                                                   ACCESS FINANCIAL MANUFACTURED
                                                     HOUSING CONTRACT
                                                     SENIOR/SUBORDINATE
                                                     PASS-THROUGH CERTIFICATE
                                                     TRUST ______


                                                   By:  ____________________


                                                   By:______________________
                                                       Authorized Signatory

                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ______________________ the within Access Financial Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate and does hereby irrevocably constitute and appoint __________________________ Attorney to transfer the said certificate on the Certificate Register maintained by the Trustee, with full power of substitution in the premises.


Dated:
                                                  By:__________________________
                                                            Signature

                                                                     EXHIBIT A-3

                          FORM OF CLASS A-3 CERTIFICATE

                  (Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC") to Issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.)

                  SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE.

=================================================================================================================
Class A-3 (Senior)                                    No. _____
- -----------------------------------------------------------------------------------------------------------------
Cut-off Date:                                         Remittance Rate:  _____%
___________
                                                      Denomination:  $__________
- -----------------------------------------------------------------------------------------------------------------
First Remittance Date:                                Aggregate Denomination of All
_____________                                         Class A-3
                                                      Certificates:
                                                      $__________
- -----------------------------------------------------------------------------------------------------------------
Servicer:                                             Maturity Date:
Access Financial Lending                              _________________
Corp.
                                                      CUSIP:  __________
=================================================================================================================


                 ACCESS FINANCIAL MANUFACTURED HOUSING CONTRACT
                  SENIOR/SUBORDINATE PASS-THROUGH CERTIFICATES,
                        SERIES ______, CLASS A-3 (SENIOR)


                  THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR AN INTEREST IN ACCESS FINANCIAL LENDING CORP. OR ANY AFFILIATE THEREOF, EXCEPT TO THE EXTENT SET FORTH IN THE AGREEMENT.

                  This certifies that __________ is the registered owner of the undivided Percentage Interest in all Class A-3 Certificates represented by the original principal amount set forth above in the Access Financial Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust

______ (the "Trust"), which includes among its assets a pool of manufactured housing installment sale contracts and installment loan agreements (including, without limitation, all related security interests and any and all rights to receive payments which are due pursuant thereto on or after ___________). The Trust has been created pursuant to a Pooling and Servicing Agreement (the "Agreement"), dated as of ___________, among Access Financial Lending Corp., as Servicer (the "Company"), Access Financial Receivables Corp., as Seller, and _____________________, as Trustee of the Trust (the "Trustee"). This Certificate is one of the Certificates described in the Agreement and is issued pursuant and subject to the Agreement. By acceptance of this Certificate the holder assents to and becomes bound by the Agreement. To the extent not defined herein, all capitalized terms have the meanings assigned to such terms in the Agreement.

                  The Agreement contemplates, subject to its terms, payment on the fifteenth day (or if such day is not a Business Day, the next succeeding Business Day) (the "Remittance Date") of each calendar month commencing in _________, so long as the Agreement has not been terminated, by check (or, if such Certificateholder holds Class A-3 Certificates with an aggregate Percentage Interest of at least __% and so desires, by wire transfer pursuant to instructions delivered to the Trustee at least 10 days prior to such Remittance
Date) to the registered Certificateholder at the address appearing on the Certificate Register as of the last Business Day of the calendar month immediately preceding the calendar month in which such Remittance Date occurs, in an amount equal to the Certificateholder's Percentage Interest of the portion of the Senior Distribution Amount to be distributed with respect to the Class A-3 Certificates. The Maturity Date of this Certificate is
_________________________.

                  The Certificateholder,  by its acceptance of this Certificate, agrees that it will look solely to the funds in the Certificate Account to the extent available for distribution to the Certificateholder as provided in the Agreement for payment hereunder and that none of the Company, the Seller, the Servicer or the Trustee in its individual capacity is not personally liable to the Certificateholder for any amounts payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement. By acceptance of this Certificate, the Certificateholder agrees to disclosure of his, her or its name and address to other Certificateholders under the conditions specified in the Agreement.

                  This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and immunities of the Trustee. Copies of the Agreement and all amendments thereto will be provided to any Certificateholder free of charge upon a written request to the Trustee.

                  As provided in the Agreement and subject to the limitations set forth therein, the transfer of this Certificate is registrable in the Certificate Register of the Certificate Registrar upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee in New York, New York, accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the holder thereof or his or her attorney duly authorized in writing, and thereupon one or more new Certificates evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  The Company, the Servicer, the Seller, and the Trustee and any agent of any of them may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and none of them nor any such agent shall be affected by any notice to the contrary.

                  IN WITNESS WHEREOF, Access Financial Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust ______ has caused this Certificate to be duly authenticated by the manual signature of a duly authorized officer of the Trustee.


Dated:  ____________
                                                   ACCESS FINANCIAL MANUFACTURED
                                                     HOUSING CONTRACT
                                                     SENIOR/SUBORDINATE
                                                     PASS-THROUGH CERTIFICATE
                                                     TRUST ______


                                                   By:  ________________________


                                                   By:__________________________
                                                         Authorized Signatory

                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ______________________ the within Access Financial Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate and does hereby irrevocably constitute and appoint __________________________ Attorney to transfer the said certificate on the Certificate Register maintained by the Trustee, with full power of substitution in the premises.


Dated:
                                                  By:___________________________
                                                               Signature

                                                                     EXHIBIT A-4

                          FORM OF CLASS A-4 CERTIFICATE

                  (Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC") to Issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.)

                  SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE.

=================================================================================================================
Class A-4 (Senior)                                    No. _____
- -----------------------------------------------------------------------------------------------------------------
Cut-off Date:                                         Remittance Rate:  _____%
___________
                                                      Denomination:  $__________
- -----------------------------------------------------------------------------------------------------------------
First Remittance Date:                                Aggregate Denomination of All
_____________                                         Class A-4
                                                      Certificates:
                                                      $___________
- -----------------------------------------------------------------------------------------------------------------
Servicer:                                             Maturity Date:
Access Financial Lending                              _________________
Corp.
                                                      CUSIP:  __________
=================================================================================================================


                 ACCESS FINANCIAL MANUFACTURED HOUSING CONTRACT
                  SENIOR/SUBORDINATE PASS-THROUGH CERTIFICATES,
                        SERIES ______, CLASS A-4 (SENIOR)


                  THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR AN INTEREST IN ACCESS FINANCIAL LENDING CORP. OR ANY AFFILIATE THEREOF, EXCEPT TO THE EXTENT SET FORTH IN THE AGREEMENT.

                  This certifies that __________ is the registered owner of the undivided Percentage Interest in all Class A-4 Certificates represented by the original principal amount set forth above in the Access Financial Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust

______ (the "Trust"), which includes among its assets a pool of manufactured housing installment sale contracts and installment loan agreements (including, without limitation, all related security interests and any and all rights to receive payments which are due pursuant thereto on or after ___________). The Trust has been created pursuant to a Pooling and Servicing Agreement (the "Agreement"), dated as of ___________, among Access Financial Lending Corp., as Servicer (the "Company"), Access Financial Receivables Corp., as Seller, and ____________________, as Trustee of the Trust (the "Trustee"). This Certificate is one of the Certificates described in the Agreement and is issued pursuant and subject to the Agreement. By acceptance of this Certificate the holder assents to and becomes bound by the Agreement. To the extent not defined herein, all capitalized terms have the meanings assigned to such terms in the Agreement.

                  The Agreement contemplates, subject to its terms, payment on the fifteenth day (or if such day is not a Business Day, the next succeeding Business Day) (the "Remittance Date") of each calendar month commencing in _________, so long as the Agreement has not been terminated, by check (or, if such Certificateholder holds Class A-4 Certificates with an aggregate Percentage Interest of at least __% and so desires, by wire transfer pursuant to instructions delivered to the Trustee at least 10 days prior to such Remittance
Date) to the registered Certificateholder at the address appearing on the Certificate Register as of the last Business Day of the calendar month immediately preceding the calendar month in which such Remittance Date occurs, in an amount equal to the Certificateholder's Percentage Interest of the portion of the Senior Distribution Amount to be distributed with respect to the Class A-4 Certificates. The Maturity Date of this Certificate is
______________________.

                  The Certificateholder,  by its acceptance of this Certificate, agrees that it will look solely to the funds in the Certificate Account to the extent available for distribution to the Certificateholder as provided in the Agreement for payment hereunder and that none of the Company, the Seller, the Servicer or the Trustee in its individual capacity is not personally liable to the Certificateholder for any amounts payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement. By acceptance of this Certificate, the Certificateholder agrees to disclosure of his, her or its name and address to other Certificateholders under the conditions specified in the Agreement.

                  This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and immunities of the Trustee. Copies of the Agreement and all amendments thereto will be provided to any Certificateholder free of charge upon a written request to the Trustee.

                  As provided in the Agreement and subject to the limitations set forth therein, the transfer of this Certificate is registrable in the Certificate Register of the Certificate Registrar upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee in New York, New York, accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the holder thereof or his or her attorney duly authorized in writing, and thereupon one or more new Certificates evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  The Company, the Servicer, the Seller and the Trustee and any agent of any of them may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and none of them nor any such agent shall be affected by any notice to the contrary.

                  IN WITNESS WHEREOF, Access Financial Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust ______ has caused this Certificate to be duly authenticated by the manual signature of a duly authorized officer of the Trustee.


Dated:  ____________
                                                   ACCESS FINANCIAL MANUFACTURED
                                                     HOUSING CONTRACT
                                                     SENIOR/SUBORDINATE
                                                     PASS-THROUGH CERTIFICATE
                                                     TRUST ______


                                                   By:  _______________________


                                                   By:__________________________
                                                        Authorized Signatory

                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ______________________ the within Access Financial Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate and does hereby irrevocably constitute and appoint __________________________ Attorney to transfer the said certificate on the Certificate Register maintained by the Trustee, with full power of substitution in the premises.


Dated:
                                               By:_____________________________
                                                           Signature

                                                                     EXHIBIT A-5

                          FORM OF CLASS A-5 CERTIFICATE

                  (Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC") to Issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.)

                  SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE.

=================================================================================================================
Class A-5 (Senior)                                    No. _____
- -----------------------------------------------------------------------------------------------------------------
Cut-off Date:                                         Remittance Rate:  _____%
___________
                                                      Denomination:  $__________
- -----------------------------------------------------------------------------------------------------------------
First Remittance Date:                                Aggregate Denomination of All
_____________                                         Class A-5
                                                      Certificates:
                                                      $____________
- -----------------------------------------------------------------------------------------------------------------
Servicer:                                             Maturity Date:
Access Financial Lending                              _________________
Corp.
                                                      CUSIP:  __________
=================================================================================================================


                 ACCESS FINANCIAL MANUFACTURED HOUSING CONTRACT
                  SENIOR/SUBORDINATE PASS-THROUGH CERTIFICATES,
                        SERIES ______, CLASS A-5 (SENIOR)


                  THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR AN INTEREST IN ACCESS FINANCIAL LENDING CORP. OR ANY AFFILIATE THEREOF, EXCEPT TO THE EXTENT SET FORTH IN THE AGREEMENT.

                  This certifies that __________ is the registered owner of the undivided Percentage Interest in all Class A-5 Certificates represented by the original principal amount set forth above in the Access Financial Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust

______ (the "Trust"), which includes among its assets a pool of manufactured housing installment sale contracts and installment loan agreements (including, without limitation, all related security interests and any and all rights to receive payments which are due pursuant thereto on or after ___________). The Trust has been created pursuant to a Pooling and Servicing Agreement (the "Agreement"), dated as of ___________, among Access Financial Lending Corp., as Servicer (the "Company"), Access Financial Receivables Corp., as Seller, and ____________________, as Trustee of the Trust (the "Trustee"). This Certificate is one of the Certificates described in the Agreement and is issued pursuant and subject to the Agreement. By acceptance of this Certificate the holder assents to and becomes bound by the Agreement. To the extent not defined herein, all capitalized terms have the meanings assigned to such terms in the Agreement.

                  The Agreement contemplates, subject to its terms, payment on the fifteenth day (or if such day is not a Business Day, the next succeeding Business Day) (the "Remittance Date") of each calendar month commencing in _________, so long as the Agreement has not been terminated, by check (or, if such Certificateholder holds Class A-5 Certificates with an aggregate Percentage Interest of at least __% and so desires, by wire transfer pursuant to instructions delivered to the Trustee at least 10 days prior to such Remittance
Date) to the registered Certificateholder at the address appearing on the Certificate Register as of the last Business Day of the calendar month immediately preceding the calendar month in which such Remittance Date occurs, in an amount equal to the Certificateholder's Percentage Interest of the portion of the Senior Distribution Amount to be distributed with respect to the Class A-5 Certificates. The Maturity Date of this Certificate is
______________________.

                  The Certificateholder,  by its acceptance of this Certificate, agrees that it will look solely to the funds in the Certificate Account to the extent available for distribution to the Certificateholder as provided in the Agreement for payment hereunder and that none of the Company, the Seller, the Servicer or the Trustee in its individual capacity is not personally liable to the Certificateholder for any amounts payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement. By acceptance of this Certificate, the Certificateholder agrees to disclosure of his, her or its name and address to other Certificateholders under the conditions specified in the Agreement.

                  This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and immunities of the Trustee. Copies of the Agreement and all amendments thereto will be provided to any Certificateholder free of charge upon a written request to the Trustee.

                  As provided in the Agreement and subject to the limitations set forth therein, the transfer of this Certificate is registrable in the Certificate Register of the Certificate Registrar upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee in New York, New York, accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the holder thereof or his or her attorney duly authorized in writing, and thereupon one or more new Certificates evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  The Company, the Servicer, the Seller and the Trustee and any agent of any of them may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and none of them nor any such agent shall be affected by any notice to the contrary.

                  IN WITNESS WHEREOF, Access Financial Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust ______ has caused this Certificate to be duly authenticated by the manual signature of a duly authorized officer of the Trustee.


Dated:  ____________
                                                   ACCESS FINANCIAL MANUFACTURED
                                                     HOUSING CONTRACT
                                                     SENIOR/SUBORDINATE
                                                     PASS-THROUGH CERTIFICATE
                                                     TRUST ______


                                                    By:  ____________________


                                                    By:_______________________
                                                         Authorized Signatory

                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ______________________ the within Access Financial Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate and does hereby irrevocably constitute and appoint __________________________ Attorney to transfer the said certificate on the Certificate Register maintained by the Trustee, with full power of substitution in the premises.


Dated:
                                                 By:___________________________
                                                               Signature

                                                                     EXHIBIT A-6

                          FORM OF CLASS A-6 CERTIFICATE

                  (Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC") to Issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.)

                  SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE.

=================================================================================================================
Class A-6 (Subordinate)                               No. _____
- -----------------------------------------------------------------------------------------------------------------
Cut-off Date:                                         Remittance Rate:  _____%
____________
                                                      Denomination:  $__________
- -----------------------------------------------------------------------------------------------------------------
First Remittance Date:                                Aggregate Denomination of All
_____________                                         Class A-6
                                                      Certificates:
                                                      $__________
- -----------------------------------------------------------------------------------------------------------------
Servicer:                                             Maturity Date:
Access Financial Lending                              _________________
Corp.
                                                      CUSIP:  __________
=================================================================================================================


                 ACCESS FINANCIAL MANUFACTURED HOUSING CONTRACT
                  SENIOR/SUBORDINATE PASS-THROUGH CERTIFICATES,
                     SERIES ______, CLASS A-6 (SUBORDINATE)


                  THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR AN INTEREST IN ACCESS FINANCIAL LENDING CORP. OR ANY AFFILIATE THEREOF, EXCEPT TO THE EXTENT SET FORTH IN THE AGREEMENT.

                  This certifies that __________ is the registered owner of the undivided Percentage Interest in all Class A-6 Certificates represented by the original principal amount set forth above in the Access Financial Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust

______ (the "Trust"), which includes among its assets a pool of manufactured housing installment sale contracts and installment loan agreements (including, without limitation, all related security interests and any and all rights to receive payments which are due pursuant thereto on or after ___________). The Trust has been created pursuant to a Pooling and Servicing Agreement (the "Agreement"), dated as of ___________, among Access Financial Lending Corp., as Servicer (the "Company"), Access Financial Receivables Corp., as Seller, and ____________________, as Trustee of the Trust (the "Trustee"). This Certificate is one of the Certificates described in the Agreement and is issued pursuant and subject to the Agreement. By acceptance of this Certificate the holder assents to and becomes bound by the Agreement. To the extent not defined herein, all capitalized terms have the meanings assigned to such terms in the Agreement.

                  The Agreement contemplates, subject to its terms, payment on the fifteenth day (or if such day is not a Business Day, the next succeeding Business Day) (the "Remittance Date") of each calendar month commencing in _________, so long as the Agreement has not been terminated, by check (or, if such Certificateholder holds Class A-6 Certificates with an aggregate Percentage Interest of at least __% and so desires, by wire transfer pursuant to instructions delivered to the Trustee at least 10 days prior to such Remittance
Date) to the registered Certificateholder at the address appearing on the Certificate Register as of the last Business Day of the calendar month immediately preceding the calendar month in which such Remittance Date occurs, in an amount equal to the Certificateholder's Percentage Interest of the portion of the Class A-6 Distribution Amount. The Maturity Date of this Certificate is
____________________________.

                  The Certificateholder,  by its acceptance of this Certificate, agrees that it will look solely to the funds in the Certificate Account to the extent available for distribution to the Certificateholder as provided in the Agreement for payment hereunder and that none of the Company, the Seller, the Servicer or the Trustee in its individual capacity is not personally liable to the Certificateholder for any amounts payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement. By acceptance of this Certificate, the Certificateholder agrees to disclosure of his, her or its name and address to other Certificateholders under the conditions specified in the Agreement.

                  The Certificateholder, by its acceptance of this Certificate, represents and warrants that either (i) it is not an employee benefit plan, trust or account that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or that is described in Section 4975(e)(1) of the

Code or an entity using the assets of any such plan, trust or account or (ii) it is an insurance company general account and, pursuant to Section I of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60"), the acquisition and holding of this Certificate, and pursuant to Section III of PTCE 95-60, the servicing, management and operation of the Trust are with respect to such Certificateholder exempt from the prohibited transaction provisions of ERISA and the Code.

                  This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and immunities of the Trustee. Copies of the Agreement and all amendments thereto will be provided to any Certificateholder free of charge upon a written request to the Trustee.

                  As provided in the Agreement and subject to the limitations set forth therein, the transfer of this Certificate is registrable in the Certificate Register of the Certificate Registrar upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee in New York, New York, accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the holder thereof or his or her attorney duly authorized in writing, and thereupon one or more new Certificates evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  The Company, the Servicer, the Seller and the Trustee and any agent of any of them may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and none of them nor any such agent shall be affected by any notice to the contrary.

                  IN WITNESS WHEREOF, Access Financial Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust ______ has caused this Certificate to be duly authenticated by the manual signature of a duly authorized officer of the Trustee.

Dated:  ____________
                                                   ACCESS FINANCIAL MANUFACTURED
                                                     HOUSING CONTRACT
                                                     SENIOR/SUBORDINATE
                                                     PASS-THROUGH CERTIFICATE
                                                     TRUST ______


                                                   By:  ________________________


                                                   By: _________________________

                                                        Authorized Signatory

                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ______________________ the within Access Financial Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate and does hereby irrevocably constitute and appoint __________________________ Attorney to transfer the said certificate on the Certificate Register maintained by the Trustee, with full power of substitution in the premises.


Dated:
                                                  By:__________________________
                                                             Signature

                                                                     EXHIBIT B-1

                          FORM OF CLASS B-1 CERTIFICATE

                  (Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC") to Issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.)

                  SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE.

                  THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES AND THE CLASS A-6 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

=================================================================================================================
Class B-1 (Subordinate)                               No. _____
- -----------------------------------------------------------------------------------------------------------------
Cut-off Date:                                         Remittance Rate:
___________
                                                      Denomination:  $__________
- -----------------------------------------------------------------------------------------------------------------
First Remittance Date:                                Aggregate Denomination of All
_____________                                         Class B-1
                                                      Certificates:
                                                      $___________
- -----------------------------------------------------------------------------------------------------------------
Servicer:                                             Maturity Date:
Access Financial Lending                              _________________
Corp.
                                                      CUSIP:  __________
=================================================================================================================

                 ACCESS FINANCIAL MANUFACTURED HOUSING CONTRACT
                  SENIOR/SUBORDINATE PASS-THROUGH CERTIFICATES,
                     SERIES ______, CLASS B-1 (SUBORDINATE)


                  THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR AN INTEREST IN ACCESS FINANCIAL LENDING CORP. OR ANY AFFILIATE THEREOF, EXCEPT TO THE EXTENT SET FORTH IN THE AGREEMENT.

                  This certifies that __________ is the registered owner of the undivided Percentage Interest in all Class B-1 Certificates represented by the original principal amount set forth above in the Access Financial Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust ______ (the "Trust"), which includes among its assets a pool of manufactured housing installment sale contracts and installment loan agreements (including, without limitation, all related security interests and any and all rights to receive payments which are due pursuant thereto on or after ___________). The Trust has been created pursuant to a Pooling and Servicing Agreement (the "Agreement"), dated as of ___________, among Access Financial Lending Corp., as Servicer (the "Company"), Access Financial Receivables Corp., as Seller, and ____________________, as Trustee of the Trust (the "Trustee"). This Certificate is one of the Certificates described in the Agreement and is issued pursuant and subject to the Agreement. By acceptance of this Certificate the holder assents to and becomes bound by the Agreement. To the extent not defined herein, all capitalized terms have the meanings assigned to such terms in the Agreement.

                  The Agreement contemplates, subject to its terms, payment on the fifteenth day (or if such day is not a Business Day, the next succeeding Business Day) (the "Remittance Date") of each calendar month commencing in _________, so long as the Agreement has not been terminated, by check (or, if such Certificateholder holds Class B-1 Certificates with an aggregate Percentage Interest of at least __% and so desires, by wire transfer pursuant to instructions delivered to the Trustee at least 10 days prior to such Remittance
Date) to the registered Certificateholder at the address appearing on the Certificate Register as of the last Business Day of the calendar month immediately preceding the calendar month in which such Remittance Date occurs, in an amount equal to the Certificateholder's Percentage Interest of the portion of the Class B-1 Distribution Amount. The Maturity Date of this Certificate is
____________________________.

                  The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds in the Certificate Account to the extent available for distribution to the Certificateholder as provided in the Agreement for payment hereunder and that none of the Company, the Seller, the Servicer or the Trustee in its individual capacity is not personally liable to the Certificateholder for any amounts payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement. By acceptance of this Certificate, the Certificateholder agrees to disclosure of his, her or its name and address to other Certificateholders under the conditions specified in the Agreement.

                  The Certificateholder, by its acceptance of this Certificate, represents and warrants that either (i) it is not an employee benefit plan, trust or account that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or that is described in Section 4975(e)(1) of the Code or an entity using the assets of any such plan, trust or account or (ii) it is an insurance company general account and, pursuant to Section I of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60"), the acquisition and holding of this Certificate, and pursuant to Section III of PTCE 95-60, the servicing, management and operation of the Trust are with respect to such Certificateholder exempt from the prohibited transaction provisions of ERISA and the Code.

                  This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and immunities of the Trustee. Copies of the Agreement and all amendments thereto will be provided to any Certificateholder free of charge upon a written request to the Trustee.

                  As provided in the Agreement and subject to the limitations set forth therein, the transfer of this Certificate is registrable in the Certificate Register of the Certificate Registrar upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee in New York, New York, accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the holder thereof or his or her attorney duly authorized in writing, and thereupon one or more new Certificates evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  The Company, the Servicer, the Seller and the Trustee and any agent of any of them may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and none of them nor any such agent shall be affected by any notice to the contrary.

                  IN WITNESS WHEREOF, Access Financial Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust ______ has caused this Certificate to be duly authenticated by the manual signature of a duly authorized officer of the Trustee.

Dated:  ____________
                                                   ACCESS FINANCIAL MANUFACTURED
                                                     HOUSING CONTRACT
                                                     SENIOR/SUBORDINATE
                                                     PASS-THROUGH CERTIFICATE
                                                     TRUST ______

                                                   By:  ________________________

                                                   By: _________________________
                                                         Authorized Signatory

                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ______________________ the within Access Financial Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate and does hereby irrevocably constitute and appoint __________________________ Attorney to transfer the said certificate on the Certificate Register maintained by the Trustee, with full power of substitution in the premises.


Dated:
                                                   By:_________________________
                                                            Signature

                                                                     EXHIBIT B-2

                          FORM OF CLASS B-2 CERTIFICATE

                  SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE.

                  THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES, THE CLASS A-6 CERTIFICATES AND THE CLASS B-1 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

                  THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 9.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

=================================================================================================================
Class B-2 (Subordinate)                               No. _____
- -----------------------------------------------------------------------------------------------------------------
Cut-off Date:                                         Remittance Rate:  ___%
- -----------
                                                      Denomination:  $_________
- -----------------------------------------------------------------------------------------------------------------
First Remittance Date:                                Aggregate Denomination of All
_____________                                         Class B-2
                                                      Certificates:
                                                      $---------
- -----------------------------------------------------------------------------------------------------------------
Servicer:                                             Maturity Date:
Access Financial Lending                              _________________
Corp.
=================================================================================================================


                 ACCESS FINANCIAL MANUFACTURED HOUSING CONTRACT
                  SENIOR/SUBORDINATE PASS-THROUGH CERTIFICATES,
                     SERIES ______, CLASS B-2 (SUBORDINATE)


                  THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR AN INTEREST IN ACCESS FINANCIAL LENDING CORP. OR ANY AFFILIATE THEREOF, EXCEPT TO THE EXTENT SET FORTH IN THE AGREEMENT.

                  This certifies that ________________________ is the registered owner of the undivided Percentage Interest in all Class B-2 Certificates represented by the original principal amount set forth above in the Access Financial Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust ______ (the "Trust"), which includes among its assets a pool of manufactured housing installment sale contracts and installment loan agreements (including, without limitation, all related security interests and any and all rights to receive payments which are due pursuant thereto on or after ___________). The Trust has been created pursuant to a Pooling and
Servicing Agreement (the "Agreement"), dated as of ___________, among Access Financial Lending Corp., as Servicer (the "Company"), Access Financial Receivables Corp., and ________ _____________, as Trustee of the Trust (the
"Trustee"). This Certificate is one of the Certificates described in the Agreement and is issued pursuant and subject to the Agreement. By acceptance of this Certificate the holder assents to and becomes bound by the Agreement. To the extent not defined herein, all capitalized terms have the meanings assigned to such terms in the Agreement.

                  The Agreement contemplates, subject to its terms, payment on the fifteenth day (or if such day is not a Business Day, the next succeeding Business Day) (the "Remittance Date") of each calendar month commencing in _________, so long as the Agreement has not been terminated, by check (or, if such Certificateholder holds Class B-2 Certificates with an aggregate Percentage Interest of at least __% and so desires, by wire transfer pursuant to instructions delivered to the Trustee at least 10 days prior to such Remittance
Date) to the registered Certificateholder at the address appearing on the Certificate Register as of the last Business Day of the calendar month immediately preceding the calendar month in which such Remittance Date occurs, in an amount equal to the Certificateholder's Percentage Interest of the portion of the Class B-2 Distribution Amount. The Maturity Date of this Certificate is
_______________________.

                  The Certificateholder,  by its acceptance of this Certificate, agrees that it will look solely to the funds in the Certificate Account to the extent available for distribution to the Certificateholder as provided in the Agreement for payment hereunder and that none of the Company, the Seller, the Servicer or the Trustee in its individual capacity is not personally liable to the Certificateholder for any amounts payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement. By acceptance of this Certificate, the Certificateholder agrees to disclosure of his, her or its name and address to other Certificateholders under the conditions specified in the Agreement.

                  The Certificateholder, by its acceptance of this Certificate, represents and warrants that either (i) it is not an employee benefit plan, trust or account that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or that is described in Section 4975(e)(1) of the Code or an entity using the assets of any such plan, trust or account or (ii) it is an insurance company general account and, pursuant to Section I of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60"), the acquisition and holding of this Certificate, and pursuant to Section III of PTCE 95-60, the servicing, management and operation of the Trust are with respect to such Certificateholder exempt from the prohibited transaction provisions of ERISA and the Code.

                  This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and immunities of the Trustee. Copies of the Agreement and all amendments thereto will be provided to any Certificateholder free of charge upon a written request to the Trustee.

                  As provided in the Agreement and subject to the limitations set forth therein, the transfer of this Certificate is registrable in the Certificate Register of the Certificate Registrar upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee in New York, New York, accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the holder thereof or his or her attorney duly authorized in writing, and thereupon one or more new Certificates evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  The Company, the Servicer, the Seller and the Trustee and any agent of any of them may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and none of them nor any such agent shall be affected by any notice to the contrary.

                  IN WITNESS WHEREOF, Access Financial Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust ______ has caused this Certificate to be duly authenticated by the manual signature of a duly authorized officer of the Trustee.


Dated:  _______________
                                                  ACCESS FINANCIAL MANUFACTURED
                                                     HOUSING CONTRACT
                                                     SENIOR/SUBORDINATE
                                                     PASS-THROUGH CERTIFICATE
                                                     TRUST ______


                                                  By:  _________________________


                                                  By:  _________________________
                                                         Authorized Signatory

                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ______________________ the within Access Financial Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate and does hereby irrevocably constitute and appoint __________________________ Attorney to transfer the said certificate on the Certificate Register maintained by the Trustee, with full power of substitution in the premises.


Dated:
                                                  By:  _________________________
                                                               Signature

                                                                       EXHIBIT C


                           FORM OF CLASS C CERTIFICATE


                  SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE.

                            THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE
REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 9.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

                  THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES, THE CLASS A-6 CERTIFICATES, THE CLASS B-1 CERTIFICATES AND THE CLASS B-2 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

===============================================================================================================
Class C                                            No. ___
(Subordinate)
- ---------------------------------------------------------------------------------------------------------------
Cut-off Date:                                      Remittance Rate:  Adjustable
___________                                        Denomination:  ___% Percentage
                                                                            Interest

First Remittance Date:
______________
- ---------------------------------------------------------------------------------------------------------------
Servicer:                                          Aggregate Denomination of All
Access Financial Lending                           Class C Certificates:  ___%
Corp.                                              Percentage Interest
- ---------------------------------------------------------------------------------------------------------------
                                                   Maturity Date:
                                                   _________________
===============================================================================================================


                          MANUFACTURED HOUSING CONTRACT
                  SENIOR/SUBORDINATE PASS-THROUGH CERTIFICATES,
                      SERIES ______, CLASS C (SUBORDINATE)


                  THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR AN INTEREST IN ACCESS FINANCIAL LENDING CORP. OR ANY AFFILIATE THEREOF, EXCEPT TO THE EXTENT SET FORTH IN THE AGREEMENT.

                  This  certifies  that  ____________________  is the registered owner of the undivided Percentage Interest represented by the original principal amount set forth above in Access Financial Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust ______ (the "Trust"), which includes among its assets a pool of manufactured housing installment sale contracts and installment loan agreements (including, without limitation, all related security interests and any and all rights to receive payments which are due pursuant thereto on or after ___________). The Trust has been created pursuant to a Pooling and Servicing Agreement (the "Agreement"), dated as of ___________, among Access Financial Lending Corp., as Servicer (the "Company"), Access Financial Receivables Corp., as Seller, and ____________________, as
Trustee of the Trust (the "Trustee"). This Certificate is one of the Certificates described in the Agreement and is issued pursuant and subject to the Agreement. By acceptance of this Certificate the holder assents to and becomes bound by the Agreement. To the extent not defined herein, all capitalized terms have the meanings assigned to such terms in the Agreement.

                  The Agreement contemplates, subject to its terms, payment on the fifteenth day (or if such day is not a Business Day, the next succeeding Business Day) (the "Remittance Date") of each calendar month commencing in _________, so long as the Agreement has not been terminated, by check (or, if such Certificateholder holds a Class C Certificate with an aggregate Percentage Interest of at least __% and so desires, by wire transfer pursuant to instructions delivered to the Trustee at least 10 days prior, to such Remittance
Date)  to the  registered  Certificateholder  at the  address  appearing  on the
Certificate Register as of the Business Day immediately preceding such Remittance Date, in an amount equal to the Certificateholder's Percentage Interest of the portion of the Class C Distribution Amount. The Maturity Date of this Certificate is _____________.

                  The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds in the Certificate Account to the extent available for distribution to the Certificateholder as provided in the Agreement for payment hereunder and that the Trustee in its individual capacity is not personally liable to the Certificateholder for any amounts payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement. By acceptance of this Certificate, the Certificateholder agrees to disclosure of his, her or its name and address to other Certificateholders under the conditions specified in the Agreement.

                  The Certificateholder, by its acceptance of this Certificate, represents and warrants that it is not an employee benefit plan, trust or account that is subject to Employee Retirement Income Security Act of 1974, as amended, or that is described in Section 4975(e)(1) of the Code or an entity using the assets of any such plan, trust or account.

                  This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and immunities of the Trustee. Copies of the Agreement and all amendments thereto will be provided to any Certificateholder free of charge upon a written request to the Trustee.

                  As provided in the Agreement and subject to the limitations set forth therein, the transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of the Certificate for registration of transfer at the office or agency maintained by the Trustee in New York, New York, accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the holder thereof or his or her attorney duly authorized in writing, and thereupon one or mare new certificates evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

                  The Company, the Servicer, the Seller and the Trustee and any agent of any of them may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and none of them nor any such agent shall be affected by any notice to the contrary.

                  IN WITNESS WHEREOF, Access Financial Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust ______ has caused this Certificate to be duly authenticated by the manual signature of a duly authorized officer of the Trustee.

Dated:  ____________
                                                   ACCESS FINANCIAL MANUFACTURED
                                                     HOUSING CONTRACT
                                                     SENIOR/SUBORDINATE
                                                     PASS-THROUGH CERTIFICATE
                                                     TRUST ______


                                                  By _________________________


                                                  By:  _________________________
                                                           Authorized Officer

                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ____________________________ the within Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate and does hereby irrevocably constitute and appoint __________________________ Attorney to transfer the said certificate on the Certificate Register maintained by the Trustee, with full power of substitution in the premises.


Dated:
                                                  By:  _________________________
                                                               Signature

                                                                     EXHIBIT D-1


                          FORM OF CLASS RL CERTIFICATE


                  THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES, THE CLASS A-4 CERTIFICATES AND THE CLASS B CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

                  THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 9.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

                  SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 86G AND 860D OF THE INTERNAL REVENUE CODE. THIS CERTIFICATE MAY ONLY BE TRANSFERRED TO A PERMITTED TRANSFEREE (AS DEFINED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN); ANY SUCH TRANSFER MUST ALSO SATISFY THE OTHER REQUIREMENTS OF SECTION 9.02 OF SUCH POOLING AND SERVICING AGREEMENT.

==================================================================================================================
Class RL                                                  No. _____
(Subordinate)
- ------------------------------------------------------------------------------------------------------------------
Cut-off Date:                                             Percentage Interest:  ___%
______________
- ------------------------------------------------------------------------------------------------------------------
First Remittance Date:                                    Maturity Date:
_____________                                             _________________
==================================================================================================================


                 ACCESS FINANCIAL MANUFACTURED HOUSING CONTRACT
                  SENIOR/SUBORDINATE PASS-THROUGH CERTIFICATES,
                        SERIES ______, CLASS RL INTEREST

                  This  certifies  that  ______________________________  is  the registered owner of the Residual Interest represented by this Certificate, and entitled to certain distributions out of Access Financial Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust ______ (the "Trust"), which includes among its assets a pool of manufactured housing installment sale contracts and installment loan agreements (including, without limitation, all related security interests and any and all rights to receive payments which are due pursuant thereto on or after ___________) (the "Contracts"). The Trust has been created pursuant to a Pooling and Servicing Agreement (the "Agreement"), dated as of ___________, among Access Financial Lending Corp., as Servicer (the "Company"), Access Financial Receivables Corp., as Seller, and ____________________, as Trustee of the Trust (the "Trustee"). This Class RL Certificate is one of the Class RL Certificates described in the Agreement and is issued pursuant and subject to the Agreement. By acceptance of this Class RL Certificate the holder assents to and becomes bound by the Agreement. To the extent not defined herein, all capitalized terms have the meanings assigned to such terms in the Agreement.

                  The Agreement  contemplates,  subject to its terms, payment on the fifteenth day (or if such day is not a Business Day, the next succeeding Business Day) (the "Remittance Date") of each calendar month commencing in _________, so long as the Agreement has not been terminated, by check (or, if such Class RL Certificateholder holds Class RL Certificates with an aggregate Percentage Interest of at least __% and so desires, by wire transfer pursuant to instructions delivered to the Trustee at least ten days prior to such Remittance
Date) to the registered Class RL Certificateholder at the address appearing on the Certificate Register as of the Business Day immediately preceding such Remittance Date, in an amount equal to the Percentage Interest specified above in all amounts available to be distributed with respect to the Class RL
Certificates on such Remittance Date. Pursuant to the Agreement, only miscellaneous amounts may be so distributed.

                  The  Class RL  Certificateholder,  by its  acceptance  of this
Certificate,  agrees  that it will look  solely to the funds in the  Certificate
Account to the extent available for distribution to the Class RL Certificateholder as provided in the Agreement for payment hereunder and that the Trustee in its individual capacity is not personally liable to the Class RL Certificateholder for any amounts payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement. By acceptance of this Certificate, the Certificateholder agrees to disclosure of his, her or its name and address to other Certificateholders under the conditions specified in the Agreement.

                  The Certificateholder, by its acceptance of this Certificate, represents and warrants that it is not an employee benefit plan, trust or account that is subject to Employee Retirement Income Security Act of 1974, as amended, or that is described in Section 4975(e)(1) of the Code or an entity using the assets of any such plan, trust or account.

                  This Class RL Certificate does not purport to summarize the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and immunities of the Trustee. Copies of the Agreement and all amendments thereto will be provided to any Class RL Certificateholder free of charge upon a written request to the Trustee.

                  As provided in the Agreement and subject to the limitations set forth therein, the transfer of this Class RL Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Class RL Certificate for registration of transfer at the office or agency maintained by the Trustee in New York, New York, accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the holder thereof or his or her attorney duly authorized in writing, and thereupon one or more new Class RL Certificates evidencing the same aggregate amount of Class RL Certificates will be issued to the designated transferee or transferees.

                  As provided in the Agreement and subject to certain limitations therein set forth, this Class RL Certificate is exchangeable for new Class RL Certificates of authorized denominations evidencing the same aggregate Percentage Interest as requested by the holder surrendering the same.

                  The Company, the Servicer, the Seller and the Trustee and any agent of any of them may treat the person in whose name this Class RL Certificate is registered as the owner hereof for all purposes, and none of them nor any such agent shall be affected by any notice to the contrary.

                  The holder of this Class RL Certificate, by acceptance hereof, agrees that, in accordance with the requirements of Section 86OD(b)(1) of the Code, the federal tax return of the Lower-Tier REMIC held by the Trust for its first taxable year shall provide that the Lower-Tier REMIC held by the Trust elects to be treated as a "real estate mortgage investment conduit" (a "REMIC") under the Code for such taxable year and all subsequent taxable years. The Class RL Certificates shall be the "residual interest" in the REMIC. In addition, the holder of this Class RL Certificate, by acceptance hereof, (i) agrees to file tax returns consistent with and in accordance with any elections, decisions or other reports made or filed with regard to federal, state or local taxes on behalf of the Trust, and (ii) agrees to cooperate with the Company in connection with examinations of the Trust's affairs by tax authorities, including administrative and judicial proceedings, and (iii) makes the additional agreements, designations and appointments, and undertakes the responsibilities, set forth in Section 9.02 of the Agreement.

                  IN WITNESS WHEREOF, Access Financial Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust ______ has caused this Certificate to be duly executed by the manual signature of a duly authorized officer of the Trustee.


Dated:  ____________
                                                   ACCESS FINANCIAL MANUFACTURED
                                                     HOUSING CONTRACT
                                                     SENIOR/SUBORDINATE
                                                     PASS-THROUGH CERTIFICATE
                                                     TRUST ______


                                                  By:  _________________________


                                                  By:  _________________________
                                                           Authorized Officer

                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _______________________________ the within Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate, and does hereby irrevocably constitute and appoint ______________________________ Attorney to transfer the said certificate on the Certificate Register maintained by the Trustee, with full power of substitution in the premises.


Dated:
                                                  By:  _________________________
                                                               Signature

                                                                     EXHIBIT D-2


                          FORM OF CLASS RU CERTIFICATE


                  THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES, THE CLASS A-6 CERTIFICATES AND THE CLASS B CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

                  THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 9.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

                  SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE. THIS CERTIFICATE MAY ONLY BE TRANSFERRED TO A PERMITTED TRANSFEREE (AS DEFINED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN); ANY SUCH TRANSFER MUST ALSO SATISFY THE OTHER REQUIREMENTS OF SECTION 9.02 OF SUCH POOLING AND SERVICING AGREEMENT.

==================================================================================================================
Class RU                                                  No. ____
(Subordinate)
- ------------------------------------------------------------------------------------------------------------------
Cut-off Date:                                             Percentage Interest:  ___%
___________
- ------------------------------------------------------------------------------------------------------------------
First Remittance Date:                                    Maturity Date:
_____________                                             ___________________
==================================================================================================================


                 ACCESS FINANCIAL MANUFACTURED HOUSING CONTRACT
                  SENIOR/SUBORDINATE PASS-THROUGH CERTIFICATES,
                        SERIES ______, CLASS RU INTEREST

                  This  certifies  that   _____________________________  is  the
registered owner of the Residual Interest represented by this Certificate, and entitled to certain distributions out of Access Financial Manufactured Housing Contract Senior/ Subordinate Pass-Through Certificate Trust ______ (the "Trust"), which includes among its assets a pool of manufactured housing installment sale contracts and installment loan agreements (including, without limitation, all related security interests and any and all rights to receive payments which are due pursuant thereto on or after ___________) (the "Contracts"). The Trust has been created pursuant to a Pooling and Servicing Agreement (the "Agreement"), dated as of ___________, among Access Financial Lending Corp., as Servicer (the "Company"), Access Financial Receivables Corp., as Seller, and ____________________, as Trustee of the Trust (the "Trustee"). This Class RU Certificate is one of the Class RU Certificates described in the Agreement and is issued pursuant and subject to the Agreement. By acceptance of this Class RU Certificate the holder assents to and becomes bound by the Agreement. To the extent not defined herein, all capitalized terms have the meanings assigned to such terms in the Agreement.

                  The Agreement  contemplates,  subject to its terms, payment on the fifteenth day (or if such day is not a Business Day, the next succeeding Business Day) (the "Remittance Date") of each calendar month commencing in _________, so long as the Agreement has not been terminated, by check (or, if such Class RU Certificateholder holds Class RU Certificates with an aggregate Percentage Interest of at least __% and so desires, by wire transfer pursuant to instructions delivered to the Trustee at least ten days prior to such Remittance
Date) to the registered Class RU Certificateholder at the address appearing on the Certificate Register as of the Business Day immediately preceding such Remittance Date, in an amount equal to the Percentage Interest specified above in all amounts available to be distributed with respect to the Class RU
Certificates on such Remittance Date. Pursuant to the Agreement, only miscellaneous amounts may be so distributed.

                  The  Class RU  Certificateholder,  by its  acceptance  of this
Certificate,  agrees  that it will look  solely to the funds in the  Certificate
Account to the extent available for distribution to the Class RU Certificateholder as provided in the Agreement for payment hereunder and that the Trustee in its individual capacity is not personally liable to the Class RU Certificateholder for any amounts payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement. By acceptance of this Certificate, the Certificateholder agrees to disclosure of his, her or its name and address to other Certificateholders under the conditions specified in the Agreement.

                  The Certificateholder, by its acceptance of this Certificate, represents and warrants that it is not an employee benefit plan, trust or account that is subject to Employee Retirement Income Security Act of 1974, as amended, or that is described in Section 4975(e)(1) of the Code or an entity using the assets of any such plan, trust or account.

                  This Class RU Certificate does not purport to summarize the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and immunities of the Trustee. Copies of the Agreement and all amendments thereto will be provided to any Class RU Certificateholder free of charge upon a written request to the Trustee.

                  As provided in the Agreement and subject to the limitations set forth therein, the transfer of this Class RU Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Class RU Certificate for registration of transfer at the office or agency maintained by the Trustee in New York, New York, accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the holder thereof or his or her attorney duly authorized in writing, and thereupon one or more new Class RU Certificates evidencing the same aggregate amount of Class RU Certificates will be issued to the designated transferee or transferees.

                  As provided in the Agreement and subject to certain limitations therein set forth, this Class RU Certificate is exchangeable for new Class RU Certificates of authorized denominations evidencing the same aggregate Percentage Interest as requested by the holder surrendering the same.

                  The Company, the Servicer, the Seller and the Trustee and any agent of any of them may treat the person in whose name this Class RU Certificate is registered as the owner hereof for all purposes, and none of them nor any such agent shall be affected by any notice to the contrary.

                  The holder of this Class RU Certificate, by acceptance hereof, agrees that, in accordance with the requirements of Section 86OD(b)(1) of the Code, the federal tax return of the Upper-Tier REMIC held by the Trust for its first taxable year shall provide that the Upper-Tier REMIC held by the Trust elects to be treated as a "real estate mortgage investment conduit" (a "REMIC") under the Code for such taxable year and all subsequent taxable years. The Class RU Certificates shall be the "residual interest" in the REMIC. In addition, the holder of this Class RU Certificate, by acceptance hereof, (i) agrees to file tax returns consistent with and in accordance with any elections, decisions or other reports made or filed with regard to federal, state or local taxes on behalf of the Trust, and (ii) agrees to cooperate with the Company in connection with examinations of the Trust's affairs by tax authorities, including administrative and judicial proceedings, and (iii) makes the additional agreements, designations and appointments, and undertakes the responsibilities, set forth in Section 9.02 of the Agreement.

                  IN WITNESS WHEREOF, Access Financial Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate Trust ______ has caused this Certificate to be duly executed by the manual signature of a duly authorized officer of the Trustee.


Dated:  ____________
                                                  ACCESS FINANCIAL MANUFACTURED
                                                    HOUSING CONTRACT
                                                    SENIOR/SUBORDINATE
                                                    PASS-THROUGH CERTIFICATE
                                                    TRUST ______


                                                  By:  _________________________


                                                  By:  _________________________
                                                           Authorized Officer

                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _______________________________ the within Manufactured Housing Contract Senior/Subordinate Pass-Through Certificate, and does hereby irrevocably constitute and appoint ______________________________ Attorney to transfer the said certificate on the Certificate Register maintained by the Trustee, with full power of substitution in the premises.


Dated:
                                                  By:  _________________________
                                                               Signature

                                                                       EXHIBIT E

                               FORM OF ASSIGNMENT


                  In accordance with the Pooling and Servicing Agreement (the "Agreement"), dated as of ___________ among Access Financial Lending Corp., as Servicer (the "Company"), Access Financial Receivables Corp., as Seller (the "Seller"), and ___________ ________, as Trustee of the Trust (the "Trustee"), the Seller does hereby transfer, assign, set over and otherwise convey to the Trustee (i) all right, title and interest in the manufactured housing installment sale contracts described in the List of Contracts attached hereto as Exhibit A (collectively, the "Contracts") and installment loan agreements and the proceeds thereof (including, without limitation, all related Mortgages and other security interests created thereby and any and all rights to receive payments which are due pursuant thereto from and after ___________, but excluding any rights to receive payments which were due pursuant thereto prior to ___________) identified in the List of Contracts attached hereto, (ii) all rights under every Hazard Insurance Policy on a Manufactured Home securing a Contract for the benefit of the creditor of such Contract and all rights under all blanket hazard insurance policy and the proceeds from the Errors and Omissions Protection Policy to the extent they relate to the Manufactured Homes,
(iii) all documents contained in the Contract Files, (iv) the Seller's rights under the Loan Sale Agreement and (v) all proceeds in any way derived from any of the foregoing. Capitalized terms used herein but not defined herein have the meanings assigned to them in the Agreement.

                  IN WITNESS WHEREOF, the undersigned has caused this Assignment to be duly executed this ____ day of _________.


                                                  ACCESS FINANCIAL RECEIVABLES
                                                  CORP.


                                                  By:  _________________________
                                                       Name:____________________
                                                       Title:___________________

                                                                       EXHIBIT F


                        FORM OF TRUSTEE'S ACKNOWLEDGMENT


                  ____________________,  a _________________ organized under the laws of the State of ________, acting as trustee (the "Trustee") of the trust created pursuant to the Pooling and Servicing Agreement dated as of ___________ among Access Financial Lending Corp., as Servicer (the "Company"), Access Financial Receivables Corp., as Seller, and The Bank of New York, as Trustee of the Trust (the "Trustee") (the "Agreement") (all capitalized terms used herein without definition having the respective meanings specified in the Agreement) acknowledges, pursuant to Section 2.03 of the Agreement, that the Trustee has received the manufactured housing installment sale contracts described in the List of Contracts, and further acknowledges that it will administer the Trust Estate, in trust, pursuant to the terms of the Agreement. Capitalized terms used herein but not defined herein have the meanings assigned to them in the Agreement.

                  IN WITNESS WHEREOF, ____________________, as Trustee, has caused this acknowledgment to be executed by its duly authorized officer as of this ____ day of __________.


                                                ____________________, as Trustee


                                                  By:  _________________________
                                                       Name:____________________
                                                       Title:___________________

                                                                       EXHIBIT G


                        FORM OF LIMITED POWER OF ATTORNEY

                  Know All Men by These Presents that Access Financial Lending Corp. hereby makes, constitutes and appoints _______________ ____, acting through its duly appointed officers or any of them, its true and lawful attorney, for it and in its name and on its behalf, for the sole and exclusive purpose of authorizing said attorney to sign, endorse and deliver in its behalf
(1) any Mortgage, instrument or document and also any other writing which may be used in connection therewith to evidence any obligation of the undersigned or any security interest in any Contract; (2) any check or other instrument for the payment thereof; and (3) any release, reconveyance, satisfaction, assignment or notice of assignment of any Mortgage. This power of attorney shall not be used to create any new obligation of the undersigned or for the institution of suit in the name of the undersigned.

                  This  Limited  Power of  Attorney  has been given  pursuant to
Section 5.12(d) of the Pooling and Servicing Agreement dated as of ___________, among Access Financial Lending Corp., _______________ ____, and the other parties named therein.

                  In Witness Whereof, and intending to be legally bound hereby, the undersigned has caused this Limited Power of Attorney to be executed this _____ day of __________.

                                                  ACCESS FINANCIAL LENDING CORP.


                                                  By:  _________________________
                                                       Name:
                                                       Title:


State of New York                     :
                                      :       ss.
County of New York                    :

                  On This, the ____ day of _________, before me, a Notary Public, personally appeared, ________________________, who acknowledged that he executed the foregoing instrument for the purposes therein contained.

                  Witness my hand and Notarial Seal the day and year above written.


                                                       _________________________
                                                             Notary Signature

My Commission Expires on ________________________

                                                                       EXHIBIT H



                             FORM OF MONTHLY REPORT


                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                    PASS-THROUGH CERTIFICATES, SERIES ______

                          Distribution Date: __________



                  Amount reimbursable to the Servicer                 __________

Senior Certificates

1.(a)             Amount Available (including Monthly
                  Servicing Fee)                                      __________

  (b)             Class A-6 Interest Deficiency
                  Amount (if any) and Class B-1
                  Interest Deficiency Amount (if any)
                  withdrawn for prior Remittance Date                 __________

  (c)             Amount  Available  after giving
                  effect to withdrawal of Class
                  A-6  Interest   Deficiency   Amount
                  and  Class  B-1  Interest Deficiency
                  Amount for prior Remittance Date                    __________

Interest

2.       Aggregate interest

         (a)      Class A-1 Remittance Rate                   _____%

         (b)      Class A-1 Interest                                  __________

         (c)      Class A-2 Remittance Rate                   _____%

         (d)      Class A-2 Interest                                  __________

         (e)      Class A-3 Remittance Rate                   _____%

         (f)      Class A-3 Interest                                  __________

         (g)      Class A-4 Remittance Rate                   _____%

         (h)      Class A-4 Interest                                  __________

         (i)      Class A-5 Remittance Rate                   _____%

         (j)      Class A-5 Interest                                  __________

3.       Amount applied to:

         (a)      Unpaid Senior Interest Shortfall                    __________

4.       Remaining:

         (a)      Unpaid Senior Interest Shortfall                    __________

                                                             Count

Prior Period Ending Scheduled Balance                        ______   __________

Principal

5.       Formula Principal Distribution Amount:

         (a)      Scheduled principal                                 __________

         (b)      Principal Prepayments                      ______   __________

         (c)      Liquidated Contracts                       ______   __________

         (d)      Repurchases                                         __________

         (e)      Accelerated Principal                               __________

                                                                      ==========
                  TOTAL                                               __________

6.       Pool Scheduled Principal Balance                             __________

7.       Unpaid Senior Principal Shortfall (if
         any) following prior Remittance Date                         __________

8.       Senior Percentage for such Remittance
         Date (Until Class B Cross-over Date, and
         on each Remittance Date thereafter
         unless each Class B Principal
         Distribution Test is satisfied, equals
         Senior Principal Balance divided by Pool
         Scheduled Principal Balance)                                 __________

9.       Senior Percentage for the following
         Remittance Date                                              __________

10.      Senior principal distribution:

         (a)      Class A-1                                           __________

         (b)      Class A-2                                           __________

         (c)      Class A-3                                           __________

         (d)      Class A-4                                           __________

         (e)      Class A-5                                           __________

11.      (a)      Class A-1 Principal Balance                         __________

         (b)      Class A-2 Principal Balance                         __________

         (c)      Class A-3 Principal Balance                         __________

         (d)      Class A-4 Principal Balance                         __________

         (e)      Class A-5 Principal Balance                         __________

12.      Unpaid Senior Principal Shortfall (if
         any) following current Remittance Date                       __________

Class A-6 Certificates

13.      Class A-6 Amount Available                                   __________

Interest

14.      Aggregate interest

         (a)      Class A-6 Remittance Rate (____%
                  unless Weighted Average Contract          ____%
                  Rate is below ____%)

         (b)      Class A-6 Interest                                  __________

15.      Amount applied to Unpaid Class A-6
         Interest Shortfall                                           __________

16.      Amount applied to Class A-6 Interest
         Deficiency Amount                                            __________

17.      Remaining unpaid Class A-6 Interest
         Deficiency Amount                                            __________

18.      Remaining Unpaid Class A-6 Interest
         Shortfall                                                    __________

Principal

19.      Formula Principal Distribution Amount:

         (a)      Scheduled principal                                 __________

         (b)      Principal Prepayments                               __________

         (c)      Liquidated Contracts                                __________

         (d)      Repurchases                                         __________

20.      Pool Scheduled Principal Balance

21.      Class A-6 Percentage after prior                   ______%
         Remittance Date

22.      Class A-6 Percentage for such Remittance           ______%
         Date

23.      Class A-6 Percentage for the following
         Remittance Date                                    ______%

24.      Class A-6 principal distribution:

         (a)      Class A-6 (current)                                 __________

         (b)      Unpaid Class A-6 Principal                          __________
                  Shortfall (if any) following prior
                  Remittance Date

25.      Unpaid Class A-6 Principal Shortfall (if
         any) following current Remittance Date                       __________

Class B Principal Distribution Tests (tests must be satisfied on and after the Remittance
Date occurring in _________)

26.      Average Sixty-Day Delinquency Ratio Test

         (a)      Sixty-Day Delinquency Ratio for                     __________
                  current Remittance Date

         (b)      Average Sixty-Day Delinquency Ratio
                  (arithmetic average of ratios for
                  this month and two preceding
                  months; may not exceed ____%)                       __________

27.      Average Thirty-Day Delinquency Ratio
         Test

         (a)      Thirty-Day Delinquency Ratio for
                  current Remittance Date                             __________

         (b)      Average Thirty-Day Delinquency
                  Ratio (arithmetic average of ratios
                  for this month and two preceding
                  months; may not exceed ____%)                       __________

28.      Cumulative Realized Losses Test

         (a)      Cumulative Realized Losses for
                  current Remittance Date (as a
                  percentage of Cut-off Date Pool
                  Principal Balance; may not exceed
                  ___________________________________
                  ___________________________________
                  ___________________________________
                  thereafter)                                ______%

29.      Current Realized Losses Test                                 __________

         (a)      Current Realized Losses for current
                  Remittance Date                                     __________

         (b)      Current Realized Loss Ratio (total
                  Realized Losses during the __
                  immediately preceding Collection
                  Period, divided by the arithmetic
                  average of Pool Scheduled Principal
                  Balances as of the last day of the
                  preceding Collection Period and the
                  Pool Scheduled Principal Balance as                 __________
                  of the last day of the immediately
                  preceding Collection Period; may
                  not exceed ____%)

30.      Class B Principal Balance Test

         (a)      Class B Principal Balance (before
                  any distributions on current
                  Remittance Date) divided by Pool
                  Scheduled Principal Balance for
                  prior Remittance Date (must equal
                  or exceed ____%) and the Class B
                  Principal Balance as of such
                  Remittance Date is greater than or
                  equal to $_________                                 __________

Class B-1 Certificates

31.      Amount Available less the Senior
         Distribution Amount and Class A-6
         Distribution Amount                                          __________

Interest

32.      Class B-1 Remittance Rate                            _____%

33.      Class B-1 Interest                                           __________

34.      Current interest                                             __________

35.      Amount applied to Unpaid Class B-1                           __________
         Interest Shortfall

36.      Amount applied to Class B-1 Interest
         Deficiency Amount                                            __________

37.      Remaining unpaid Class B-1 Interest
         Deficiency Amount                                            __________

38.      Remaining Unpaid Class B-1 Interest
         Shortfall                                                    __________

Principal

39.      Unpaid Class B-1 Principal Shortfall (if
         any) following prior Remittance Date                         __________

40.      (a)      Class B Percentage for such
                  Remittance Date (until Class B
                  Cross-over Date, and on each
                  Remittance Date thereafter unless
                  each Class B Principal Distribution
                  Test is satisfied, equals zero.
                  Thereafter, if each Class B
                  Principal Distribution Test is
                  satisfied, equals 100% minus Senior
                  Percentage)                               ______%

         (b)      Class B Percentage for the
                  following Remittance Date                 ______%

41.      Current Principal (Class B Percentage of
         Formula Principal Distribution Amount)                       __________

42.      (a)      Class B-1 Principal Shortfall                       __________

         (b)      Unpaid Class B-1 Principal
                  Shortfall                                           __________

43.      Class B Principal Balance                                    __________

44.      Class B-1 Principal Balance                                  __________

Class B-2 Certificates

45.      Remaining Amount Available                                   __________

Interest

46.      Class B-2 Remittance Rate (____%, unless
         Weighted Average Contract Rate is less
         than ____%)                                         ______%

47.      Class B-2 Interest                                           __________

48.      Current interest                                             __________

49.      Amount applied to Unpaid Class B-2
         Interest Shortfall                                           __________

50.      Remaining Unpaid Class B-2 Interest
         Shortfall                                                    __________

Principal

51.      Unpaid Class B-2 Principal Shortfall (if
         any) following prior Remittance Date                         __________

52.      Class B-2 Principal Liquidation Loss
         Amount                                                       __________

53.      Current principal (zero until Class B-1
         paid down; thereafter, Class B
         Percentage of Formula Principal
         Distribution Amount)                                         __________

54.      Class B-2 Principal Balance                                  __________



Senior, Class A-6, Class B-1 and Class B-2 Certificates

Aggregate Balances of delinquent Contracts as of month-end

56.      30 - 59 days                                                 __________

57.      60 days or more                                              __________

58.      Manufactured Homes repossessed                               __________

59.      Manufactured Homes repossessed but
         remaining in inventory                                       __________

60.      Weighted Average Contract Rate of all
         outstanding Contracts                               ______%

Residual Certificates

61.      (a)      Monthly Servicing Fee (deducted
                  from Certificate Account balance to
                  arrive at Amount Available if the
                  Company is not the Servicer;
                  deducted from funds remaining after
                  payment of Senior Distribution
                  Amount, Class A-6 Distribution
                  Amount, Class B-1 Distribution
                  Amount and Class B-2 Distribution
                  Amount, if the Company is the
                  Servicer)                                           __________

         (b)      Monthly interest on Certificate
                  Account                                             __________



Class A-6, Class B-1 and Class B-2
Certificates

64.      Class A-6 Interest Deficiency on such
         Remittance Date                                              __________

65.      Class B-1 Interest Deficiency on such
         Remittance Date                                              __________

66.      Class B-2 Interest Deficiency on such
         Remittance Date                                              __________



Repossessed Contracts

67.      Repossessed Contracts                                        __________

68.      Repossessed Contracts Remaining in
         Inventory                                                    __________



Accelerated Principal Calculation

69.      Remaining Amount Available                                   __________

70.      Accelerated Principal                                        __________



Residual Certificates

71.      Class C Distribution Amount (excess, if
         any, 1/12 Weighted Net Contract
         Rate at  beginning  x pool  scheduled
         balance at  beginning  MINUS the
         Certificate Interest [A-1 to B-2]
         Distribution Amount for date.)                               __________

72.      Release Amount (if B-2 is zero)                              __________

73.      Reimburse Residual Certificate Holder
         per Section 10.06 (REMIC tax matters)                        __________

74.      Remaining to Residual Holder                                 __________


Please    contact   the    Bondholder    Relations    Department   of   ________
_____________________________ with any questions regarding this Statement or your Distribution.

                                                                       EXHIBIT I


                    FORM OF CERTIFICATE OF SERVICING OFFICER

                         ACCESS FINANCIAL LENDING CORP.

                  The undersigned certifies that he is a [title] of Access Financial Lending Corp., a Delaware corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of ___________ among Access Financial Lending Corp., as Servicer (the "Company"), Access Financial Receivables Corp., as Seller, and ____________________, as Trustee of the Trust (the "Trustee") (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

                  1. The Monthly Report for the period from _______ to _________ attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement;

                  2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred; and

                  3. As of the close of the most recent Collection  Period,  the
weighted   average   number  of  months  in  inventory  of  all   non-liquidated
Manufactured Homes is ____________.

                  IN WITNESS WHEREOF, I have affixed hereunto my signature this ____ day of __________, 19_.


                                   ACCESS FINANCIAL LENDING CORP.


                                   By:__________________________________________
                                       Name:____________________________________
                                       Title:___________________________________

                                                                       EXHIBIT J


                        REPORT ON AGREED UPON PROCEDURES


_____________________________________
_____________________________________
_____________________________________

_____________________________________
_____________________________________
_____________________________________

_____________________________________
_____________________________________
_____________________________________

_____________________________________
_____________________________________
_____________________________________

The Internal Audit Department of Access Financial Lending Corp. ("Internal Audit") has performed the procedures enumerated below, which were agreed to by ____________________, Access Financial Lending Corp. ("AFL") and
__________________________  ___________  ("____")  with  respect  to the  Access
Financial Manufactured Housing Contract Senior/Subordinated Pass-Through Certificates, Series ______ solely to assist the parties to the agreement in determining if there has been a default in the fulfillment of the obligations specified below for the month ended [______]. The sufficiency of these procedures is solely the responsibility of the specified users of this report. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Internal Audit tested a sufficient number of transactions governed by the below criteria so that the testing was representative of AFL's volume of transactions. The working papers prepared as a result of the procedures performed accurately reflect the work performed and the working papers are complete.

                           Population Number (N)                  Sample Size

                             ______________                           ___

                                _________                             ___

                                 _______           _____________________________

                             Procedures and Findings


A.       COLLECTION OF CONTRACT PAYMENTS

         Information and Procedures. Internal Audit obtained from management a reconciliation of lockbox collections and internal collections (i.e., received directly from obligors through postal service channels or Western Union wire services) to postings against the loan portfolio in the aggregate as of the close of business for the month ended [__________] and performed the procedures indicated with respect to such information.

         1. Tested the reconciliation for reasonableness and mechanical accuracy. This procedure included (1) tracing the balance of loan principal outstanding as of the close of business as of the beginning of the month ended [_______] on the reconciliation to the trial balance obtained from the TMS loan servicing system, (2) tracing the reconciliation's balance as of the end of the month to a trial balance obtained from the TMS loan servicing system, (3) comparing principal additions for the month to the summation of newly funded contracts, (4) comparing the summation of payments applied during the month to the TMS loan servicing system and (5) an examination and validation of any reconciling items exceeding $_____ or, in the auditor's opinion, of an uncommon nature. All exceptions will be noted in "Findings" below and for purposes of this procedure an error rate of __% will be considered a tolerable variance. Re-tests of this procedure are documented for the independent accountant's letter.

                    Findings:


         2. Determined that cash collections were deposited into the correct trustee account by (a) tracing a sample of individual deposits contained in the deposit supporting documentation to a listing of contracts allocated to the Certificateholders of Access Financial Lending Corp. Series ______ Pass-Through Certificates or held for sale; (b) determining that the individual contracts are properly identified as to ownership in the servicing system; and tracing a sample of posting reported in the servicing system for Certificateholders back to deposit documentation to the trust account as defined in Section ____ of the Pooling and Servicing Agreement. All exceptions will be noted in "Findings" below and for purposes of this procedure an error rate of __% will be considered a tolerable variance. Re-tests of this procedure are documented in the independent accountant's letter.

                    Findings:



B.       REALIZATION UPON CONTRACTS

         Information and Procedures. Internal Audit obtained from management an analysis of all repossessions and/or foreclosures occurring during the month ended [________] and performed the procedures indicated with respect to such information.

         1. Agreed the analysis balances to the appropriate asset, liability, income/expense and gain/loss accounts reflected in the general ledger as of the end of the month. Recalculated gains and losses on a test basis for compliance with policies and procedures (i.e., application of pre-non-accrual status interest towards the gain/loss determination). All exceptions will be noted in "Findings" below and for purposes of this procedure an error rate of __% will be considered a tolerable variance. Re-tests of this procedure are documented for the independent accountant's letter.


C.       REPORTING TO CERTIFICATEHOLDERS

         1. Obtained copies of the remittance Statements to Certificateholders as required and defined under Reports to Certificateholders of the Pooling and Servicing Agreement for Access Financial Lending Corp. Series ______ Pass-Through Certificates and performed the following:

                  a) Tested the allocation and distribution of interest in accordance with the pass-through of interest for each certificate type as defined in Section _____ of the Pooling and Servicing Agreement.

                           Findings:


                  b) Tested the allocation and distribution of principal in accordance with the pass-through of principal for each certificate type as defined in Section _____ of the Pooling and Servicing Agreement. When appropriate, agreed information reported to servicing system reports used in the determination of the proper application of principal.

                           Findings:


                  c) Tested the Series ______ Pass-Through Certificate's pool performance reports as defined in the Pooling and Servicing Agreement. Section _____ to determine the reasonableness of the information disclosed. When appropriate, agreed information to servicing system reports and detail.

                           Findings:

                                                                       EXHIBIT K


                          FORM OF REPRESENTATION LETTER


_____________________________________
_____________________________________
_____________________________________

Access Financial Lending Corp.
400 Highway 169 South, Suite 400
P.O. Box 26365
St. Louis Park, MN 55426-0365

                  Re:      Manufactured Housing Contract
                             Senior/Subordinate Pass-Through
                             Certificates, Series ______,
                             [Class B-2, Class C or Residual]

                  The undersigned (the "Transferee") has agreed to purchase from ___________________________(the "Transferor") the following:


                           Class                              Number

                         _________                          __________
                         _________                          __________
                         _________                          __________
                         _________                          __________
                         _________                          __________


                  A. Rule 144A "Qualified Institutional Buyers" should complete this section

                  I.  The Transferee is (check one):

                  __________        (i)  An  insurance  company,  as defined  in
                                    Section  2(13)  of  the  Securities  Act  of
                                    1933,  as amended  (the  "Securities  Act"),
                                    (ii) an investment  company registered under
                                    the  Investment  Company  Act  of  1940,  as
                                    amended  (the  "Investment   Company  Act"),
                                    (iii)  a  business  development  company  as
                                    defined   in   Section   2(a)(48)   of   the
                                    Securities   Act,  (iv)  a  Small   Business
                                    Investment  Company  licensed  by  the  U.S.
                                    Small Business  Administration under Section
                                    301(c)   or  (d)  of  the   Small   Business
                                    Investment  Act of 1958,  as amended,  (v) a
                                    plan established and maintained by a state,
                                    its  political  subdivisions,  or any agency
                                    or   instrumentality   of  a  state  or  its
                                    political  subdivisions,  for the benefit of
                                    its employees, (vi) an employee benefit plan
                                    within  the   meaning  of  Title  I  of  the
                                    Employee  Retirement  Income Security Act of
                                    1974, as amended ("ERISA"), (vii) a business
                                    development  company  as  defined in Section
                                    202(a)(22) of the Investment Advisors Act of
                                    1940,  as  amended,  (viii) an  organization
                                    described   in  Section   501(c)(3)  of  the
                                    Internal  Revenue Code,  corporation  (other
                                    than a bank as defined in Section 3(a)(2) of
                                    the  Securities  Act or a  savings  and loan
                                    association or other institution  referenced
                                    in Section  3(a)(2) of the Securities Act or
                                    a   foreign   bank  or   savings   and  loan
                                    association   or  equivalent   institution),
                                    partnership,  or  Massachusetts  or  similar
                                    business   trust;   or  (ix)  an  investment
                                    advisor   registered  under  the  Investment
                                    Advisors Act of 1940, as amended, which, for
                                    each of (i) through  (ix),  owns and invests
                                    on  a  discretionary  basis  at  least  $100
                                    million in securities  other than securities
                                    of issuers  affiliated  with the Transferee,
                                    securities   issued  or  guaranteed  by  the
                                    United  States  or a  person  controlled  or
                                    supervised    by    and    acting    as   an
                                    instrumentality  of  the  government  of the
                                    United States pursuant to authority  granted
                                    by the Congress of the United  States,  bank
                                    deposit notes and  certificates  of deposit,
                                    loan participations,  repurchase agreements,
                                    securities owned but subject to a repurchase
                                    agreement,  and currency,  interest rate and
                                    commodity  swaps  (collectively,   "Excluded
                                    Securities");

                  __________        a dealer  registered  pursuant to Section 15
                                    of the  Securities  Exchange Act of 1934, as
                                    amended  (the  "Exchange  Act")  that in the
                                    aggregate    owns   and    invests    on   a
                                    discretionary  basis at least $10 million of
                                    securities  other than  Excluded  Securities
                                    and  securities  constituting  the  whole or
                                    part  of  an   unsold   allotment   to,   or
                                    subscription by, Transferee as a participant in a public offering;

                  __________        an investment company registered under the
                                    Investment Company Act that is part of a
                                    family of investment companies (as defined
                                    in Rule 144A of the  Securities and Exchange
                                    Commission)  which own in the  aggregate  at
                                    least $100 million in securities  other than
                                    Excluded   Securities   and   securities  of
                                    issuers that are part of such family of investment companies;

                 __________         an  entity,  all  of  the  equity  owners of
                                    which   are   entities   described  in  this
                                    Paragraph A(I);

                 __________         a bank as defined in Section  3(a)(2) of the
                                    Securities   Act,   any   savings  and  loan
                                    association   or   other    institution   as
                                    referenced  in  Section  3(a)(5)(A)  of  the
                                    Securities  Act,  or  any  foreign  bank  or
                                    savings and loan  association  or equivalent
                                    institution  that in the aggregate  owns and
                                    invests  on a  discretionary  basis at least
                                    $100  million  in   securities   other  than
                                    Excluded  Securities  and has an audited net
                                    worth   of   at   least   $25   million   as
                                    demonstrated in its latest annual  financial
                                    statements,  as of a date not  more  than 16
                                    months preceding the date of transfer of the
                                    Certificates  to the  Transferee in the case
                                    of  a  U.S.   Bank  or   savings   and  loan
                                    association, and not more than 18 months preceding such date in the case of a foreign bank or savings association or equivalent institution.

                  II. The Transferee is acquiring such Certificates solely for its own account, for the account of one or more others, all of which are "Qualified Institutional Buyers" within the meaning of Rule 144A, or in its capacity as a dealer registered pursuant to Section 15 of the Exchange Act acting in a riskless principal transaction on behalf of a "Qualified Institutional Buyer". The Transferee is not acquiring such Certificates with a view to or for the resale, distribution, subdivision or fractionalization thereof which would require registration of the Certificates under the Securities Act.

                  B.  "Accredited Investors" should complete this Section

                  I.  The Transferee is (check one):

                  __________    a  bank within the meaning of Section 3(a)(2) of
                                the Securities Act;

                 __________         a  savings  and  loan  association  or other
                                    institution defined in Section 3(a)(5) of the Securities Act;

                 __________         a  broker  or  dealer registered pursuant to
                                    the Exchange Act;

                 __________         an  insurance  company within the meaning of
                                    Section 2(13) of the Securities Act;

                 __________         an  investment  company registered under the
                                    Investment Company Act;

                 __________         an employee  benefit plan within the meaning
                                    of Title I of ERISA, which has total assets in excess of $5,000,000;

                 __________         another  entity  which  is  an   "accredited
                                    investor"  within  the  meaning of paragraph
                                    (fill in) of subsection (a) of Rule 501 of the Securities and Exchange Commission.

                  II. The Transferee is acquiring such Certificates solely for its own account, for investment, and not with a view to or for the resale, distribution, subdivision or fractionalization thereof which would require registration of the Certificates under the Securities Act.

                  C. If the Transferee is unable to complete one of paragraph A(I) or paragraph B(I) above and is not a designated PORTAL depository organization, the Transferee must furnish an opinion in form and substance satisfactory to the Trustee of counsel satisfactory to the Trustee to the effect that such purchase will not violate any applicable federal or state securities laws.

                  D. The Transferee is not a pension or benefit plan or individual retirement arrangement that is subject to ERISA, or to the Internal Revenue Code of 1986, as amended (any such plan or arrangement, an "ERISA Plan").

                  E. If the Transferee is unable to complete paragraph D above, the Transferee must complete a Benefit Plan Affidavit in the Form attached.

                                          Very truly yours,



                                           By:_________________________________
                                           Title:______________________________

Dated:________________________________

                          FORM OF RESIDUAL CERTIFICATE
                        TAX MATTERS TRANSFER CERTIFICATE

           [Complete if a Residual Certificate is being transferred.]


                                                 AFFIDAVIT PURSUANT TO SECTION
                                                 860(e) OF THE INTERNAL REVENUE
                                                 CODE OF 1986, AS AMENDED


STATE OF                            )
                                    )  ss:
COUNTY OF                           )

                  [NAME OF OFFICER], being first duly sworn, deposes and says:

                  1. That he is [Title of Officer] of [Name of Investor] (the "Investor"), a [savings institution] [corporation] duly organized and existing under the laws of [the State of __________] [the United States], on behalf of which he makes this affidavit.

                  2. That (i) the Investor is not a "disqualified organization" and will not be a "disqualified organization" as of [date of transfer] (For this purpose, a "disqualified organization" means the United States, any state or political subdivision thereof, any foreign government, any international organization, any agency or instrumentality of any of the foregoing (other than certain taxable instrumentalities), any cooperative organization furnishing electric energy or providing telephone service to persons in rural areas, or any organization (other than a farmers' cooperative) that is exempt from federal income tax unless such organization is subject to the tax on unrelated business income); (ii) it is not acquiring the Class RU [RL] Certificate for the account of a disqualified organization; (iii) it consents to any amendment of the Pooling and Servicing Agreement dated as of ___________, among Access Financial Receivables Corp., as Seller, Access Financial Lending Corp., as Servicer and ____________________, as Trustee that shall be deemed necessary by the Trustee (upon advice of counsel) to constitute a reasonable arrangement to ensure that the Class RU [RL] Certificates will not be owned directly or indirectly by a disqualified organization; and (iv) it will not transfer such Class RU [RL] Certificate unless (a) it has received from the transferee an affidavit in substantially the same form as this affidavit containing these same four representations and (b) as of the time of the transfer, it does not have actual knowledge that such affidavit is false.

                  IN WITNESS WHEREOF, the Investor has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its [Title of Officer] and its corporate seal to be hereunto attached, attested by its [Assistant] Secretary, this ____ day of __________, ____.


                                      [NAME OF INVESTOR]



                                       By:_____________________________________
                                          [Name of Officer]
                                          [Title of Officer]

[Corporate Seal]

Attest:


____________________________
[Assistant] Secretary


                  Personally appeared before me the above-named [Name of Officer], known or proved to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Investor, and acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Investor.

                  Subscribed  and sworn  before me this ____ day of  __________,
____.


_________________________
NOTARY PUBLIC

COUNTY OF _______________

STATE OF ________________

                  My commission expires the ____ day of ____________, ____.

                             BENEFIT PLAN AFFIDAVIT


Re:      Access Financial
         Manufactured Housing
         Contract Trust ______

STATE OF __________                 )
                                                     )        ss:
COUNTY OF __________                        )

                  Under penalties of perjury, I, the undersigned, declare that, to the best of my knowledge and belief, the following representations are true, correct, and complete.

                  1. That I am a duly authorized officer of __________ (the "Purchaser"), whose taxpayer identification number is __________, and on behalf of which I have the authority to make this affidavit.

                  2. That the Purchaser is acquiring a Class ___ Certificate (the "___ Certificate") representing an interest in the Trust, for certain assets of which one or more real estate mortgage investment conduit elections ("REMICs") are to be made under Section 860D of the Internal Revenue Code of 1986, as amended (the "Code").

                  3. The Purchaser represents that either (a) it is not (i) an employee benefit plan (as defined in section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) subject to the provisions of Title I of ERISA, (ii) a plan described in section 4975(e)(1) of the Internal Revenue Code of 1986, or (iii) an entity whose underlying assets are deemed to be assets of a plan described in (i) or (ii) above by reason of such plan's investment in the entity (any such entity described in clauses (i) through (iii), a "Benefit Plan Entity"(1) or (b) it is an insurance company general account and,

- --------
(1) Do not include option (b) or (c) for acquisitions or transfers of a class of Certificates which has not been placed or underwritten by an entity which has an Underwriter Exemption (as described in Prohibited Transaction Class Exception 95-60) and do not include option (c) for acquisitions or transfers of Certificates that (i) evidence rights and interests that are subordinated to the rights and interests evidenced by other Certificates of the Trust, or (ii) occur at any time during which the Certificates being acquired or transferred are not rated in one of the top three rating categories of any rating agency that satisfies the requirements of Prohibited Transaction Exemption 89-90 and that
(a) is rating the Certificates as of the date hereof and (b) has been requested by the issuer of the Certificates to rate the Certificates.

pursuant to Section I of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60"), the acquisition and holding of the Class A Certificates and, pursuant to Section III of PTCE 95-60, the servicing, management and operation of the Trust are with respect to such Purchaser exempt from the "prohibited transaction" provisions of ERISA and the Code or (c) if the Purchaser is a Benefit Plan Entity, the following:

                  (i) the Purchaser is not a Benefit Plan Entity with respect to an employee benefit plan sponsored by any member of the Restricted Group (as defined in the Prospectus);

                  (ii) either (A) the person who has discretionary authority or renders investment advice to the Purchaser with respect to the investment of plan assets in the Class __ Certificates is not an Obligor (or an affiliate) with respect to the Contracts (as defined in the Prospectus), or (B) the person who has such discretionary authority or renders such investment advice is an Obligor (or an affiliate) with respect to less than 5 percent of the Contracts; and, immediately after the acquisition of the Class __ Certificates, no more than 25 percent of the assets of the Purchaser are invested in certificates representing an interest in a trust containing assets sold or serviced by the same entity; and

                  (iii) the Purchaser is an "accredited investor" as defined in Rule 501(a) of Regulation D pursuant to the 1933 Act.

                  Capitalized terms used in and not otherwise defined herein shall have the meaning assigned to them in the Pooling and Servicing Agreement.

                  IN WITNESS WHEREOF, the Purchaser has caused this instrument to be duly executed on its behalf, by its duly authorized officer this _____ day of __________, 19__.



                                                 _______________________________

                                                 By:____________________________

                                                 Its:___________________________


                  Personally appeared before me __________, known or proved to me to be the same person who executed the foregoing instrument and to be a __________ of the Purchaser, and acknowledged to me that he or she executed the same as his or her free act and deed and as the free act and deed of the Purchaser.

Subscribed and sworn before me
this ____ day of __________, 19__


______________________________________
Notary Public

My commission expires the ____ day
of ____________________, 19__.

                                                                       EXHIBIT L


                  REQUEST FOR RELEASE AND RECEIPT OF DOCUMENTS


To:      ____________________, as Custodian
               ____________________________
               ____________________________
               Attention:  _____________________________________

Re:  Pooling  and  Servicing  Agreement  dated as of  ___________  among  Access
     Financial  Lending  Corp.,   Access   Receivables  Corp.,  and  ___________
     ____________________.

Ladies and Gentlemen:

         In connection with the administration of the Contracts held by you as Trustee, we request the release, and acknowledge receipt, of the Contracts described below, for the reason indicated.

Obligor's Name, Address & Zip Code:  Each of the Obligors
                  indicated on the attached Schedule A

Contract Number:  Each of the Contract Numbers indicated on
                  the attached Schedule A

Reason for Requesting Documents (check one or more):

_____             1.       Contract paid in full;

_____             2.       Contract repurchased; and/or

                           a.       _____ Delinquent

                           b.       _____ Repossession


                  3.       Other (explain).

Capitalized words and phrases used herein shall have the receptive meanings assigned to them in the Pooling and Servicing Agreement.


                                   ACCESS FINANCIAL LENDING CORP.


                                   By:__________________________________________
                                      Name:
                                     Title:

                                                                       EXHIBIT M


                               AUCTION PROCEDURES


        I.        Pre-Auction Process

                  a. If by the ninetieth day following the Auction Call Date, the Company has not exercised its rights as described in paragraphs (b) and (c) of Section 12.03 of the Pooling and Servicing Agreement, then a plan of complete liquidation with respect to the Contracts will be adopted by the Trustee in order to satisfy REMIC requirements, and the Trustee will notify __________________________________ (or another investment banking or whole-loan trading firm selected by the Company, _____________________
                           ____________ or such other investment bank or trading firm, the "Advisor"), as Advisor of the assets of the proposed auction.

                  b. Upon receiving notice of the proposed auction, the Advisor will initiate its general auction procedures consisting of the following: (i) with the assistance of the Company, prepare a general solicitation package along with a confidentiality agreement; (ii) prepare a list of qualified bidders, in a commercially reasonable manner; (iii) initiate contact with all qualified bidders; (iv) send a confidentiality agreement to all qualified bidders;
                           (v) upon receipt of a signed confidentiality agreement, send solicitation packages to all interested bidders on behalf of the Trustee; and (vi) notify the Company of all potential bidders and anticipated timetable.

                  c. The general solicitation package will include: (i) the prospectus from the public offering of the Class A and Class B-1 Certificates ("Prospectus"); (ii) a copy of all monthly servicing reports or a copy of all annual servicing reports and, upon a written request, the prior years' monthly servicing reports;
                           (iii) a form of a purchase and sale agreement and servicing agreement for such sale; (iv) a description of the minimum purchase price required to cause the Trustee to sell the Contracts as set forth in Section 12.03(d) of the Pooling and Servicing Agreement; (v) a formal bidsheet; (vi) a detailed timetable; and (vii) a preliminary data tape of the Contracts as of the most recent Payment Date reflecting the same data attributes used to create the original Cut-Off Date tables for the Prospectus.

                  d. The Advisor will send solicitation packages to all bidders no later than the Payment Date preceding the date of the auction, which date shall be fifteen (15) Business Days before a Payment Date (the "Auction Date"). Bidders will be required to submit any due diligence questions in writing to the Advisor, for determination of their relevancy, no later than ten
                           (10) Business Days before the Auction Date. The Company and the Advisor will be required to satisfy all relevant questions at least five (5) Business Days prior to the Auction Date and distribute the questions and answers to all bidders.


       II.        Auction Process

                  a. The Advisor will be allowed to bid in the auction, but will not be required to do so.

                  b. The Company will also be allowed to bid in the auction if it deems appropriate, but will not be required to do so.

                  c. On the Auction Date, all bids will be due by facsimile to such office as shall be designated by the Trustee by _____________; with the winning bidder to be notified by ____ ________. All acceptable bids (as described in Section 8.3 of the Pooling and Servicing Agreement) will be due on a conforming basis on the bid sheet contained in the solicitation package.

                  d. If the Trustee receives fewer than two market value bids from competitive participants in the manufactured housing market, the Trustee may, following consultation with the Advisor and the Company, decline to consummate the sale.

                  e. Upon notification to the winning bidder, a ___ ____________ good faith deposit of the aggregate balance of the unpaid principal balances of the Contracts as of the last day of the preceding Remittance Period will be required to be wired to the Trustee upon acceptance of the bid. This deposit, along with any interest income attributable to it, will be credited to the purchase price, but will not be refundable. The Trustee will establish a separate account for the acceptance of the good faith deposit, until such time as the account is fully funded and all monies are transferred into the Certificate Account, such time not to exceed one (1) Business Day before the final Payment Date.

                  f. The winning bidder will receive on the Auction Date a copy of the draft purchase and sale agreement and servicing agreement.

                  g. The Advisor will provide to the Trustee a letter concluding whether or not the winning bid is a fair market value bid. The Advisor will also provide this letter if it is the winning bidder. In the case where the Advisor (or the Company) is the winning bidder, it will provide in its letter for market comparables and valuations.

                  h. The auction will stipulate that the Servicer or a successor Servicer be retained to service the Contracts sold pursuant to the terms of the purchase and sale agreement and the servicing agreement.